ANNUAL REPORT

DECEMBER 31, 1999

FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST

A WORD ABOUT RISK

All of the portfolios are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, have historically outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political, or social instability. These, and other risks pertaining to specific portfolios, such as specialized industry or geographic sectors or use of complex securities, are discussed in the prospectus. Your investment representative can help you determine which portfolios may be right for you.

TABLE OF CONTENTS



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT




Letter to Contract Owners ...............................         2
Class 1 Portfolio Report
 Templeton Developing Markets Equity Fund ...............      TD-1
Class 2 Portfolio Reports
 Franklin Real Estate Fund ..............................      FR-1
 Franklin Small Cap Fund ................................      FS-1
 Franklin Value Securities Fund .........................      FV-1
 Mutual Shares Securities Fund ..........................      MS-1
 Templeton Global Growth Fund ...........................      TG-1
 Templeton International Smaller Companies Fund .........     TIS-1
REPORT OF SPECIAL MEETINGS OF SHAREHOLDERS ..............       R-1

 PLEASE NOTE:
 Franklin Templeton Variable Insurance Products (VIP) Trust currently consists of 26 separate investment portfolios, which offer Class 1 and Class 2 shares, except the Zero Coupon Funds, which offer only Class 1 shares. Only the portfolios and class listed in the above Table of Contents are currently available under your insurance contract. Please consult prospectuses for your insurance contract and the Franklin Templeton VIP Trust for further information.

LETTER TO CONTRACT OWNERS


Dear Contract Owner:

The year under review saw the world economy's resurgence, when many emerging countries shook off many of the problems that confronted them for a better part of the prior two years, and most developed countries' economies, including long-floundering Japan, enjoyed stronger growth. The U.S. economy, benefiting from low domestic inflation and insatiable consumer demand, continued its sustained expansion for a ninth consecutive year. This type of environment is generally favorable for equity markets, and many showed strong performances for the period. However, such global growth was far less friendly to the fixed-income markets, which endured one of the most difficult years on record, as interest rates rose in response to the robust world economy.

Asian, European and Latin American emerging countries began to see the benefits of their painful, economic restructurings induced by the International Monetary Fund (IMF) during the past two years. In Asia, those countries that most enthusiastically embraced reforms, Thailand and South Korea, witnessed solid economic improvements and substantial stock market gains, with the Korean KOSPI index rising 97.7% and the Thai SET Index gaining 36.3% for the 12-month period ended December 31, 1999. However, almost all economies were recovering and their market returns were strong, including those that suffered the least in the 1997-98 meltdown, Taiwan and Singapore, and those that bore the brunt of it, most notably Indonesia.

Russia was a major beneficiary of better times in 1999. As a leading oil-exporting country, with the world's seventh largest oil reserves, Russia's fiscal condition quickly improved when oil prices increased 111.7% during the period to $25.60 on December 31, 1999. In addition, the country once again found foreign investors' favor in 1999, only a few months after its debt default threw the world financial system into a state of panic. For the year, the Moscow Times Index was up a surprising 234.4%.

In Latin America, Brazil was once again the center of attention, after its ill-managed currency devaluation in January 1999. Contrary to most predictions, the devaluation did not send Brazil into a deep recession as the government was able to keep inflation below 10%, stabilize the currency and meet strict IMF-mandated budget guidelines. Investors reacted positively, propelling the Bovespa to a 76.6% yearly gain.

Early in 1999, most of Europe slipped into an economic slowdown, surprising many economists who had expected that the euro's launch on January 1 would lead to stronger growth. However, toward the end of the period, many European industrialized countries, most notably France, showed signs of returning to a stronger footing. Greater labor flexibility, more confident consumers and a flurry of merger and acquisition activity all suggest continued, faster growth in the coming year. For the year, the France CAC was up 33.2%, leading the Morgan Stanley Capital International (MSCI/registered trademark/) Europe Index to a 16.2% gain.

Perhaps most inspiring during the period were Japan's tentative, yet concrete, steps to pull itself out of its worst recession since the 1940s. Facing enormous pressures from within and from the global community, Japan enacted measures designed to open its economy and reform the financial industry to place the sector back on solid ground. At the same time, many Japanese companies started to implement restructuring efforts, shedding non-core businesses and ending the practice of lifetime employment. For the one-year period, the Nikkei Index posted a 54.9% return.

Domestically, the U.S. economy continued to surge ahead, with the fourth quarter gross domestic product growing an annualized 5.8% despite three 0.25% interest-rate increases by the Federal Reserve Board to slow the economy. This environment was seemingly ideal for stocks, and the U.S. equity markets posted another year of significant gains, with the Dow Jones/registered trademark/ Industrial Average, Nasdaq and Standard & Poor's/registered trademark/ 500 (S&P 500/registered trademark/) Indexes increasing 27.2%, 85.9% and 21.0%, respectively. However, these returns were exceedingly deceptive as fully 62.2% of stocks on the New York Stock Exchange and 37.8% on the Nasdaq were lower at the end of 1999 than at the beginning. Nasdaq's brawny gains and the S&P 500's much smaller increase were almost entirely due to the performance of technology and Internet-related securities.

 Although the backdrop was ideal for stocks, it was difficult for most fixed-income investments. Strong growth, increasing inflation fears and tough comparisons to 1998 (when many central banks pushed interest rates to multi-year lows) meant that rates had nowhere to go but up. Since interest rates and bond prices move in opposite directions, prices for most fixed-income securities suffered during the period. The 30-year Treasury bond yield rose from 5.10% on January 1, 1999, to 6.48% at the end of the period, while the price fell by 19.9% over the same 12-month period. Foreign government bonds followed a similar path, with the J.P. Morgan Global Government Bond Index forfeiting 5.1% for the year.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ RUPERT H. JOHNSON, JR.

Rupert H. Johnson, Jr.
Trustee and Vice President
Franklin Templeton Variable Insurance Products Trust

                                  TEMPLETON DEVELOPING MARKETS EQUITY FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL: TEMPLETON DEVELOPING MARKETS EQUITY FUND SEEKS LONG-TERM CAPITAL APPRECIATION. THE PORTFOLIO INVESTS PRIMARILY IN EMERGING MARKETS
EQUITY SECURITIES.
--------------------------------------------------------------------------------
The year 1999 saw a recovery in most emerging markets despite volatility caused by such events as Brazil's floating its currency, the war in Kosovo, tensions between China and Taiwan, military conflicts between India and Pakistan, the near collapse of one of South Korea's largest conglomerates, and earthquakes in Turkey, Greece and Taiwan.

Political change was widespread throughout emerging markets countries as citizens of Indonesia, South Africa and Argentina elected new leadership, while a military coup put a new government in charge of Pakistan. The stability of the Polish, Czech and Russian governments was in question for most of the year in Europe. In Poland, tax-reform debates characterized the year, and in the Czech Republic, questions remained throughout the year, as friction between ruling party leaders became more evident. Questions about the future of Boris Yeltsin were not laid to rest until Decembeer 31, 1998, when he resigned and handed over control of Russia to Vladimir Putin.

Asia led the global economic recovery, with the improvement slowly shifting gears to one apparently led by domestic consumption rather than by trade. Export and import levels increased, with trade balances declining from 1998's huge surpluses as import growth outpaced that of exports.

In Latin America, the rapid stock market advances early in the year continued, seeming to signal forthcoming economic improvements. However, most Latin American economies were weak, but improving commodity prices near year-end contributed to the belief that the worst was over. In Brazil, the currency devaluation's adverse effects on inflation and economic growth seemed modest. The election of a new president in Argentina, questions concerning the currency peg and debate over the level of national debt caused market concern, although the government is expected to reduce the fiscal deficit. Continued reform in Brazil, coupled with Venezuela's restructuring and new governments in Argentina and Chile, led many to conclude that these economies will return to growth in 2000.

[This chart shows in pie format the geographic distribution for Templeton Developing Markets Equity Fund based on the percentage of total net assets on 12/31/99.]

Latin America                             40.5%
Asia                                      35.9%
Mid-East/Africa                           13.9%
Europe                                     8.9%
Short-Term Investments
& Other Net Assets                         0.8%

[This chart shows the top 10 holdings and their respective industry and country based on the percentage of total net assets on 12/31/99 for Templeton Developing Markets Equity Fund.]

 TOP 10 HOLDINGS
 Templeton Developing Markets Equity
 Fund
 12/31/99

   COMPANY                        % OF TOTAL
   INDUSTRY, COUNTRY              NET ASSETS
 -------------------------------------------
   Telefonos de Mexico SA             6.9%
   (Telmex)
   TELECOMMUNICATIONS,
   MEXICO

   Cemex SA                           4.6%
   BUILDING MATERIALS &
   COMPONENTS, MEXICO

   Akbank                             3.5%
   BANKING, TURKEY

   Centrais Eletricas                 3.1%
   Brasileiras SA (Eletrobras)
   UTILITIES ELECTRICAL & GAS,
   BRAZIL

   Grupo Financiero                   2.6%
   Banamex Accival SA de
   CV
   BANKING, MEXICO

   Anglo American PLC                 2.4%
   METALS & MINING, SOUTH
   AFRICA

   PT Telekomunikasi                  2.1%
   Indonesia (Persero)
   TELECOMMUNICATIONS,
   INDONESIA

   Cheung Kong Holdings               2.0%
   Ltd.
   MULTI-INDUSTRY, HONG
   KONG

   CEZ AS                             1.8%
   UTILITIES ELECTRICAL & GAS,
   CZECH REPUBLIC

   South African Breweries            1.8%
   PLC
   BEVERAGES & TOBACCO,
   SOUTH AFRICA

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

Efforts to meet European Union (E.U.) admission standards apparently proved beneficial for eastern and southern European economies. However, natural disasters in Turkey and Greece coupled with stalled privatization attempts in other eastern European countries hampered economic growth. The long-term outlook for emerging Europe seems bright as E.U. membership prompts these countries to reform their economies.

Finally, African and Middle Eastern markets continued to develop toward international importance. In South Africa, the strengthening of gold prices during the year in addition to greater demand for diamonds and other natural resources seemed to help propel the nation's economy. The ongoing streamlining of large corporations and increased international demand for services provided by other South African corporate leaders appears to have augmented this strength.

During the 12 months under review, the portfolio posted a strong performance. Varying individual stock performances resulted in some changes in the portfolio's composition. We sold our holdings in Sri Lanka, Croatia, Shenzhen (China) and Jordan as we felt better bargains could be found elsewhere, while we added Austria. Strong growth in the Mexican, Brazilian and South African stock markets resulted in increased exposure to these countries. However, the portfolio's regional exposure remained largely unchanged except for Asia, which decreased in favor of greater exposure to South Africa. At the end of the 12-month period, holdings in Mexico comprised the greatest portion of the portfolio's total net assets at 15.1%, followed by holdings in South Africa at 13.5% and Brazil at 13.1%.

Varying individual performances led to the replacement of four companies in the portfolio's top ten holdings. South Africa's Anglo American PLC and South African Breweries PLC replaced Hong Kong's New World Development Co. Ltd. and Thailand's Thai Farmers Bank Public Co. Ltd. In addition, Grupo Financiero Banamex Accival SA de CV (Mexico) and PT Telekomunikasi Indonesia Persero (Indonesia) replaced Compania de Telecomunicaciones de Chile SA (Chile) and Molinos Rio de la Plata SA (Argentina). Telecommunications stocks' strong performance caused them to become the portfolio's top sector, with 23.0% of total net assets. The portfolio was virtually fully invested, with a cash level of 0.8% of total net assets at year-end.

Looking forward, we are excited about the potential of emerging markets, as we believe that the recovery has just begun, and our studies show that bull markets generally last longer than bear markets. Interest rates have fallen in many emerging countries, but most markets' indexes and valuations are still below their all-time highs. Some of the emerging market currencies still appear to be undervalued, which should help export competitiveness. The major Asian countries have increased their foreign exchange reserves. Furthermore, successful elections in Chile, India, Russia, Mexico, Malaysia, Argentina and Indonesia reduced some of the political risk, making rapid economic and social reform more likely going forward. Finally, many emerging market countries continue to overhaul their financial systems. Banks are recapitalizing their balance sheets and companies are making efforts to rectify the problem of excessive borrowing as well as streamlining their work forces in response to the changing economic environment.

We believe that recovery and growth will drive the emerging markets. Improvements in domestic and international demand should continue to spur economic growth. We favor companies and countries most proactive in reform, as improved corporate governance and better corporate efficiency should benefit stock prices for years to come.

Sincerely,

/s/ J. MARK MOBIUS

J. Mark Mobius, Ph.D.
President
Templeton Developing Markets Equity Fund

TEMPLETON DEVELOPING MARKETS EQUITY FUND
-- CLASS 1

   EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does NOT include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges. Past expense reductions by the Investment Manager increased returns.

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (3/15/94 -- 12/31/99)

THE GRAPH BELOW COMPARES THE PERFORMANCE OF TEMPLETON DEVELOPING MARKETS EQUITY FUND - CLASS 1 AND MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI/REGISTERED TRADEMARK/) EMERGING MARKETS FREE (EMF) INDEX, MSCI WORLD INDEX AND INTERNATIONAL FINANCE CORPORATION'S (IFC) INVESTABLE COMPOSITE INDEX, INCLUDING REINVESTED DIVIDENDS. THE FUND'S TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. THE MSCI EMF INDEX COVERS 27 EMERGING MARKETS AND TAKES INTO ACCOUNT LOCAL MARKET RESTRICTIONS ON SHARE OWNERSHIP BY FOREIGNERS. THE IFC INVESTABLE COMPOSITE INDEX WAS DESIGNED TO REFLECT THE PERFORMANCE OF EMERGING MARKET INVESTMENTS AND INCLUDES APPROXIMATELY 2,000 COMPANIES THAT FOREIGNERS CAN BUY IN 30 COUNTRIES. ALTHOUGH WE USE MSCI EMF INDEX AS THE PORTFOLIO'S BENCHMARK INDEX, WE RETAINED MSCI WORLD INDEX IN THE GRAPH TO SHOW HOW GLOBAL DEVELOPED MARKETS HAVE PERFORMED. INDEXES INCLUDE REINVESTED DIVIDENDS. THE FUND'S PERFORMANCE DIFFERS FROM AN INDEX'S BECAUSE AN INDEX IS NOT MANAGED, DOES NOT CONTAIN CASH (THE FUND GENERALLY CARRIES A CERTAIN PERCENTAGE OF CASH AT ANY GIVEN TIME), AND INCLUDES NO SALES CHARGES OR MANAGEMENT EXPENSES. OF COURSE, ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO. THE INDEXES' SOURCES ARE MSCI AND STANDARD & POOR'S MICROPAL.

[The graph below compares the performance of Templeton Developing Markets Equity Fund - Class 1, as measured by the value of a $10,000 investment, and Morgan Stanley Capital International (MSCI/R/) Emerging Markets Free (EMF) Index, MSCI World Index and International Finance Corporation's (IFC) Investable Composite Index, including reinvested dividends.]



                      TEMPLETON             MSCI EMERGING      MSCI WORLD INDEX     IFC INVESTABLE
                  DEVELOPING MARKETS      MARKETS FREE INDEX                         COMPOSITE INDEX
                 EQUITY FUND - CLASS
                          1
                 ----------------------------------------------------------------------------------

      03/15/1994              $10,000             $10,000              $10,000             $10,000
      03/31/1994              $10,000              $9,512               $9,774              $9,452
      04/30/1994              $10,060              $9,321              $10,077              $9,272
      05/31/1994              $10,040              $9,640              $10,105              $9,491
      06/30/1994               $9,990              $9,375              $10,079              $9,154
      07/31/1994              $10,250              $9,958              $10,272              $9,811
      08/31/1994              $10,530             $11,193              $10,583             $11,073
      09/30/1994              $10,520             $11,321              $10,307             $11,347
      10/31/1994              $10,410             $11,116              $10,602             $10,972
      11/30/1994              $10,000             $10,538              $10,144             $10,559
      12/31/1994               $9,560              $9,692              $10,245              $9,434
      01/31/1995               $8,910              $8,661              $10,093              $8,173
      02/28/1995               $8,780              $8,439              $10,242              $8,067
      03/31/1995               $9,150              $8,492              $10,737              $8,046
      04/30/1995               $9,540              $8,873              $11,114              $8,385
      05/31/1995               $9,800              $9,345              $11,211              $8,698
      06/30/1995               $9,855              $9,373              $11,209              $8,749
      07/31/1995              $10,438              $9,583              $11,773              $9,028
      08/31/1995              $10,167              $9,358              $11,512              $8,786
      09/30/1995              $10,096              $9,313              $11,850              $8,722
      10/31/1995               $9,735              $8,957              $11,666              $8,391
      11/30/1995               $9,664              $8,797              $12,073              $8,349
      12/31/1995               $9,825              $9,187              $12,428              $8,639
      01/31/1996              $10,880              $9,840              $12,655              $9,375
      02/29/1996              $10,659              $9,684              $12,734              $9,156
      03/31/1996              $10,860              $9,759              $12,949              $9,290
      04/30/1996              $11,222             $10,149              $13,255              $9,662
      05/31/1996              $11,382             $10,104              $13,269              $9,580
      06/30/1996              $11,390             $10,167              $13,339              $9,693
      07/31/1996              $10,782              $9,472              $12,870              $9,056
      08/31/1996              $10,957              $9,715              $13,021              $9,336
      09/30/1996              $11,194              $9,799              $13,533              $9,474
      10/31/1996              $11,184              $9,538              $13,629              $9,271
      11/30/1996              $11,617              $9,697              $14,396              $9,408
      12/31/1996              $11,947              $9,741              $14,168              $9,449
      01/31/1997              $12,833             $10,406              $14,340             $10,117
      02/28/1997              $13,214             $10,851              $14,508             $10,611
      03/31/1997              $12,957             $10,566              $14,224             $10,350
      04/30/1997              $13,101             $10,585              $14,691             $10,174
      05/31/1997              $13,730             $10,888              $15,601             $10,519
      06/30/1997              $14,275             $11,471              $16,381             $10,974
      07/31/1997              $14,826             $11,642              $17,138             $11,084
      08/31/1997              $13,449             $10,160              $15,994              $9,669
      09/30/1997              $14,243             $10,442              $16,865              $9,976
      10/31/1997              $11,573              $8,729              $15,980              $8,343
      11/30/1997              $10,958              $8,410              $16,265              $7,943
      12/31/1997              $10,905              $8,613              $16,466              $8,057
      01/31/1998               $9,951              $7,937              $16,928              $7,526
      02/28/1998              $11,032              $8,766              $18,076              $8,294
      03/31/1998              $11,499              $9,146              $18,842              $8,619
      04/30/1998              $11,636              $9,046              $19,029              $8,641
      05/31/1998               $9,877              $7,807              $18,793              $7,564
      06/30/1998               $8,932              $6,988              $19,242              $6,793
      07/31/1998               $8,981              $7,209              $19,213              $7,061
      08/31/1998               $6,631              $5,125              $16,654              $5,076
      09/30/1998               $7,088              $5,450              $16,952              $5,317
      10/31/1998               $8,152              $6,024              $18,487              $5,933
      11/30/1998               $8,895              $6,525              $19,590              $6,379
      12/31/1998               $8,548              $6,430              $20,550              $6,281
      01/31/1999               $8,016              $6,327              $21,003              $6,130
      02/28/1999               $8,165              $6,388              $20,446              $6,240
      03/31/1999               $9,303              $7,230              $21,301              $6,961
      04/30/1999              $11,035              $8,124              $22,143              $7,918
      05/31/1999              $10,812              $8,077              $21,337              $7,774
      06/30/1999              $11,616              $8,994              $22,335              $8,624
      07/31/1999              $11,140              $8,750              $22,272              $8,499
      08/31/1999              $10,724              $8,829              $22,235              $8,592
      09/30/1999              $10,421              $8,530              $22,023              $8,354
      10/31/1999              $10,724              $8,712              $23,171              $8,499
      11/30/1999              $11,530              $9,493              $23,825              $9,259
      12/31/1999              $13,219             $10,700              $25,757             $10,500



              Past performance does not guarantee future results.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Templeton Developing Markets Equity Fund
Periods ended 12/31/99
                                                                                                   SINCE
                                                                                                INCEPTION
                                                                      1-YEAR         5-YEAR     (3/15/94)
                                                               -------------------------------------------
 Cumulative Total Return                                             54.64%         38.27%        32.19%
 Average Annual Total Return                                         54.64%          6.70%         4.93%
 Value of $10,000 Investment                                   $    15,464     $   13,827     $  13,219
                                   12/31/95       12/31/96        12/31/97       12/31/98      12/31/99
-------------------------------------------------------------------------------------------------------
 One-Year Total Return             2.77%          21.59%             -8.72%        -21.61%        54.64%


TEMPLETON DEVELOPING
MARKETS EQUITY FUND
-- CLASS 1

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON DEVELOPING MARKETS EQUITY FUND

Financial Highlights

                                                                                   CLASS 1
                                                      ------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------
                                                          1999(1)       1998          1997         1996         1995
                                                      ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..................   $  6.91      $  10.29       $ 11.59      $  9.78      $  9.56
                                                        -------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................       .09           .20           .18          .12          .09
 Net realized and unrealized gains (losses) .........      3.66         (2.35)        (1.10)        1.97          .18
                                                        -------------------------------------------------------------
Total from investment operations ....................      3.75         (2.15)         (.92)        2.09          .27
                                                        -------------------------------------------------------------
Less distributions from:
 Net investment income ..............................      (.17)         (.29)         (.15)        (.10)        (.04)
 Net realized gains .................................        --          (.94)         (.23)        (.18)        (.01)
                                                        -------------------------------------------------------------
Total distributions .................................      (.17)        (1.23)         (.38)        (.28)        (.05)
                                                        -------------------------------------------------------------
Net asset value, end of year ........................   $ 10.49      $   6.91       $ 10.29      $ 11.59      $  9.78
                                                        =============================================================
Total return* .......................................    54.64%      (21.61)%      ( 8.72)%       21.59%        2.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................  $189,029      $162,433      $279,680     $272,098     $158,084
Ratios to average net assets:
 Expenses ...........................................     1.39%         1.41%         1.42%        1.49%        1.41%
 Net investment income ..............................     1.03%         2.04%         1.57%        1.68%        2.01%
Portfolio turnover rate .............................    31.82%        36.58%        20.59%       12.42%       19.96%

*TOTAL RETURN DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS FOR WHICH THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(1)BASED ON AVERAGE SHARES OUTSTANDING.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON DEVELOPING MARKETS EQUITY FUND
Financial Highlights (continued)


                                                                 CLASS 2
                                                          ---------------------
                                                               PERIOD ENDED
                                                          ---------------------
                                                           DECEMBER 31, 1999(1,2)
                                                          ---------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ..................         $  7.22
                                                                -------
Income from investment operations:
 Net investment income ................................             .02
 Net realized and unrealized gains ....................            3.39
                                                                -------
Total from investment operations ......................            3.41
                                                                -------
Less distributions from net investment income .........            (.17)
                                                                -------
Net asset value, end of period ........................         $ 10.46
                                                                =======
Total return* .........................................           47.58%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................            $346
Ratios to average net assets:
 Expenses .............................................           1.67%**
 Net investment income ................................            .18%**
Portfolio turnover rate ...............................          31.82%

*TOTAL RETURN DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS FOR WHICH THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
**ANNUALIZED.
(1)BASED ON AVERAGE SHARES OUTSTANDING.
(2)FOR THE PERIOD JANUARY 6, 1999 (EFFECTIVE DATE) TO DECEMBER 31, 1999.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON DEVELOPING MARKETS EQUITY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                                     SHARES/
                                                                         INDUSTRY                    RIGHTS          VALUE
----------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 99.2%
     ARGENTINA 6.7%
     Banco de Galicia y Buenos Aires SA de CV, B .............            Banking                     13,789    $     68,541
     Banco Frances SA ........................................            Banking                      1,290          10,192
 a   Capex SA, A .............................................   Utilities Electrical & Gas           44,674         252,443
 a   Molinos Rio de la Plata SA, B ...........................   Food & Household Products         1,318,303       3,243,479
     Perez Companc SA, B .....................................         Energy Sources                370,495       1,897,200
     Quilmes Industrial SA, ADR, pfd. ........................      Beverages & Tobacco              146,900       1,753,619
     Telecom Argentina Stet-France Telecom SA, ADR ...........       Telecommunications               86,033       2,946,630
     Telefonica de Argentina SA, ADR .........................       Telecommunications               81,710       2,522,796
                                                                                                                ------------
                                                                                                                  12,694,900
                                                                                                                ------------
     AUSTRIA 1.6%
     Austria Tabak AG ........................................       Beverages & Tobacco               6,400         309,272
     Bank Austria AG .........................................             Banking                    31,410       1,770,825
     OMV AG ..................................................          Energy Sources                10,615       1,031,257
                                                                                                                ------------
                                                                                                                   3,111,354
                                                                                                                ------------
     BRAZIL 13.1%
     Aracruz Celulose SA, ADR ................................    Forest Products & Paper             76,400       2,005,500
     Banco Bradesco SA, pfd. .................................            Banking                 50,413,150         395,436
 a   Banco Bradesco SA, pfd., rts., 2/09/00 ..................            Banking                  3,273,532          12,993
     Banco do Brasil SA ......................................            Banking                 58,939,976         274,064
     Brasmotor SA, pfd. ......................................         Multi-Industry              3,246,000         455,141
     Centrais Eletricas Brasileiras SA (Electrobras), B, pfd.    Utilities Electrical & Gas      244,274,000       5,827,960
     Cia Cervejaria Brahma, pfd. .............................      Beverages & Tobacco              512,000         374,116
     Cia Energetica de Minas Gerais, pfd. ....................   Utilities Electrical & Gas       30,683,000         687,883
     Cia Vale do Rio Doce, A, pfd. ...........................        Metals & Mining                 84,550       2,340,161
     Copene-Petroquimica do Nordeste SA, A, pfd. .............           Chemicals                 2,481,700         821,509
     Duratex SA, pfd. ........................................    Forest Products & Paper         49,306,800       1,542,117
     Embratel Participacoes SA, pfd. .........................       Telecommunications           22,367,000         575,735
     Investimentos Itau SA ...................................         Multi-Industry                 89,527          89,205
     Investimentos Itau SA, pfd. .............................         Multi-Industry              1,935,200       2,003,224
 a   Mannesmann SA ...........................................    Machinery & Engineering            757,500          52,415
     Petroleo Brasileiro SA, pfd. ............................         Energy Sources              1,212,000         308,619
     Tele Centro Sul Participacoes SA, pfd. ..................       Telecommunications          102,313,000       1,868,423
     Tele Norte Leste Participacoes SA, pfd. .................       Telecommunications           62,911,000       1,689,003
     Tele Sudeste Celular Participacoes SA, pfd. .............       Telecommunications          107,795,000         796,603
     Telecomunicacoes de Sao Paulo SA, pfd., ADR .............       Telecommunications               59,400       1,451,588
     Telesp Celular Participacoes SA, pfd. ...................       Telecommunications            8,709,000         154,270
     Unibanco Uniao de Bancos Brasileiros SA, GDR ............            Banking                     34,778       1,047,687
                                                                                                                ------------
                                                                                                                  24,773,652
                                                                                                                ------------

     CHILE 2.5%
     Cia de Telecomunicaciones de Chile SA, ADR ..............       Telecommunications              130,200       2,376,150
     Empresa Nacional de Electricidad SA, ADR ................    Electrical & Electronics           103,940       1,474,649
     Enersis SA, ADR .........................................   Utilities Electrical & Gas           34,791         817,589
                                                                                                                ------------
                                                                                                                   4,668,388
                                                                                                                ------------


     CHINA .2%
     Shandong Huaneng Power Development Co. Ltd., ADR ........  Utilities Electrical & Gas            96,500         416,156
                                                                                                                ------------

     COLOMBIA .8%
     Bavaria SA ..............................................     Beverages & Tobacco               202,807         886,943
     Cementos Argos SA ....................................... Building Materials & Components       255,000         652,800
                                                                                                                ------------
                                                                                                                   1,539,743
                                                                                                                ------------


     CZECH REPUBLIC 2.4%
 a   CEZ AS ..................................................  Utilities Electrical & Gas         1,408,880       3,482,359
 a   Cesky Telecom AS ........................................      Telecommunications                62,910       1,015,556
                                                                                                                ------------
                                                                                                                   4,497,915
                                                                                                                ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON DEVELOPING MARKETS EQUITY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                   SHARES/
                                                                        INDUSTRY                   RIGHTS           VALUE
-----------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     EGYPT
     Commercial International Bank Ltd. .................               Banking                          800     $     11,686
                                                                                                                 ------------

     HONG KONG 5.1%
     Cheung Kong Holdings Ltd. ..........................            Multi-Industry                  294,000        3,734,804
     Citic Pacific Ltd. .................................            Multi-Industry                  458,000        1,723,355
     Dairy Farm International Holdings Ltd. .............            Merchandising                    35,700           32,130
     Hang Lung Development Co. Ltd. .....................             Real Estate                    716,000          810,549
     Hong Kong Land Holdings Ltd. .......................             Real Estate                     90,800          134,384
     HSBC Holdings PLC ..................................               Banking                       83,325        1,168,383
     Hutchison Whampoa Ltd. .............................            Multi-Industry                   59,000          857,657
     Jardine Matheson Holdings Ltd. .....................            Multi-Industry                  117,257          461,993
     New World Development Co. Ltd.  ....................             Real Estate                    215,632          485,439
     Shangri-La Asia Ltd. ...............................          Leisure & Tourism                 180,783          206,981
                                                                                                                 ------------
                                                                                                                    9,615,675
                                                                                                                 ------------
     HUNGARY 2.4%
     Borsodchem RT ......................................              Chemicals                      29,330        1,200,338
     Gedeon Richter Ltd. ................................        Health & Personal Care               14,080          925,305
     Mol Magyar Olay-Es Gazipari RT .....................            Energy Sources                   46,000          954,923
     OTP Bank ...........................................               Banking                        7,840          458,651
     Tiszai Vegyi Kombinat RT ...........................              Chemicals                      54,051        1,030,154
                                                                                                                 ------------
                                                                                                                    4,569,371
                                                                                                                 ------------
     INDIA .3%
 a   ICICI Ltd., ADR ....................................          Financial Services                  2,100           29,138
 a   Mahanagar Telephone Nigam Ltd. .....................          Telecommunications                 38,000          168,598
 a   NIIT Ltd. ..........................................    Data Processing & Reproduction              380           28,963
     Reliance Industries Ltd. ...........................              Chemicals                      77,500          416,362
                                                                                                                 ------------
                                                                                                                      643,061
                                                                                                                 ------------
     INDONESIA 5.7%
 a   Asia Pulp & Paper Co. Ltd., ADR ....................       Forest Products & Paper               93,560          736,785
     PT Gudang Garamm ...................................         Beverages & Tobacco                215,000          578,462
 a   PT Indah Kiat Pulp & Paper Corp. ...................       Forest Products & Paper            4,661,000        1,834,383
 a   PT Indocement Tunggal Prakarsa .....................   Building Materials & Components        1,408,500          624,880
 a   PT Indofoods Sukses Makmurr ........................      Food & Household Products             549,020          687,503
     PT Indosat .........................................          Telecommunications                324,000          723,349
     PT Semen Gresik (Persero) ..........................   Building Materials & Components          279,117          442,393
     PT Tambang Timah ...................................           Metals & Mining                  864,000          602,791
     PT Telekomunikasi Indonesia (Persero), B ...........          Telecommunications              6,976,760        3,968,890
 a   PT Tjiwi Kimia .....................................       Forest Products & Paper            1,520,926          495,185
                                                                                                                 ------------
                                                                                                                   10,694,621
                                                                                                                 ------------
     ISRAEL .4%
     Discount Investment Corp. ..........................          Financial Services                    400           20,314
 a   Formula Systems Ltd. ...............................    Data Processing & Reproduction            7,280          306,984
     Koor Industries Ltd. ...............................            Multi-Industry                    2,386          238,324
     Teva Pharmaceutical Industries Ltd., ADR ...........        Health & Personal Care                2,350          168,466
                                                                                                                 ------------
                                                                                                                      734,088
                                                                                                                 ------------
     MALAYSIA .1%
     Resorts World Berhad ...............................          Leisure & Tourism                  41,000          117,605
                                                                                                                 ------------
     MEXICO 15.1%
     Cemex SA ...........................................   Building Materials & Components        1,556,291        8,705,374
 a   Cifra SA de CV, V ..................................            Merchandising                   140,000          280,739
     Coca Cola Femsa SA de CV, L, ADR ...................         Beverages & Tobacco                  6,650          116,791
 a   DESC SA de CV DESC, B ..............................            Multi-Industry                  167,670          138,029
     Fomento Economico Mexicano SA de CV Femsa ..........         Beverages & Tobacco                  4,000          178,000
 a   Grupo Carso SA de CV ...............................            Multi-Industry                   16,500           82,195
 a   Grupo Financiero Banamex Accival SA de CV ..........               Banking                    1,224,885        4,912,468

                                                                            TD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON DEVELOPING MARKETS EQUITY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                    SHARES/
                                                                         INDUSTRY                   RIGHTS           VALUE
------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     MEXICO (CONT.)
 a   Grupo Financiero Bancomer SA de CV ...................               Banking                     233,500     $     97,589
     Panamerican Beverages Inc., A ........................      Food & Household Products                200            4,113
     Telefonos de Mexico SA (Telmex), ADR .................         Telecommunications                116,200       13,072,500
     Tubos de Acero de Mexico SA ..........................       Machinery & Engineering                 100            1,318
     Vitro SA de CV, A ....................................      Food & Household Products            577,349        1,090,717
                                                                                                                  ------------
                                                                                                                    28,679,833
                                                                                                                  ------------
     PAKISTAN .2%
     Pakistan Telecommunications Corp., A .................         Telecommunications              1,098,000          459,840
                                                                                                                  ------------
     PERU .5%
     Telefonica del Peru SA, ADR ..........................         Telecommunications                 75,400        1,008,475
                                                                                                                  ------------
     PHILIPPINES 1.3%
     Philippine Long Distance Telephone Co., ADR ..........         Telecommunications                 68,200        1,764,675
 a   Philippine National Bank .............................               Banking                       2,160            5,092
     San Miguel Corp., B ..................................      Food & Household Products            465,100          657,834
                                                                                                                  ------------
                                                                                                                     2,427,601
                                                                                                                  ------------
     POLAND 1.5%
     Bank Slaski SA W Katowicach ..........................               Banking                       3,600          244,643
     Prokom Software SA ...................................   Data Processing & Reproduction            6,100          188,827
     Telekomunikacja Polska SA ............................         Telecommunications                224,401        1,470,681
     Warta SA .............................................              Insurance                     28,395          817,172
                                                                                                                  ------------
                                                                                                                     2,721,323
                                                                                                                  ------------
     RUSSIA .8%
     GAZ Auto Works .......................................             Automobiles                     1,310           45,850
     Irkutskenergo ........................................     Utilities Electrical & Gas            395,550           39,555
     Lukoil Holdings, ADR .................................           Energy Sources                    8,240          428,480
 a   Mosenergo ............................................     Utilities Electrical & Gas             19,900           51,388
 a   Rostelecom, ADR ......................................         Telecommunications                 22,720          383,400
     Unified Energy Systems ...............................     Utilities Electrical & Gas            610,600           73,272
     Unified Energy Systems, ADR ..........................     Utilities Electrical & Gas             10,800          121,662
 a   Vimpel Communications, ADR ...........................         Telecommunications                  9,655          430,854
                                                                                                                  ------------
                                                                                                                     1,574,461
                                                                                                                  ------------
     SINGAPORE 8.2%
     City Developments Ltd. ...............................             Real Estate                   205,500        1,203,017
     Creative Technology Ltd. .............................      Electrical & Electronics               2,300           41,705
     Cycle & Carriage Ltd. ................................             Automobiles                    13,000           40,198
     DBS Group Holdings Ltd. ..............................               Banking                      18,978          311,077
     First Capital Corp. Ltd. .............................             Real Estate                   247,000          329,234
     Fraser and Neave Ltd. ................................         Beverages & Tobacco               402,000        1,484,419
     Jurong Shipyard Ltd. .................................       Machinery & Engineering             223,000        1,118,013
     Keppel Corp., Ltd. ...................................           Transportation                  628,000        1,643,999
     Natsteel Ltd. ........................................           Metals & Mining                 955,000        1,903,693
     Oversea Chinese Banking Corp. Ltd., fgn. .............               Banking                     207,900        1,909,859
     Overseas Union Enterprise Ltd. .......................          Leisure & Tourism                173,400          583,032
     Sembcorp Industries Ltd. .............................           Multi-Industry                  889,769        1,212,714
     Singapore Telecommunications Ltd. ....................         Telecommunications                158,000          326,340
     United Industrial Corporation Ltd. ...................           Multi-Industry                1,301,000          734,278
     United Overseas Bank Ltd., fgn. ......................               Banking                     305,184        2,693,608
                                                                                                                  ------------
                                                                                                                    15,535,186
                                                                                                                  ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON DEVELOPING MARKETS EQUITY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                       SHARES/
                                                                        INDUSTRY                       RIGHTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     SLOVAK REPUBLIC .3%
     Nafta Gbely AS ......................................       Utilities Electrical & Gas              4,800   $     41,229
 a   Slovnaft AS .........................................               Chemicals                      28,010        398,761
 a   Vychodoslovenske Zeleziarne AS ......................            Metals & Mining                    8,400         28,701
                                                                                                                 ------------
                                                                                                                      468,691
                                                                                                                 ------------
     SOUTH AFRICA 13.5%
     Anglo American PLC ..................................            Metals & Mining                   70,895      4,572,756
     Barlow Ltd. .........................................             Multi-Industry                  325,800      2,344,913
     BOE Ltd. ............................................           Financial Services                378,000        368,481
     CG Smith Ltd. .......................................             Multi-Industry                  703,200      2,827,652
     Comparex Holdings Ltd. ..............................     Data Processing & Reproduction           10,500         73,526
     De Beers Centenary AG ...............................      Misc Materials & Commodities            32,140        934,697
     Firstrand Ltd. ......................................               Insurance                     188,000        268,790
     Iscor Ltd. ..........................................            Metals & Mining                  389,851      1,475,797
     Johnnies Industrial Corporation Ltd. ................             Multi-Industry                   41,700        487,799
     Liberty Life Association of Africa Ltd. .............               Insurance                     109,070      1,258,165
     Palabora Mining Co. Ltd. ............................            Metals & Mining                   77,500        563,465
     Rembrandt Group Ltd. ................................             Multi-Industry                  158,170      1,505,891
     Sanlam Ltd. .........................................           Financial Services                  4,200          5,868
     Sappi Ltd. ..........................................        Forest Products & Paper              148,151      1,463,457
     Sasol Ltd. ..........................................             Energy Sources                  373,800      3,103,360
     South African Breweries PLC. ........................          Beverages & Tobacco                326,344      3,319,112
     Standard Bank Investment Corp. Ltd. .................           Financial Services                 64,532        267,880
     Tongaat-Hulett Group Ltd. ...........................             Multi-Industry                   82,543        697,358
                                                                                                                 ------------
                                                                                                                   25,538,967
                                                                                                                 ------------
     SOUTH KOREA 4.2%
     Hana Bank ...........................................                Banking                       77,564        604,528
     Korea Electric Power Corp. ..........................       Utilities Electrical & Gas             77,100      2,390,066
     Samsung Display Devices Ltd. ........................        Electrical & Electronics              23,686        984,570
     Samsung Electronics Co. Ltd. ........................        Electrical & Electronics              13,311      3,118,209
 a   Samsung Heavy Industries Co. Ltd. ...................        Machinery & Engineering              190,502        921,053
                                                                                                                 ------------
                                                                                                                    8,018,426
                                                                                                                 ------------
     TAIWAN .3%
     Mitac International Corp. ...........................     Data Processing & Reproduction           74,000        113,411
 a   Silicon Integrated Systems Co. Ltd. .................        Electrical & Electronics              38,000        128,342
 a   Siliconware Precision Industries Co. Ltd. ...........  Electronic Components & Instruments        112,000        285,487
 a   Sunplus Technology Company Ltd. .....................        Electrical & Electronics               9,000         43,014
                                                                                                                 ------------
                                                                                                                      570,254
                                                                                                                 ------------
     THAILAND 5.8%
     Advanced Info Service Public Co. Ltd., fgn. .........           Telecommunications                 40,200        676,962
     American Standard Sanitaryware Public Co. Ltd., fgn..    Building Materials & Components           24,500        130,562
 a   Bangkok Bank Public Co. Ltd. ........................                Banking                      265,400        431,372
 a   Bangkok Bank Public Co. Ltd., fgn. ..................                Banking                        6,300         15,947
     BEC World Public Co Ltd., fgn. ......................           Telecommunications                 10,800         76,547
 a   Charoen Pokphand Feedmill Public Co. Ltd., fgn. .....       Food & Household Products             547,350      1,604,277
 a   Hana Microelectronics Co. Ltd., fgn. ................        Electrical & Electronics             142,400        690,562
 a   Land and House Public Co. Ltd., fgn. ................              Real Estate                     97,493         92,869
 a   Shin Corporations Public Company Ltd., fgn. .........        Electrical & Electronics              58,600        555,865
 a   Siam Cement Public Co. Ltd. .........................    Building Materials & Components           52,350      1,032,214
     Siam Cement Public Co. Ltd., fgn. ...................    Building Materials & Components           11,350        378,636
 a   Siam Commercial Bank, 5.25%, 144A, cvt. pfd., fgn. ..                Banking                      331,000        405,702
     Siam Makro Public Company Ltd., fgn. ................             Merchandising                   360,000        508,393
 a   Telecomasia Corp. Public Co. Ltd., fgn. .............           Telecommunications                199,500        260,472
 a   Thai Airways International Public Co. Ltd., fgn. ....             Transportation                  396,700        602,502
 a   Thai Farmers Bank Public Co. Ltd., fgn. .............                Banking                      819,600      1,375,825
 a   Total Access Communication Public Co. Ltd. ..........           Telecommunications                420,800      1,657,952

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON DEVELOPING MARKETS EQUITY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                       SHARES/
                                                                            INDUSTRY                   RIGHTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     THAILAND (CONT.)
 a   United Communications Industries, fgn. ....................        Telecommunications               467,700   $    467,326
                                                                                                                   ------------
                                                                                                                     10,963,985
                                                                                                                   ------------
     TURKEY 4.5%
     Akbank ....................................................             Banking                 227,162,112      6,700,949
     Arcelik AS, Br. ........................................... Appliances & Household Durables      20,490,729      1,341,115
 a   Dogan Sirketler Grubu Holding AS ..........................          Multi-Industry              17,953,000        529,587
     Yapi Ve Kredi Bankasi AS ..................................             Banking                     686,000         21,185
                                                                                                                   ------------
                                                                                                                      8,592,836
                                                                                                                   ------------
     VENEZUELA 1.7%
     Compania Anonima Nacional Telefonos de Venezuela, ADR .....        Telecommunications                51,050      1,257,106
     Electricidad de Caracas Saica Saca, ADR ...................    Utilities Electrical & Gas            96,828      1,529,844
     Mavesa SA, ADR ............................................    Food & Household Products            156,900        480,506
                                                                                                                   ------------
                                                                                                                      3,267,456
                                                                                                                   ------------
     TOTAL INVESTMENTS (COST $147,089,731) 99.2%................                                                    187,915,549
     OTHER ASSETS, LESS LIABILITIES .8% ........................                                                      1,459,817
     TOTAL NET ASSETS 100.0% ...................................                                                   ------------
                                                                                                                   $189,375,366
                                                                                                                   ============

A NON-INCOME PRODUCING.

                              See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON DEVELOPING MARKETS EQUITY FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
 Investments in securities, at value (cost $147,089,731)............................    $ 187,915,549
 Receivables:
  Investment securities sold .......................................................          498,432
  Capital shares sold ..............................................................        2,369,754
  Dividends and interest ...........................................................          412,280
                                                                                        -------------
   Total assets ....................................................................      191,196,015
                                                                                        -------------
Liabilities:
 Payables:
  Capital shares redeemed ..........................................................          141,885
  Affiliates .......................................................................          190,986
  Professional fees ................................................................            5,295
  Custodian fees ...................................................................          106,327
  Postage and mailing fees .........................................................           12,274
 Funds advanced by custodian .......................................................        1,343,934
 Other liabilities .................................................................           19,948
                                                                                        -------------
   Total liabilities ...............................................................        1,820,649
                                                                                        -------------
    Net assets, at value ...........................................................    $ 189,375,366
                                                                                        =============
Net assets consist of:
 Undistributed net investment income ...............................................    $   1,222,672
 Net unrealized appreciation .......................................................       40,825,818
 Accumulated net realized loss .....................................................      (71,121,088)
 Capital shares ....................................................................      218,447,964
                                                                                        -------------
    Net assets, at value ...........................................................    $ 189,375,366
                                                                                        =============
CLASS 1:
 Net asset value per share ($189,029,214 /divided by/ 18,016,256 shares outstanding)    $       10.49
                                                                                        =============
CLASS 2:
 Net asset value per share ($346,152 /divided by/ 33,093 shares outstanding)........    $       10.46
                                                                                        =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON DEVELOPING MARKETS EQUITY FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income:
 (net of foreign taxes of $401,706)
 Dividends ...................................................    $   4,068,177
 Interest ....................................................           32,409
                                                                  -------------
   Total investment income ...................................        4,100,586
                                                                  -------------
Expenses:
 Management fees (Note 3) ....................................        2,116,025
 Distribution fees - Class 2 (Note 3) ........................              848
 Custodian fees ..............................................          203,000
 Reports to shareholders .....................................            9,600
 Professional fees ...........................................           28,900
 Trustees' fees and expenses .................................            1,400
 Other .......................................................              153
                                                                  -------------
   Total expenses ............................................        2,359,926
                                                                  -------------
    Net investment income ....................................        1,740,660
                                                                  -------------
Realized and unrealized gain (loss):
 Net realized loss from:
  Investments (net of foreign tax of $181,680)................      (34,617,401)
  Foreign currency transactions ..............................          (83,976)
                                                                  -------------
  Net realized loss ..........................................      (34,701,377)
 Net unrealized appreciation on investments ..................      107,019,557
                                                                  -------------
Net realized and unrealized gain .............................       72,318,180
                                                                  -------------
Net increase in net assets resulting from operations .........    $  74,058,840
                                                                  =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON DEVELOPING MARKETS EQUITY FUND

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                     1999               1998
                                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................    $   1,740,660      $    4,306,111
  Net realized loss from investments and foreign currency transactions .....      (34,701,377)        (27,689,978)
  Net unrealized appreciation (depreciation) on investments ................      107,019,557         (32,987,790)
                                                                                ---------------------------------
   Net increase (decrease) in net assets resulting from operations .........       74,058,840         (56,371,657)

Distributions to shareholders from:
 Net investment income:
  Class 1 ..................................................................       (3,408,057)         (7,007,398)
  Class 2 ..................................................................           (2,002)                 --
 Net realized gains:
  Class 1 ..................................................................               --         (22,786,132)
                                                                                ---------------------------------
Total distributions to shareholders ........................................       (3,410,059)        (29,793,530)

Capital share transactions (Note 2):
  Class 1 ..................................................................      (43,768,402)        (31,081,577)
  Class 2 ..................................................................           61,700                  --
                                                                                ---------------------------------
Total capital share transactions ...........................................      (43,706,702)        (31,081,577)

  Net increase (decrease) in net assets ....................................       26,942,079        (117,246,764)
Net assets:
 Beginning of year .........................................................      162,433,287         279,680,051
                                                                                ---------------------------------
 End of year ...............................................................    $ 189,375,366      $  162,433,287
                                                                                =================================
Undistributed net investment income included in net assets:
 End of year ...............................................................    $   1,222,672      $    3,107,117
                                                                                =================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON DEVELOPING MARKETS EQUITY FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Equity Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 1999, over 90% of the Fund's shares were sold through one insurance company. The Fund seeks long-term capital appreciation. The portfolio invests primarily in emerging markets equity securities.

Effective July 1, 1999, the name of the Trust, Franklin Valuemark Funds, changed to Franklin Templeton Variable Insurance Products Trust. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of December 31, 1999 the Fund has investments with a value of approximately $1 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON DEVELOPING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

Effective January 6, 1999, the Fund offered two classes of shares: Class 1 and Class 2 shares. Outstanding shares before that date were designated Class 1 shares. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                       YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                               1999                               1998
                                                ---------------------------------------------------------------------
                                                     SHARES           AMOUNT            SHARES            AMOUNT
CLASS 1 SHARES:                                 ---------------------------------------------------------------------
Shares sold ...................................     3,881,288     $   32,963,868        6,171,249    $   49,413,698
Shares issued in reinvestment of distributions        371,653          3,408,057        4,042,542        29,793,530
Shares redeemed ...............................    (9,742,060)       (80,140,327)     (13,892,294)     (110,288,805)
                                                   ----------------------------------------------------------------
Net decrease ..................................    (5,489,119)    $  (43,768,402)      (3,678,503)   $  (31,081,577)
                                                   ================================================================


                                                   PERIOD ENDED DECEMBER 31,
                                                -------------------------------
                                                             1999(1)
                                                -------------------------------
                                                     SHARES          AMOUNT
CLASS 2 SHARES:                                 -------------------------------
Shares sold ...................................     3,208,177    $  28,287,279
Shares issued in reinvestment of distributions            218            2,002
Shares redeemed ...............................    (3,175,302)     (28,227,581)
                                                   ---------------------------
Net increase ..................................        33,093    $      61,700
                                                   ===========================

(1)For the period January 6, 1999 (effective date) to December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON DEVELOPING MARKETS EQUITY FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


    ENTITY                                                         AFFILIATION
    -------------------------------------------------------------------------------------
    Franklin Templeton Services, Inc. (FT Services)                Administrative manager
    Templeton Asset Management Ltd. (TAML)                         Investment manager
    Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
    Franklin/Templeton Investor Services, Inc. (Investor Services) Transfer agent

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares. Effective July 1, 1999, the rate changed from .30% to .25%.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 1999, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows.


  Capital loss carryover expiring in:
   2006 .............................  $21,232,197
   2007 .............................   46,658,065
                                       -----------
                                       $67,890,262
                                       ===========

At December 31, 1999, the Fund had $1,522,503 deferred capital losses and/or deferred currency losses occurring subsequent to October 31, 1999. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

At December 31 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $148,899,740 was as follows:

  Unrealized appreciation ............  $  54,120,646
  Unrealized depreciation ............    (15,104,837)
                                        -------------
  Net unrealized appreciation ........  $  39,015,809
                                        =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 were $53,185,619, and $100,367,019, respectively.

6. CREDIT FACILITY

Certain Franklin Templeton Funds, including Templeton Developing Markets Equity Fund, are participants in a $750 million senior unsecured credit agreement for temporary or emergency purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON DEVELOPING MARKETS EQUITY FUND
INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders of
Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Equity Fund (the Fund), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/PRICEWATERHOUSECOOPERS LLP


San Francisco, California
February 2, 2000

                                                 FRANKLIN REAL ESTATE FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL: FRANKLIN REAL ESTATE FUND SEEKS CAPITAL APPRECIATION, WITH CURRENT INCOME AS A SECONDARY GOAL. THE PORTFOLIO CONCENTRATES ITS INVESTMENTS IN EQUITY SECURITIES OF COMPANIES, INCLUDING SMALL CAPITALIZATION COMPANIES, IN THE REAL ESTATE INDUSTRY, PRIMARILY REAL ESTATE INVESTMENT TRUSTS (REITS).
--------------------------------------------------------------------------------

During the year under review, real estate securities turned in a weak overall performance. Investor concerns about a slowdown in real estate investment trusts' (REITs') cash-flow growth rate and a lack of investor interest in value stocks in general apparently weighed on the group. For the 12 months ended December 31, 1999, the Wilshire Real Estate Securities Index, the fund's benchmark and a good indicator of real estate securities' performance, declined 3.2%, compared with a 21.0% gain for the Standard & Poor's/registered trademark/ 500 (S&P 500/registered trademark/) Index. On the bright side, as a result of their lower stock prices, REITs were trading at what we considered the most attractive valuations seen in the last several years.

The diversified property sector, which includes REITs that have investments across a number of property types, represented the portfolio's largest weighting, with 23.3% of total net assets on December 31, 1999. During the year, the fund initiated a position in Reckson Associates Realty Corp., a REIT that owns and manages office, industrial and retail properties in the northeast U.S. Reckson's exposure to supply-constrained markets such as New York should enable the company to sustain robust internal growth going forward.

Given what appeared to be reduced domestic economic risk over the near term, we believed that office stocks represented an attractive combination of low valuations and favorable supply and demand fundamentals. Accordingly, this sector represented the second-largest property-type weighting at the period's end, with 21.4% of total net assets. During the 12 months under review, the portfolio initiated a position in CarrAmerica Realty Corp., a national, suburban office REIT. We believe the company has strong growth opportunities coming from internal growth, a healthy development pipeline and an expanding executive suites business.

[This chart shows the top 10 holdings and their respective security type based on the percentage of total net assets on 12/31/99 for Franklin Real Estate Fund.]


TOP 10 HOLDINGS
Franklin Real Estate Fund
12/31/99

   SECURITY                        % OF TOTAL
   SECURITY TYPE                   NET ASSETS
-------------------------------- ------------
   Equity Office Properties
   Trust                               5.7%
   EQUITY REIT -- OFFICE

   Equity Residential
   Properties Trust                    4.7%
   EQUITY REIT --
   APARTMENTS

   Apartment Investment &
   Management Co.                      4.3%
   EQUITY REIT --
   APARTMENTS

   Security Capital Group Inc.         4.1%
   DIVERSIFIED PROPERTY TYPE

   Starwood Hotels &
   Resorts Worldwide Inc.              4.0%
   HOTELS

   MeriStar Hospitality Corp.          3.9%
   EQUITY REIT -- HOTELS

   Public Storage Inc.                 3.8%
   EQUITY REIT -- STORAGE

   Glenborough Realty Trust
   Inc.                                3.6%
   EQUITY REIT --
   DIVERSIFIED PROPERTY TYPE

   Liberty Property Trust              3.6%
   EQUITY REIT --
   DIVERSIFIED PROPERTY TYPE

   Prologis Trust                      3.3%
   EQUITY REIT -- INDUSTRIAL

For a complete list of portfolio holdings, please see the fund's Statement of Investments.

With 15.6% of total net assets, the apartment sector was the third-largest property sector at the end of the period under review. This sector was the best-performing property type during the year apparently due to investor expectations of continued, stable cash-flow growth and the balanced supply and demand environment for apartments. During the past year, we made some changes to the apartment group. We reduced our exposure to southern U.S.-based apartments where we were concerned about excess building potentially leading to oversupply. As a result, we sold our positions in Gables Residential Trust and Post Properties Inc. In this same sector, we added a new apartment position, Apartment Investment & Management Co. (AIMCO). AIMCO is the country's largest apartment owner and operator with approximately 400,000 units in 49 states, and we believe it offers significant growth prospects for the next several years.

Looking ahead, we expect real estate industry fundamentals to continue to benefit from an environment of supply and demand balance and relatively low interest rates. In addition, earnings growth going into 2000, while leveling off, does appear solid to us given continued rent growth and selective development opportunities. Overall, we are optimistic about the prospects for investing in real estate securities because they appear to possess a combination of strong fundamentals, favorable valuations and attractive growth opportunities. We believe this sector should once again attract investors given such companies' earnings visibility and underlying asset values.

Sincerely,


/s/ DOUG BARTON

Doug Barton
Portfolio Manager
Franklin Real Estate Fund

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (1/24/89 -- 12/31/99)

THE GRAPH BELOW COMPARES THE PERFORMANCE OF FRANKLIN REAL ESTATE FUND - CLASS 2 AND THE UNMANAGED STANDARD & POOR'S 500/REGISTERED TRADEMARK/ (S&P 500/REGISTERED TRADEMARK/) INDEX, INCLUDING REINVESTED DIVIDENDS, AS WELL AS THE WILSHIRE REAL ESTATE SECURITIES INDEX. THE FUND'S TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD SHOWN AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. THE WILSHIRE REAL ESTATE SECURITIES INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX OF PUBLICLY TRADED REAL ESTATE SECURITIES. THE FUND'S PERFORMANCE DIFFERS FROM AN INDEX'S BECAUSE AN INDEX IS NOT MANAGED, DOES NOT CONTAIN CASH (THE FUND GENERALLY CARRIES A CERTAIN PERCENTAGE OF CASH AT ANY GIVEN TIME), AND INCLUDES NO SALES CHARGES OR MANAGEMENT EXPENSES. OF COURSE, ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.


[The graph below compares the performance of Franklin Real Estate Fund - Class 2*, as measured by the value of a $10,000 investment, and the unmanaged Standard & Poor's 500/R/(S&P 500/R/) Index, including reinvested dividends, as well as the Wilshire Real Estate Securities Index.]


                                                                     WILSHIRE REAL
                          FRANKLIN REAL ESTATE                          ESTATE
                         SECURITIES FUND -                            SECURITIES
                            CLASS 2                    S&P 500          INDEX
                     ------------------------------------------------------------
          01/01/1990         $10,000                      $10,000        $10,000
          01/31/1990          $9,704                       $9,329         $9,529
          02/28/1990          $9,685                       $9,449         $9,525
          03/31/1990          $9,780                       $9,700         $9,503
          04/30/1990          $9,644                       $9,458         $9,319
          05/31/1990          $9,712                      $10,380         $9,278
          06/30/1990          $9,789                      $10,311         $9,296
          07/31/1990          $9,673                      $10,278         $8,940
          08/31/1990          $8,995                       $9,349         $7,895
          09/30/1990          $8,405                       $8,893         $6,980
          10/31/1990          $8,172                       $8,855         $6,478
          11/30/1990          $8,685                       $9,427         $6,741
          12/31/1990          $8,802                       $9,690         $6,654
          01/31/1991          $9,692                      $10,113         $7,302
          02/28/1991          $9,905                      $10,836         $7,731
          03/31/1991         $10,574                      $11,098         $8,420
          04/30/1991         $10,758                      $11,125         $8,352
          05/31/1991         $10,883                      $11,604         $8,481
          06/30/1991         $10,588                      $11,073         $8,063
          07/31/1991         $10,719                      $11,589         $8,029
          08/31/1991         $10,678                      $11,863         $7,932
          09/30/1991         $10,890                      $11,665         $7,842
          10/31/1991         $10,749                      $11,822         $7,665
          11/30/1991         $10,668                      $11,345         $7,411
          12/31/1991         $11,364                      $12,643         $7,987
          01/31/1992         $12,393                      $12,408         $8,364
          02/29/1992         $12,050                      $12,568         $8,343
          03/31/1992         $11,828                      $12,323         $8,162
          04/30/1992         $11,656                      $12,685         $8,027
          05/31/1992         $11,929                      $12,747         $8,059
          06/30/1992         $11,822                      $12,557         $7,817
          07/31/1992         $12,296                      $13,071         $7,845
          08/31/1992         $12,162                      $12,803         $7,727
          09/30/1992         $12,337                      $12,953         $8,021
          10/31/1992         $12,533                      $12,997         $8,106
          11/30/1992         $12,677                      $13,439         $8,176
          12/31/1992         $13,171                      $13,604         $8,578
          01/31/1993         $13,707                      $13,718         $9,175
          02/28/1993         $14,201                      $13,905         $9,619
          03/31/1993         $15,128                      $14,198        $10,264
          04/30/1993         $14,531                      $13,855         $9,682
          05/31/1993         $14,407                      $14,225         $9,530
          06/30/1993         $14,904                      $14,266         $9,780
          07/31/1993         $15,196                      $14,209         $9,978
          08/31/1993         $15,602                      $14,747        $10,186
          09/30/1993         $16,405                      $14,634        $10,647
          10/31/1993         $16,290                      $14,937        $10,348
          11/30/1993         $15,279                      $14,795         $9,897
          12/31/1993         $15,675                      $14,974         $9,885
          01/31/1994         $15,957                      $15,483        $10,182
          02/28/1994         $16,613                      $15,063        $10,598
          03/31/1994         $16,030                      $14,407        $10,107
          04/30/1994         $16,290                      $14,591        $10,221
          05/31/1994         $16,540                      $14,830        $10,433
          06/30/1994         $16,188                      $14,467        $10,228
          07/31/1994         $16,156                      $14,941        $10,251
          08/31/1994         $16,103                      $15,554        $10,244
          09/30/1994         $15,840                      $15,174        $10,073
          10/31/1994         $15,276                      $15,516         $9,704
          11/30/1994         $14,728                      $14,951         $9,325
          12/31/1994         $16,129                      $15,172        $10,047
          01/31/1995         $15,539                      $15,565         $9,723
          02/28/1995         $15,813                      $16,172        $10,027
          03/31/1995         $15,929                      $16,650        $10,085
          04/30/1995         $15,887                      $17,139        $10,013
          05/31/1995         $16,529                      $17,825        $10,344
          06/30/1995         $16,809                      $18,238        $10,524
          07/31/1995         $17,158                      $18,844        $10,694
          08/31/1995         $17,528                      $18,891        $10,824
          09/30/1995         $18,029                      $19,688        $11,023
          10/31/1995         $17,659                      $19,617        $10,682
          11/30/1995         $17,953                      $20,478        $10,793
          12/31/1995         $18,955                      $20,873        $11,419
          01/31/1996         $19,380                      $21,583        $11,576
          02/29/1996         $19,631                      $21,784        $11,805
          03/31/1996         $19,653                      $21,993        $11,901
          04/30/1996         $19,707                      $22,316        $11,955
          05/31/1996         $20,099                      $22,892        $12,221
          06/30/1996         $20,316                      $22,979        $12,466
          07/31/1996         $20,157                      $21,963        $12,355
          08/31/1996         $21,121                      $22,427        $12,880
          09/30/1996         $21,789                      $23,689        $13,202
          10/31/1996         $22,221                      $24,343        $13,559
          11/30/1996         $22,949                      $26,184        $14,122
          12/31/1996         $25,176                      $25,665        $15,629
          01/31/1997         $25,495                      $27,269        $15,852
          02/28/1997         $25,461                      $27,482        $15,862
          03/31/1997         $25,654                      $26,352        $15,916
          04/30/1997         $24,995                      $27,926        $15,402
          05/31/1997         $25,904                      $29,626        $15,861
          06/30/1997         $27,088                      $30,954        $16,647
          07/31/1997         $27,824                      $33,417        $17,195
          08/31/1997         $27,788                      $31,546        $17,068
          09/30/1997         $30,494                      $33,275        $18,751
          10/31/1997         $29,355                      $32,163        $17,954
          11/30/1997         $29,877                      $33,653        $18,315
          12/31/1997         $30,388                      $34,231        $18,723
          01/31/1998         $30,055                      $34,611        $18,459
          02/28/1998         $29,901                      $37,107        $18,223
          03/31/1998         $30,542                      $39,007        $18,582
          04/30/1998         $29,711                      $39,401        $17,997
          05/31/1998         $29,414                      $38,723        $17,824
          06/30/1998         $29,019                      $40,295        $17,729
          07/31/1998         $27,015                      $39,864        $16,495
          08/31/1998         $24,174                      $34,100        $14,782
          09/30/1998         $25,468                      $36,285        $15,609
          10/31/1998         $25,062                      $39,236        $15,395
          11/30/1998         $25,430                      $41,613        $15,685
          12/31/1998         $25,278                      $44,010        $15,461
          01/31/1999         $24,466                      $45,850        $15,125
          02/28/1999         $24,124                      $44,424        $15,006
          03/31/1999         $24,085                      $46,201        $14,916
          04/30/1999         $26,761                      $47,989        $16,506
          05/31/1999         $27,117                      $46,856        $16,785
          06/30/1999         $26,634                      $49,457        $16,499
          07/31/1999         $25,388                      $47,914        $15,867
          08/31/1999         $24,877                      $47,674        $15,629
          09/30/1999         $23,860                      $46,368        $14,924
          10/31/1999         $23,240                      $49,303        $14,647
          11/30/1999         $22,747                      $50,304        $14,424
          12/31/1999         $23,670                      $53,267        $14,967





*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


FRANKLIN REAL
ESTATE FUND
-- CLASS 2

EXPENSES: Performance reflects the fund's Class 2 operating expenses, but does NOT include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.

               Past performance does not guarantee future results.

FRANKLIN REAL
ESTATE FUND
-- CLASS 2

   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. By concentrating in a single industry sector, the fund carries much greater risk of adverse developments in that sector than a fund that invests in a wide variety of industries. There are special risks involved with seeking long-term capital growth from small or relatively new or unseasoned companies, which can have relatively small revenues, limited product lines and small market share, and smaller company stocks historically have exhibited greater price volatility than large company stocks, particularly over the short term. You may have a gain or loss when you sell your shares.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



                                      Franklin Real Estate Fund
                                        Periods ended 12/31/99
                                                                                              SINCE
                                                                                           INCEPTION
                                                   1-YEAR        5-YEAR        10-YEAR     (1/24/89)
                                              --------------------------------------------------------
 Cumulative Total Return*                          -6.36%         46.76%       136.70%       148.07%
 Average Annual Total Return*                      -6.36%          7.97%         9.00%         8.66%
 Value of $10,000 Investment*                  $    9,364    $    14,676    $   23,670    $   24,807
                                   12/31/95      12/31/96       12/31/97      12/31/98      12/31/99
----------------------------------------------------------------------------------------------------
 One-Year Total Return*              17.52%        32.82%         20.70%       -16.82%        -6.36%

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN REAL ESTATE FUND
Financial Highlights


                                                                                   CLASS 1
                                                      -----------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                      -----------------------------------------------------------------
                                                          1999(1)        1998         1997         1996         1995
                                                      -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..................    $ 19.93      $  25.60      $ 22.15      $ 17.40     $ 15.31
                                                         -----------------------------------------------------------
Income from investment operations:
 Net investment income ..............................        .88          1.45          .72          .79         .78
 Net realized and unrealized gains (losses) .........      (1.77)        (5.60)        3.72         4.74        1.83
                                                         -----------------------------------------------------------
Total from investment operations ....................       (.89)        (4.15)        4.44         5.53        2.61
                                                         -----------------------------------------------------------
Less distributions from:
 Net investment income ..............................      (1.73)         (.94)        (.67)        (.78)       (.52)
 Net realized gains .................................      (2.39)         (.58)        (.32)          --          --
                                                         -----------------------------------------------------------
Total distributions .................................      (4.12)        (1.52)        (.99)        (.78)       (.52)
                                                         -----------------------------------------------------------
Net asset value, end of year ........................    $ 14.92      $  19.93      $ 25.60      $ 22.15     $ 17.40
                                                         ===========================================================
Total return* .......................................      (6.14)%      (16.82)%     20.70%       32.82%      17.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $158,553      $282,290     $440,554     $322,721    $213,473
Ratios to average net assets:
  Expenses ..........................................       .58%          .54%         .54%         .57%        .59%
  Net investment income .............................      4.83%         5.44%        3.59%        4.80%       4.74%
Portfolio turnover rate .............................     10.27%        13.21%       11.62%       10.32%      22.15%

*TOTAL RETURN DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS FOR WHICH THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(1)BASED ON AVERAGE SHARES OUTSTANDING.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN REAL ESTATE FUND
Financial Highlights (continued)


                                                         CLASS 2
                                                  ---------------------
                                                       PERIOD ENDED
                                                   DECEMBER 31, 1999(1,2)
                                                  ----------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........         $ 20.21
                                                        -------
Income from investment operations:
  Net investment income .......................            1.29
  Net realized and unrealized losses ..........           (2.50)
                                                        -------
Total from investment operations ..............           (1.21)
                                                        -------
Less distributions from:
  Net investment income .......................           (1.73)
  Net realized gains ..........................           (2.39)
                                                        -------
Total distributions ...........................           (4.12)
                                                        -------
Net asset value, end of period ................         $ 14.88
                                                        =======
Total return* .................................          (7.66%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............         $ 2,449
Ratios to average net assets:
  Expenses ....................................            .83%**
  Net investment income .......................           8.84%**
Portfolio turnover rate .......................          10.27%

*TOTAL RETURN DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS FOR WHICH THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
**ANNUALIZED.
(1)BASED ON AVERAGE SHARES OUTSTANDING.
(2)FOR THE PERIOD JANUARY 6, 1999 (EFFECTIVE DATE) TO DECEMBER 31, 1999.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN REAL ESTATE FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999



                                                             SHARES         VALUE
--------------------------------------------------------------------------------------
     COMMON STOCKS 95.7%
     EQUITY REIT - APARTMENTS 15.6%
     Apartment Investment & Management Co., A ..........    175,000     $  6,967,188
     Archstone Communities Trust .......................    180,035        3,690,718
     Avalonbay Communities Inc. ........................     80,000        2,745,000
     Camden Property Trust .............................     47,273        1,294,098
     Charles E. Smith Residential Realty Inc. ..........     79,000        2,794,625
     Equity Residential Properties Trust ...............    177,500        7,577,031
                                                                        ------------
                                                                          25,068,660
                                                                        ------------
     EQUITY REIT - DIVERSIFIED PROPERTY TYPE 17.1%
     Crescent Real Estate Equities Co. .................    137,650        2,529,319
     Duke-Weeks Realty Corp. ...........................    145,000        2,827,500
     Glenborough Realty Trust Inc. .....................    436,000        5,831,500
     Liberty Property Trust ............................    240,000        5,820,000
     Reckson Associates Realty Corp., B ................    109,000        2,479,750
     Spieker Properties Inc. ...........................    130,000        4,736,875
     Vornado Realty Trust ..............................    103,300        3,357,250
                                                                        ------------
                                                                          27,582,194
                                                                        ------------
     EQUITY REIT - HEALTH CARE 1.1%
     OMEGA Healthcare Investors Inc. ...................    142,000        1,801,625
                                                                        ------------
     EQUITY REIT - HOTELS 6.8%
     FelCor Lodging Trust Inc. .........................     52,300          915,250
     Host Marriott Corp. ...............................    391,590        3,230,618
     MeriStar Hospitality Corp. ........................    390,000        6,240,000
     Winston Hotels Inc. ...............................     72,500          589,063
                                                                        ------------
                                                                          10,974,931
                                                                        ------------
     EQUITY REIT - INDUSTRIAL 4.3%
     Cabot Industrial Trust ............................     82,900        1,523,288
     ProLogis Trust ....................................    278,400        5,359,200
                                                                        ------------
                                                                           6,882,488
                                                                        ------------
     EQUITY REIT - OFFICE 21.4%
     Alexandria Real Estate Equities Inc. ..............    143,400        4,561,913
     Arden Realty Inc. .................................    235,600        4,726,725
     Brandywine Realty Trust ...........................    300,700        4,923,963
     CarrAmerica Realty Corp. ..........................     57,200        1,208,350
     Equity Office Properties Trust ....................    370,008        9,111,447
     Highwoods Properties Inc. .........................    180,000        4,185,000
     Mack-Cali Realty Corp. ............................    130,000        3,388,125
     SL Green Realty Corp. .............................    108,400        2,357,700
                                                                        ------------
                                                                          34,463,223
                                                                        ------------
     EQUITY REIT - RESIDENTIAL COMMUNITIES 2.1%
     Sun Communities Inc. ..............................    105,000        3,379,688
                                                                        ------------
     EQUITY REIT - RETAIL - COMMUNITY CENTERS 2.9%
     Developers Diversified Realty Corp. ...............     23,000          296,125
     Kimco Realty Corp. ................................    133,000        4,505,375
                                                                        ------------
                                                                           4,801,500
                                                                        ------------
     EQUITY REIT - RETAIL - REGIONAL MALLS 6.2%
     General Growth Properties Inc. ....................     90,000        2,520,000
     The Macerich Co. ..................................    123,000        2,559,938
     Simon Property Group Inc. .........................    215,000        4,931,563
                                                                        ------------
                                                                          10,011,501
                                                                        ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN REAL ESTATE FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)



                                                                                                       SHARES          VALUE
                                                                                                  --------------- ---------------
      COMMON STOCKS (CONT.)
      EQUITY REIT - STORAGE 3.8%
      Public Storage Inc. .......................................................................       266,600    $  6,048,487
                                                                                                                   ------------
      EQUITY REIT - WHOLE LOANS 2.4%
      Starwood Financial Inc. ...................................................................       230,000       3,895,624
                                                                                                                   ------------
  a   DIVERSIFIED PROPERTY TYPE 6.2%
      Crescent Operating Inc. ...................................................................        27,500          75,624
      Security Capital Group Inc., B ............................................................       530,200       6,627,500
      Security Capital U.S. Realty (Luxembourg) .................................................       232,300       3,266,718
                                                                                                                   ------------
                                                                                                                      9,969,842
                                                                                                                   ------------
      HOTELS 5.8%
  a   Candlewood Hotel Co. Inc. .................................................................       350,000         612,500
  a   MeriStar Hotels & Resorts Inc. ............................................................       170,000         605,624
      Starwood Hotels & Resorts Worldwide Inc. ..................................................       275,000       6,462,500
  a   Wyndham International Inc., A .............................................................       542,038       1,592,236
                                                                                                                   ------------
                                                                                                                      9,272,860
                                                                                                                   ------------
      TOTAL LONG TERM INVESTMENTS (COST $163,505,009) ...........................................                   154,152,623
                                                                                                                   ------------
                                                                                                     PRINCIPAL
  b   REPURCHASE AGREEMENT 3.4%                                                                       AMOUNT
                                                                                                    ----------
       Joint Repurchase Agreement, 2.583%, 1/03/00, (Maturity Value $5,461,193) (COST $5,460,018)    $5,460,018       5,460,018
       Banc of America Securities LLC
       Barclays Capital Inc.
       Bear, Stearns & Co. Inc.
       Chase Securities Inc.
       Donaldson, Lufkin & Jenrette Securities Corp.
       Dresdner Kleinwort Benson, North America LLC
       Paribas Corp.
       Warburg Dillon Read LLC
        Collateralized by U.S. Treasury Bills and Notes
      TOTAL INVESTMENTS (COST $168,965,027) 99.1%................................................                   159,612,641
      OTHER ASSETS, LESS LIABILITIES .9% ........................................................                     1,389,102
                                                                                                                   ------------
      NET ASSETS 100.0% .........................................................................                  $161,001,743
                                                                                                                   ============

A NON-INCOME PRODUCING.
B INVESTMENT IS THROUGH PARTICIPATION IN A JOINT ACCOUNT WITH OTHER FUNDS MANAGED BY THE INVESTMENT ADVISOR. AT DECEMBER 31, 1999, ALL REPURCHASE AGREEMENTS HAD BEEN ENTERED INTO ON THAT DATE.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN REAL ESTATE FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


Assets:
 Investments in securities, at value (Cost $168,965,027).............................    $159,612,641
 Receivables:
  Capital shares sold ...............................................................          22,263
  Dividends and interest ............................................................       1,644,788
                                                                                         ------------
   Total assets .....................................................................     161,279,692
                                                                                         ------------
Liabilities:
 Payables:
  Capital shares redeemed ...........................................................         176,689
  Affiliates ........................................................................          77,941
  Professional fees .................................................................           8,397
  Custodian fees ....................................................................             888
  Postage and mailing fees ..........................................................           7,310
 Other liabilities ..................................................................           6,724
                                                                                         ------------
   Total liabilities ................................................................         277,949
                                                                                         ------------
    Net assets, at value ............................................................    $161,001,743
                                                                                         ============
Net assets consist of:
 Undistributed net investment income ................................................    $ 11,229,198
 Net unrealized depreciation ........................................................      (9,352,386)
 Accumulated net realized gain ......................................................       1,863,614
 Capital shares .....................................................................     157,261,317
                                                                                         ------------
    Net assets at value .............................................................    $161,001,743
                                                                                         ============
CLASS 1:
 Net asset value per share ($158,552,597 /divided by/ 10,626,952 shares outstanding)     $      14.92
                                                                                         ============
CLASS 2:
 Net asset value per share ($2,449,146 /divided by/ 164,643 shares outstanding).....     $      14.88
                                                                                         ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN REAL ESTATE FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999


Investment Income:
 Dividends ...................................................    $  11,325,218
 Interest ....................................................          300,341
                                                                  -------------
   Total investment income ...................................       11,625,559
                                                                  -------------
Expenses:
 Management fees (Note 3) ....................................        1,197,913
 Distribution fees - Class 2 (Note 3) ........................              844
 Custodian fees ..............................................            2,848
 Reports to shareholders .....................................           23,690
 Professional fees ...........................................           14,001
 Trustees' fees and expenses .................................            1,802
 Other .......................................................            2,368
                                                                  -------------
   Total expenses ............................................        1,243,466
                                                                  -------------
    Net investment income ....................................       10,382,093
                                                                  -------------
Realized and unrealized gain (loss):
  Net realized gain from investments .........................        2,394,868
  Net unrealized depreciation on investments .................      (25,421,990)
                                                                  -------------
Net realized and unrealized loss .............................      (23,027,122)
                                                                  -------------
Net decrease in net assets resulting from operations .........    $ (12,645,029)
                                                                  =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN REAL ESTATE FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                           1999                1998
                                                                     ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................    $   10,382,093     $   20,084,431
  Net realized gain from investments .............................         2,394,868         24,686,332
  Net unrealized depreciation on investments .....................       (25,421,990)      (114,230,527)
                                                                      ---------------------------------
    Net decrease in net assets resulting from operations .........       (12,645,029)       (69,459,764)

Distributions to shareholders from:
 Net investment income:
  Class 1 ........................................................       (18,056,331)       (15,362,062)
  Class 2 ........................................................            (5,537)                --
 Net realized gains:
  Class 1 ........................................................       (25,020,454)        (9,509,537)
  Class 2 ........................................................            (7,673)                --
                                                                      ---------------------------------
Total distributions to shareholders ..............................       (43,089,995)       (24,871,599)

Capital share transactions (Note 2):
  Class 1 ........................................................       (67,959,433)       (63,932,493)
  Class 2 ........................................................         2,405,793                 --
                                                                      ---------------------------------
Total capital share transactions .................................       (65,553,640)       (63,932,493)

    Net decrease in net assets ...................................      (121,288,664)      (158,263,856)
Net assets:
 Beginning of year ...............................................       282,290,407        440,554,263
                                                                      ---------------------------------
 End of year .....................................................    $  161,001,743     $  282,290,407
                                                                      =================================
Undistributed net investment income included in net assets:
 End of year .....................................................    $   11,229,198     $   18,909,704
                                                                      =================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN REAL ESTATE FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Real Estate Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 1999, over 90% of the Fund's shares were sold through one insurance company. The Fund seeks capital appreciation with current income as a secondary goal.

Effective July 1, 1999, the name of the Trust, Franklin Valuemark Funds, changed to Franklin Templeton Variable Insurance Products Trust. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

Effective January 6, 1999, the Fund offered two classes of shares: Class 1 and Class 2. Outstanding shares before that date were designated Class 1 shares. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                      YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------------
                                                              1999                              1998
                                                -------------------------------------------------------------------
                                                     SHARES           AMOUNT           SHARES           AMOUNT
CLASS 1 SHARES:                                 -------------------------------------------------------------------
Shares sold ...................................       575,363    $   10,691,098       1,938,333    $   46,066,967
Shares issued in reinvestment of distributions      2,652,511        43,076,785       1,117,322        24,871,599
Shares redeemed ...............................    (6,765,476)     (121,727,316)     (6,098,998)     (134,871,059)
                                                   --------------------------------------------------------------
Net decrease ..................................    (3,537,602)   $  (67,959,433)     (3,043,343)   $  (63,932,493)
                                                   ==============================================================

                                                       PERIOD ENDED
                                                       DECEMBER 31,
                                                --------------------------
                                                          1999(1)
                                                --------------------------
                                                  SHARES        AMOUNT
CLASS 2 SHARES:                                 --------------------------
Shares sold ...................................  165,395    $  2,415,677
Shares issued in reinvestment of distributions       815          13,209
Shares redeemed ...............................   (1,567)        (23,093)
                                                ------------------------
Net increase ..................................  164,643    $  2,405,793
                                                ========================

(1)For the period January 6, 1999 (effective date) to December 31, 1999.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:


    ENTITY                                                         AFFILIATION
    -------------------------------------------------------------------------------------
    Franklin Templeton Services, Inc. (FT Services)                Administrative manager
    Franklin Advisers, Inc. (Advisers)                             Investment manager
    Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
    Franklin/Templeton Investor Services, Inc. (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

ANNUALIZED
FEE RATE    DAILY NET ASSETS
----------------------------------------------------------------
  .625%     First $100 million
   .50%     Over $100 million, up to and including $250 million
   .45%     Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN REAL ESTATE FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares. Effective July 1, 1999, the rate changed from .30% to .25%.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 1999, the Fund has deferred capital losses occurring subsequent to October 31, 1999 of $4,078,609. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

At December 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $168,965,027 was as follows:

  Unrealized appreciation .............   $  15,914,488
  Unrealized depreciation .............     (25,266,874)
                                          -------------
  Net unrealized depreciation .........   $  (9,352,386)
                                          =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $21,466,517 and $114,760,248, respectively.

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affliliated companies" as investments in portfolio companies in which the fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies", at December 31, 1999 was as follows:

                               NUMBER OF SHARES                            NUMBER OF SHARES
                                   HELD AT          GROSS        GROSS           HELD          VALUE AT        CAPITAL
NAME OF ISSUER                BEGINNING OF YEAR   ADDITIONS   REDUCTIONS     END OF YEAR     END OF YEAR       LOSSES
--------------------------------------------------------------------------------------------------------------------------
Candlewood Hotel Co., Inc.             650,000          --     (300,000)           350,000            *     $ (1,793,962)

*As of December 31, 1999, no longer an affiliate.

7. CREDIT FACILITY

Certain Franklin Templeton Funds, including Franklin Real Estate Fund, are participants in a $750 million senior unsecured credit agreement for temporary or emergency purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN REAL ESTATE FUND
INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Real Estate Fund (the
Fund), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian provide a reasonable basis for the opinion expressed above.


/s/PRICEWATERHOUSECOOPERS LLP


San Francisco, California
February 2, 2000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN REAL ESTATE FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $5,942,659 as capital gain dividends for the fiscal year ended December 31, 1999.

                                                   FRANKLIN SMALL CAP FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL: FRANKLIN SMALL CAP FUND SEEKS LONG-TERM CAPITAL GROWTH. THE PORTFOLIO INVESTS PRIMARILY IN EQUITY SECURITIES OF U.S. SMALL CAPITALIZATION GROWTH COMPANIES. THE PORTFOLIO MAY ALSO INVEST A SMALL PORTION IN FOREIGN SECURITIES.
--------------------------------------------------------------------------------
Technology stocks' market outperformance characterized the year under review as infrastructure investment, bandwidth demands and increasing use of electronics in daily life appeared to drive such companies' earnings growth. However, technology stocks' strength belied the general stock market's weakness. After significant gains in the first half of the year, most energy-related, small-cap stocks failed to sustain their momentum and stagnated or fell later in the year. As the second half of the year progressed, the gap widened between strong technology and weak non-tech stock performances, possibly due to investors chasing the best-performing technology stock to ever-higher valuations. Fortunately, we had previously established positions in many of these technology stocks and were thus positioned to benefit from their robust fourth-quarter performance.

During 1999, Franklin Small Cap Fund posted strong total returns, handily beating its benchmark, the Russell 2000/registered trademark/ Growth Index. The portfolio's outperformance was primarily attributable to its significant positions in technology stocks and its small allocation to financial and retail stocks. We traditionally have found more growth potential in the technology sector and anticipate maintaining large positions in this sector for the near future, despite its inherent volatility. We also anticipate having relatively small positions in retail and financials, two sectors in which we believe it is often difficult to find small-cap companies that can sustain consistent revenue and earnings growth.

[This chart shows the top 10 industry breakdown based on the percentage of total net assets on 12/31/99 for Franklin Small Cap Fund.]

TOP 10 INDUSTRY BREAKDOWN
Franklin Small Cap Fund
12/31/99
                              % OF TOTAL
   INDUSTRY                   NET ASSETS
----------------------------------------
   Technology Services            34.1%
   Electronic Technology          22.7%
   Telecommunications              9.4%
   Finance                         5.4%
   Consumer Services               3.5%
   Industrial Services             2.6%
   Producer Manufacturing          2.5%
   Transportation                  2.5%
   Real Estate                     2.3%
   Energy Minerals                 2.1%

For a complete list of portfolio holdings, please see the fund's Statement of Investments.

For some time, we have been commenting about the weakness in the small-cap market's non-tech sectors. We are pleased to report that as the year ended we did observe signs of life among a small group of underappreciated non-tech growth stocks in sectors as disparate as health care and producer manufacturing. Although mutual fund flows and investor interest still seem to favor technology stocks, we find it encouraging that some investors are apparently appreciating the strong fundamental growth potential that may exist in the uncovered nooks of the market. In particular, we are optimistic about the stock performance and fundamental improvements we see in the home builder and real estate investment trust sectors. Accordingly, we added selectively to a handful of non-tech stocks that we believe may be strong performers when the market eventually broadens.

As we look forward to the 21st century, we continue to see strong growth potential for small-cap companies. We believe that such companies likely will be prominent innovators in creating and delivering new products, services and technologies in the next century. In our opinion, healthy growth prospects for the global economy should set the stage for a broadening of small-cap stock performance to include other sectors in addition to technology.

Sincerely,

/s/ EDWARD B. JAMIESON

Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Fund

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (11/1/95 - 12/31/99)

THE GRAPH BELOW COMPARES THE PERFORMANCE OF FRANKLIN SMALL CAP FUND - CLASS 2 AND THE UNMANAGED STANDARD & POOR'S 500/REGISTERED TRADEMARK/ (S&P 500/REGISTERED TRADEMARK/) INDEX, INCLUDING REINVESTED DIVIDENDS, AS WELL AS THE RUSSELL 2500/REGISTERED TRADEMARK/ INDEX AND RUSSELL 2000 GROWTH INDEX. THE FUND'S TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD SHOWN AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. WE ARE REPLACING THE RUSSELL 2500 INDEX WITH THE RUSSELL 2000 GROWTH INDEX BECAUSE IT MORE CLOSELY MIRRORS OUR GROWTH STYLE OF INVESTING. THE FUND'S PERFORMANCE DIFFERS FROM AN INDEX'S BECAUSE AN INDEX IS NOT MANAGED, DOES NOT CONTAIN CASH (THE FUND GENERALLY CARRIES A CERTAIN PERCENTAGE OF CASH AT ANY GIVEN TIME), AND INCLUDES NO SALES CHARGES OR MANAGEMENT EXPENSES. OF COURSE, ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO. INDEXES' SOURCE IS STANDARD & POOR'S MICROPAL.

[The graph below compares the performance of Franklin Small Cap Fund - Class 2*, as measured by the value of a $10,000 investment, and the unmanaged Standard & Poor's 500/R/ (S&P 500/R/) Index, including reinvested dividends, as well as the Russell 2500/R/ Index and Russell 2000 Growth Index.]

                  Franklin Small     S&P 500      Russell    Russell 2000
                    Cap Fund -                   2500 Index  Growth Index
                      Class 2
                  ---------------------------------------------------------
       11/01/1995         $10,000       $10,000      $10,000       $10,000
       11/30/1995          $9,700       $10,439      $10,427       $10,441
       12/31/1995         $10,230       $10,640      $10,605       $10,673
       01/31/1996         $10,370       $11,002      $10,681       $10,584
       02/29/1996         $10,850       $11,105      $11,002       $11,067
       03/31/1996         $11,140       $11,211      $11,227       $11,286
       04/30/1996         $12,250       $11,376      $11,745       $12,153
       05/31/1996         $12,760       $11,669      $12,063       $12,776
       06/30/1996         $12,154       $11,714      $11,693       $11,946
       07/31/1996         $11,054       $11,196      $10,837       $10,487
       08/31/1996         $12,114       $11,432      $11,460       $11,263
       09/30/1996         $12,654       $12,076      $11,957       $11,843
       10/31/1996         $12,404       $12,409      $11,878       $11,333
       11/30/1996         $12,964       $13,347      $12,451       $11,648
       12/31/1996         $13,204       $13,083      $12,622       $11,875
       01/31/1997         $13,494       $13,901      $12,970       $12,172
       02/28/1997         $12,864       $14,009      $12,777       $11,437
       03/31/1997         $11,954       $13,433      $12,198       $10,629
       04/30/1997         $12,034       $14,235      $12,353       $10,506
       05/31/1997         $13,744       $15,102      $13,491       $12,085
       06/30/1997         $14,269       $15,779      $14,043       $12,495
       07/31/1997         $15,175       $17,035      $14,866       $13,134
       08/31/1997         $15,330       $16,081      $15,072       $13,528
       09/30/1997         $16,813       $16,962      $16,058       $14,608
       10/31/1997         $16,103       $16,396      $15,337       $13,730
       11/30/1997         $15,721       $17,155      $15,406       $13,403
       12/31/1997         $15,505       $17,450      $15,697       $13,411
       01/31/1998         $15,443       $17,644      $15,457       $13,233
       02/28/1998         $16,659       $18,916      $16,579       $14,401
       03/31/1998         $17,318       $19,884      $17,307       $15,005
       04/30/1998         $17,565       $20,085      $17,373       $15,096
       05/31/1998         $16,319       $19,740      $16,567       $13,999
       06/30/1998         $16,327       $20,541      $16,586       $14,142
       07/31/1998         $14,726       $20,321      $15,447       $12,961
       08/31/1998         $11,269       $17,383      $12,534        $9,969
       09/30/1998         $12,343       $18,497      $13,424       $10,980
       10/31/1998         $13,149       $20,001      $14,158       $11,554
       11/30/1998         $14,145       $21,213      $14,859       $12,450
       12/31/1998         $15,353       $22,435      $15,759       $13,577
       01/31/1999         $16,003       $23,372      $15,732       $14,188
       02/28/1999         $14,626       $22,646      $14,699       $12,890
       03/31/1999         $15,421       $23,551      $15,013       $13,348
       04/30/1999         $16,617       $24,463      $16,357       $14,527
       05/31/1999         $16,584       $23,885      $16,610       $14,550
       06/30/1999         $17,848       $25,211      $17,474       $15,317
       07/31/1999         $17,858       $24,425      $17,130       $14,844
       08/31/1999         $18,107       $24,302      $16,594       $14,289
       09/30/1999         $18,737       $23,637      $16,347       $14,565
       10/31/1999         $20,976       $25,133      $16,705       $14,937
       11/30/1999         $24,474       $25,643      $17,648       $16,516
       12/31/1999         $30,147       $27,153      $19,563       $19,428



*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


FRANKLIN SMALL
CAP FUND
-- CLASS 2

EXPENSES: Performance reflects the fund's Class 2 operating expenses, but does NOT include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.

               Past performance does not guarantee future results.

FRANKLIN SMALL
CAP FUND
-- CLASS 2




   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and political uncertainty associated with foreign investing. There are special risks involved with seeking long-term capital growth from small or relatively new or unseasoned companies, such as relatively small revenues, limited product lines and small market share. Smaller company stocks historically have exhibited greater price volatility than large company stocks, particularly over the short term. You may have a gain or loss when you sell your shares.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Franklin Small Cap Fund
Periods ended 12/31/99
                                                                                SINCE
                                                                             INCEPTION
                                                   1-YEAR        3-YEAR      (11/1/95)
                                              ------------------------------------------
 Cumulative Total Return*                           96.36%        128.31%       201.47%
 Average Annual Total Return*                       96.36%         31.68%        30.32%
 Value of $10,000 Investment*                   $   19,636    $    22,831    $   30,147
                                   12/31/96       12/31/97       12/31/98      12/31/99
---------------------------------------------------------------------------------------
 One-Year Total Return*               28.95%        17.42%         -0.98%        96.36%

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND
Financial Highlights


                                                                                    CLASS 1
                                                      -------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------------------------------
                                                          1999(1)       1998         1997         1996          1995(2)
                                                      -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..................   $ 13.72       $ 15.05      $ 13.20      $ 10.24      $ 10.00
                                                        ------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................      (.01)          .07          .01          .02          .03
 Net realized and unrealized gains (losses) .........     13.25          (.20)        2.24         2.95          .21
                                                        ------------------------------------------------------------
Total from investment operations ....................     13.24          (.13)        2.25         2.97          .24
                                                        ------------------------------------------------------------
Less distributions from:
 Net investment income ..............................      (.08)         (.01)        (.03)        (.01)          --
 Net realized gains .................................      (.01)        (1.19)        (.37)          --           --
                                                        ------------------------------------------------------------
Total distributions .................................      (.09)        (1.20)        (.40)        (.01)          --
                                                        ------------------------------------------------------------
Net asset value, end of year ........................   $ 26.87       $ 13.72      $ 15.05      $ 13.20      $ 10.24
                                                        ============================================================
Total return* .......................................    96.94%        (.98)%       17.42%       28.95%        2.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................  $488,062      $315,460     $313,462     $170,969     $ 13,301
Ratios to average net assets:
 Expenses ...........................................      .77%          .77%         .77%         .77%         .90%**
 Net investment income ..............................  (  .05)%          .51%         .06%         .63%        2.70%**
Portfolio turnover rate .............................    39.49%        53.01%       64.07%       63.72%       16.04%

*TOTAL RETURN DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS FOR WHICH THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
**ANNUALIZED
(1)BASED ON AVERAGE SHARES OUTSTANDING.
(2)FOR THE PERIOD NOVEMBER 1, 1995 (EFFECTIVE DATE) TO DECEMBER 31, 1995.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND
Financial Highlights (continued)


                                                         CLASS 2
                                                  ---------------------
                                                       PERIOD ENDED
                                                   DECEMBER 31, 1999(1,2)
                                                  ---------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........       $14.25
                                                      ------
Income from investment operations:
 Net investment income ........................         (.04)
 Net realized and unrealized gains ............        12.68
                                                      ------
Total from investment operations ..............        12.64
                                                      ------
Less distributions from:
 Net investment income ........................         (.08)
 Net realized gains ...........................         (.01)
                                                      ------
Total distributions ...........................         (.09)
                                                      ------
Net asset value, end of period ................       $26.80
                                                      ======
Total return* .................................       89.05%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $ 6,156
Ratios to average net assets:
 Expenses .....................................        1.02%**
 Net investment income ........................       (.18)%**
Portfolio turnover rate .......................       39.49%

*TOTAL RETURN DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS FOR WHICH THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
**ANNUALIZED
(1)BASED ON AVERAGE SHARES OUTSTANDING.
(2)FOR THE PERIOD JANUARY 6, 1999 (EFFECTIVE DATE) TO DECEMBER 31, 1999.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                            SHARES/
                                                            RIGHTS          VALUE
--------------------------------------------------------------------------------------
     COMMON STOCKS AND RIGHTS 94.3%
 a   COMMERCIAL SERVICES 1.8%
     Aether Systems Inc. ..............................      4,100      $    293,663
     Answerthink Consulting Group Inc. ................      3,400           116,450
     Applied Graphics Technologies Inc. ...............     80,000           690,000
     Careerbuilder Inc. ...............................     32,900           211,794
     Chemdex Corp. ....................................      9,700         1,076,700
     Corporate Executive Board Co. ....................      5,700           318,488
     Digital Impact Inc. ..............................      1,400            70,175
     Exchange Applications Inc. .......................     12,500           698,438
     Flycast Communications Corp. .....................      1,900           246,881
     GetThere.com Inc. ................................      4,100           165,025
     Harris Interactive Inc. ..........................      5,400            70,538
     Hotjobs.com Ltd. .................................     28,500         1,245,094
     Interep National Radio Sales Inc. ................     22,500           300,938
     Management Network Group Inc. ....................      1,700            55,463
     Mediaplex Inc. ...................................      2,700           169,425
     Netcentives Inc. .................................      4,300           267,944
     NetRatings Inc. ..................................        800            38,500
     NOVA Corp. .......................................     55,900         1,764,344
     RemedyTemp Inc., A ...............................     29,500           560,500
     Smith-Gardner & Associates Inc. ..................      4,100            69,956
     SOS Staffing Services Inc. .......................     75,500           330,313
     Stamps.com Inc. ..................................      2,200            91,575
     Sylvan Learning Systems Inc. .....................     19,100           248,300
                                                                        ------------
                                                                           9,100,504
                                                                        ------------
 a   CONSUMER DURABLES .4%
     Activision Inc. ..................................     75,700         1,159,156
     Audiovox Corp., A ................................     22,800           692,550
                                                                        ------------
                                                                           1,851,706
                                                                        ------------
     CONSUMER NON-DURABLES .7%
 a   Sola International Inc. ..........................     24,400           338,550
 a   Tommy Hilfiger Corp. .............................    103,600         2,415,175
     Wolverine World Wide Inc. ........................     55,000           601,563
                                                                        ------------
                                                                           3,355,288
                                                                        ------------
 a   CONSUMER SERVICES 3.5%
     Acme Communications Inc. .........................      3,500           116,375
     Cumulus Media Inc., A ............................     57,600         2,923,200
     DeVry Inc. .......................................     67,800         1,262,775
     Emmis Communications Corp., A ....................      4,400           548,419
     Entercom Communications Corp. ....................      1,300            85,800
     E-Stamp Corp. ....................................      4,700           104,575
     Harrah's Entertainment Inc. ......................        900            23,794
     Homestore.com Inc. ...............................        700            51,975
     Insight Communications Co. Inc., A ...............     64,100         1,898,963
     Jack in the Box Inc. .............................     64,200         1,328,138
     Knot Inc. ........................................      3,200            27,000
     Martha Stewart Living Omnimedia Inc., A ..........      3,200            76,800
     MeriStar Hotels & Resorts Inc. ...................    120,000           427,500
     NDS Group PLC, ADR (United Kingdom) ..............      2,200            67,100
     Prime Hospitality Corp. ..........................    238,000         2,097,375
     Quokka Sports Inc. ...............................     33,200           435,750
     Quotesmith.com Inc. ..............................     31,700           360,588
     Radio One Inc. ...................................     14,400         1,324,800
     SFX Entertainment Inc. ...........................     58,950         2,133,253
     Spanish Broadcasting Systems Inc. ................     17,400           700,350
     TiVo Inc. ........................................      4,200           141,750

                                                                            FS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                               SHARES/
                                                               RIGHTS          VALUE
-----------------------------------------------------------------------------------------
     COMMON STOCKS AND RIGHTS (CONT.)
 a   CONSUMER SERVICES (CONT.)
     Vail Resorts Inc. ...................................     31,100      $    557,856
     XM Satellite Radio Holdings Inc. ....................     22,300           850,188
                                                                           ------------
                                                                             17,544,324
                                                                           ------------
     ELECTRONIC TECHNOLOGY 22.7%
 a   Advanced Energy Industries Inc. .....................     46,000         2,265,500
 a   Airnet Communications Corp. .........................      1,900            69,113
 a   Alpha Industries Inc.  ..............................     17,000           974,313
 a   Alteon Websystems Inc. ..............................      1,300           114,075
 a   ANTEC Corp. .........................................      5,000           182,500
 a   Apex Inc. ...........................................     10,000           322,500
 a   AVT Corp. ...........................................     51,200         2,406,400
 a   Brocade Communications Systems Inc. .................      2,800           495,600
 a   Carrier Access Corp. ................................     20,900         1,406,831
 a   Catapult Communications Corp. .......................     37,300           370,669
 a   C-COR.net Corp. .....................................     11,000           842,875
 a   Cirrus Logic Inc. ...................................     15,000           199,688
 a   Coherent Inc. .......................................    100,400         2,685,700
 a   Com21 Inc. ..........................................     38,300           859,356
 a   Copper Mountain Networks Inc. .......................      2,200           107,250
 a   CVC Inc.  ...........................................     12,000           115,500
 a   Cymer Inc. ..........................................     10,000           460,000
 a   Digital Microwave Corp. .............................     46,400         1,087,500
 a   DII Group Inc. ......................................      6,800           482,588
 a   Ditech Communications Corp. .........................      5,600           523,600
 a   EMCORE Corp. ........................................     28,400           965,600
 a   Etec Systems Inc. ...................................     38,100         1,709,738
 a   Exar Corp. ..........................................      1,400            82,425
 a   Finisar Corp. .......................................      2,300           206,713
 a   Flextronics International Ltd. (Singapore) ..........     90,000         4,140,000
 a   FLIR Systems Inc. ...................................     90,000         1,462,500
 a   Foundry Networks Inc. ...............................      2,000           603,375
 a   FVC.COM Inc. ........................................     24,000           280,500
 a   Gadzoox Networks Inc. ...............................      5,000           217,813
 a   Gemstar International Group Ltd. ....................    110,800         7,894,500
 a   Harmonic Inc. .......................................     28,000         2,658,250
 a   Immersion Corp. .....................................      2,700           103,613
 a   Interspeed Inc. .....................................      1,800            31,838
 a   Itron Inc. ..........................................     62,800           384,650
 a   Jabil Circuit Inc. ..................................     40,000         2,920,000
 a   Javelin Systems Inc.  ...............................     36,600           336,263
 a   JDS Uniphase Corp. ..................................    117,600        18,970,350
 a   JNI Corp. ...........................................      5,000           330,000
 a   Komag Inc. ..........................................    287,800           899,375
 a   Kopin Corp. .........................................      4,200           176,400
 a   Ladish Co. Inc. .....................................     42,000           267,750
 a   Lattice Semiconductor Corp. .........................     20,600           970,775
 a   LTX Corp. ...........................................     14,000           313,250
 a   MCK Communications Inc. .............................      3,000            67,500
     Methode Electronics Inc., A .........................     17,500           562,188
 a   Mettler-Toledo International Inc. ...................    122,000         4,658,875
 a   Micrel Inc. .........................................     16,600           945,163
 a   Natural MicroSystems Corp. ..........................      6,900           323,006
 a   NICE Systems Ltd., ADR (Israel) .....................     15,000           737,813
 a   Novellus Systems Inc. ...............................     18,400         2,254,575
 a   PC-Tel Inc. .........................................     20,300         1,065,750
 a   Perceptron Inc. .....................................     85,000           340,000
 a   Photronics Inc. .....................................      8,400           240,450

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                   SHARES/
                                                                   RIGHTS          VALUE
---------------------------------------------------------------------------------------------
     COMMON STOCKS AND RIGHTS (CONT.)
     ELECTRONIC TECHNOLOGY (CONT.)
 a   PMC-Sierra Inc. (Canada) ................................     81,000      $ 12,985,313
 a   Proxim Inc. .............................................      6,600           726,000
 a   QuickLogic Corp. ........................................      5,100            84,150
 a   RSA Security Inc. .......................................    125,700         9,741,750
 a   Rudolph Technologies Inc. ...............................      3,700           123,950
 a   Sanmina Corp. ...........................................     16,800         1,677,900
 a   Semtech Corp. ...........................................     15,800           823,575
 a   Silicon Image Inc. ......................................        800            56,050
 a   SIPEX Corp. .............................................     27,000           663,188
 a   Synopsys Inc. ...........................................     62,600         4,178,550
 a   Tekelec .................................................     96,100         2,162,250
 a   Triquint Semiconductor Inc. .............................      4,300           478,375
 a   Varian Semiconductor Equipment Associates Inc. ..........      4,000           136,000
 a   Veeco Instruments Inc. ..................................     13,200           617,925
 a   Visual Networks Inc. ....................................     10,000           792,500
 a   Vixel Corp. .............................................      3,100            52,894
 a   Waters Corp. ............................................     63,000         3,339,000
 a   Western Digital Corp. ...................................     60,000           251,250
 a   Xicor Inc. ..............................................      1,000            13,688
                                                                               ------------
                                                                                111,996,864
                                                                               ------------
     ENERGY MINERALS 2.1%
 a   Barrett Resources Corp. .................................     83,900         2,469,806
 a   Basin Exploration Inc. ..................................     24,300           428,288
 a   Chesapeake Energy Corp. .................................     88,200           209,475
 a   Denbury Resources Inc. ..................................     85,800           370,013
 a   Forest Oil Corp. ........................................     43,800           577,613
 a   Newfield Exploration Co. ................................    100,000         2,675,000
 a   Pennaco Energy Inc. .....................................     83,400           667,200
     Range Resources Corp. ...................................    167,500           533,906
 a   Santa Fe Snyder Corp. ...................................     57,110           456,880
 a   Titan Exploration Inc. ..................................    121,000           657,938
 a   Tom Brown Inc. ..........................................     87,500         1,170,313
                                                                               ------------
                                                                                 10,216,432
                                                                               ------------
     FINANCE 5.4%
 a   Affiliated Managers Group Inc. ..........................     44,700         1,807,556
     Allied Capital Corp. ....................................     85,300         1,562,056
     Bank United Corp., A ....................................     50,000         1,362,500
 a   Catellus Development Corp. ..............................     27,000           345,938
     Commerce Bancorp Inc. ...................................     20,000           808,750
 a   DLJdirect ...............................................     32,300           438,069
     Duff & Phelps Credit Rating Co. .........................      3,600           320,175
     E.W. Blanch Holdings Inc. ...............................     27,100         1,659,875
 a   eSPEED Inc. .............................................      7,400           263,163
     Federated Investors Inc., B .............................    122,900         2,465,681
     Financial Security Assurance Holdings Ltd. ..............     63,000         3,283,875
     Freedom Securities Corp. ................................     26,300           295,875
 a   Golden State Bancorp Inc. ...............................    103,000         1,776,750
     HCC Insurance Holdings Inc. .............................     32,300           425,956
 a   Knight/Trimark Group Inc., A ............................     25,100         1,154,600
     Metris Cos. Inc. ........................................      4,400           157,025
     Mutual Risk Management Ltd. (Bermuda) ...................     45,200           759,925
     Radian Group Inc. .......................................     31,038         1,482,065
     Reinsurance Group of America Inc. .......................     59,600         1,653,900
 a   Risk Capital Holdings Inc. ..............................     68,800           868,600

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                   SHARES/
                                                                   RIGHTS          VALUE
---------------------------------------------------------------------------------------------
     COMMON STOCKS AND RIGHTS (CONT.)
     FINANCE (CONT.)
 a   Silicon Valley Bancshares ...............................     62,800      $  3,108,600
     Westamerica Bancorp. ....................................     22,300           623,006
                                                                               ------------
                                                                                 26,623,940
                                                                               ------------
 a   HEALTH SERVICES 1.1%
     American Dental Partners Inc. ...........................     20,300           142,100
     Beverly Enterprises Inc. ................................    136,900           598,938
     eBenX Inc. ..............................................      2,500           113,125
     PAREXEL International Corp. .............................     65,000           767,813
     Pharmaceutical Product Development Inc. .................     85,000         1,009,375
     Renal Care Group Inc. ...................................     94,650         2,212,444
     SciQuest.com Inc. .......................................      6,600           524,700
     Total Renal Care Holdings Inc. ..........................      2,900            19,394
                                                                               ------------
                                                                                  5,387,889
                                                                               ------------
 a   HEALTH TECHNOLOGY .7%
     Alexion Pharmaceuticals Inc. ............................     17,000           512,125
     Heska Corp. .............................................     39,300            88,425
     ImClone Systems Inc. ....................................      5,400           213,975
     Inhale Therapeutic Systems Inc. .........................     42,300         1,800,394
     Serologicals Corp. ......................................    138,750           832,500
     SkyePharma PLC, ADR (United Kingdom) ....................     24,391           179,892
     SkyePharma PLC, rts., 3/31/00 (United Kingdom) ..........     83,600                --
     Wesley Jessen Visioncare Inc. ...........................      2,000            75,750
                                                                               ------------
                                                                                  3,703,061
                                                                               ------------
 a   INDUSTRIAL SERVICES 2.6%
     Atwood Oceanics Inc. ....................................      3,400           131,325
     Casella Waste Systems Inc., A ...........................     12,700           239,713
     Catalytica Inc. .........................................    118,733         1,610,316
     Core Laboratories NV ....................................     80,400         1,613,025
     Dycom Industries Inc. ...................................     11,500           506,719
     Grey Wolf Inc. ..........................................    215,300           618,988
     Marine Drilling Cos. Inc. ...............................     72,700         1,631,206
     Plug Power Inc. .........................................      5,500           155,375
     Rowan Cos. Inc. .........................................     50,000         1,084,375
     Tuboscope Inc. ..........................................    121,300         1,925,638
     US Liquids Inc. .........................................     51,000           427,125
     Varco International Inc. ................................    270,800         2,758,775
                                                                               ------------
                                                                                 12,702,580
                                                                               ------------
     NON-ENERGY MINERALS .2%
     Carpenter Technology Corp. ..............................     36,300           995,981
                                                                               ------------
     PROCESS INDUSTRIES 2.0%
     ChemFirst Inc. ..........................................     85,100         1,861,563
 a   CUNO Inc. ...............................................     29,000           600,391
     Optical Coating Laboratory Inc. .........................     24,600         7,281,600
 a   Symyx Technologies Inc. .................................      3,700           111,000
                                                                               ------------
                                                                                  9,854,554
                                                                               ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                   SHARES/
                                                                    RIGHTS         VALUE
---------------------------------------------------------------------------------------------
     COMMON STOCKS AND RIGHTS (CONT.)
     PRODUCER MANUFACTURING 2.5%
 a   Gentex Corp. .............................................    122,200     $  3,391,050
     Gibraltar Steel Corp. ....................................     50,000        1,168,750
     JLG Industries Inc. ......................................    115,800        1,845,563
 a   Polycom Inc. .............................................     48,500        3,088,844
 a   Power-One Inc. ...........................................      4,400          201,575
     Reliance Steel & Aluminum Co. ............................     13,500          316,406
     Roper Industries Inc. ....................................     57,400        2,170,438
 a   Tower Automotive Inc. ....................................      8,800          135,850
                                                                               ------------
                                                                                 12,318,476
                                                                               ------------
 a   RETAIL TRADE .4%
     1-800-FLOWERS.COM Inc. ...................................     57,700          616,669
     Beyond.com Corp. .........................................     26,300          205,469
     Liquid Audio Inc. ........................................     41,900        1,099,875
     MotherNature.com Inc. ....................................        400            2,925
     PlanetRx.com Inc. ........................................      3,800           55,100
                                                                               ------------
                                                                                  1,980,038
                                                                               ------------
     REAL ESTATE 2.3%
     Alexandria Real Estate Equities Inc. .....................     11,500          365,844
     Arden Realty Inc. ........................................     70,000        1,404,375
     Camden Property Trust ....................................     67,000        1,834,125
     CBL & Associates Properties Inc. .........................     10,800          222,750
     Colonial Properties Trust ................................     15,400          357,088
     Developers Diversified Realty Corp. ......................     47,200          607,700
     FelCor Lodging Trust Inc. ................................     50,000          875,000
     Glenborough Realty Trust Inc. ............................     51,700          691,488
     Health Care Property Investors Inc. ......................     31,000          740,125
     Innkeepers USA Trust .....................................     98,900          809,744
     MeriStar Hospitality Corp. ...............................    130,000        2,080,000
     SL Green Realty Corp. ....................................     31,900          693,825
     General Growth Properties Inc. ...........................     26,000          728,000
                                                                               ------------
                                                                                 11,410,064
                                                                               ------------
 a   TECHNOLOGY SERVICES 34.1%
     Accrue Software Inc. .....................................     20,000        1,082,500
     Active Software Inc. .....................................      4,300          395,600
     Affiliated Computer Services Inc., A .....................    130,300        5,993,800
     AGENCY.COM Inc. ..........................................      1,100           56,100
     Allaire Corp. ............................................      6,300          913,500
     Ardent Software Inc. .....................................     20,500          799,500
     Art Technology Group Inc. ................................      4,300          550,938
     Aspect Communications Corp. ..............................     61,200        2,394,450
     Backweb Technologies Ltd. ................................      1,100           46,338
     Bluestone Software Inc. ..................................      5,500          632,500
     Breakaway Solutions Inc. .................................      1,100           80,300
     Brightpoint Inc. .........................................     10,900          143,063
     Brio Technology Inc. .....................................     10,000          420,000
     BroadVision Inc. .........................................     73,400       12,482,588
     Check Point Software Technologies Ltd. (Israel) ..........     11,700        2,325,375
     Citrix Systems Inc. ......................................     37,800        4,649,400
     Complete Business Solutions Inc. .........................     84,600        2,125,575
     Concord Communications Inc. ..............................     30,000        1,331,250
     Cybersource Corp. ........................................     18,700          967,725
     Cysive Inc. ..............................................      1,600          115,300
     Data Return Corp. ........................................      2,200          117,700
     Deltek Systems Inc. ......................................      7,800          105,300
     Digex Inc. ...............................................      5,000          343,750

                                                                           FS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                            SHARES/
                                                            RIGHTS          VALUE
--------------------------------------------------------------------------------------
     COMMON STOCKS AND RIGHTS (CONT.)
 a   TECHNOLOGY SERVICES (CONT.)
     Digimarc Corp. ...................................        500      $     25,000
     Digital Insight Corp. ............................      1,900            69,113
     Documentum Inc. ..................................     28,000         1,676,500
     eGain Communications Corp. .......................      3,700           139,675
     El Sitio Inc. (Argentina) ........................      3,600           132,300
     Entrust Technologies Inc. ........................     55,200         3,308,550
     F5 Networks Inc. .................................      4,500           513,000
     H.T.E. Inc. ......................................     38,500           231,000
     High Speed Access Corp. ..........................      9,600           172,800
     HNC Software Inc. ................................     85,000         8,988,750
     i2 Technologies Inc. .............................     90,000        17,550,000
     Imanage Inc. .....................................      2,200            70,675
     Inet Technologies Inc. ...........................     14,800         1,034,150
     Integrated Systems Inc. ..........................     97,200         3,262,275
     Interactive Pictures Corp. .......................      7,400           172,513
     Internap Network Services Corp. ..................      2,600           449,800
     Intertrust Technologies Corp. ....................      1,800           211,725
     Interwoven Inc. ..................................      1,600           194,600
     Intuit Inc. ......................................     65,400         3,919,913
     ISS Group Inc. ...................................      8,000           569,000
     ITXC Corp. .......................................      8,600           289,175
     Keane Inc. .......................................     30,000           952,500
     Keynote Systems Inc. .............................      5,000           368,750
     Korea Thrunet Co. Ltd., A (South Korea) ..........      1,100            74,663
     Legato Systems Inc. ..............................     50,000         3,440,625
     Liberate Technologies Inc. .......................     19,300         4,960,100
     McAfee.com Corp. .................................      2,600           117,000
     Media Metrix Inc. ................................     16,200           579,150
     Metasolv Software Inc. ...........................      1,200            98,100
     Metron Technology NV .............................      2,700            43,369
     Micromuse Inc. ...................................     40,000         6,800,000
     MicroStrategy Inc. ...............................     13,000         2,730,000
     Mission Critical Software Inc. ...................     16,600         1,162,000
     N2H2 Inc. ........................................     26,300           618,050
     National Information Consortium Inc. .............     14,700           470,400
     Navisite Inc. ....................................      4,400           440,000
     NBC Internet Inc., A .............................     36,100         2,788,725
     Netiq Corp. ......................................      2,700           140,569
     OnDisplay Inc. ...................................      1,500           136,313
     OpenTV Corp., A ..................................      1,600           128,400
     Predictive Systems Inc. ..........................      2,000           131,000
     Proxicom Inc. ....................................     11,700         1,454,456
     Quintus Corp. ....................................      1,200            55,050
     Radware Ltd. .....................................      3,400           146,625
     Rare Medium Group Inc. ...........................     14,000           477,750
     Retek Inc. .......................................      4,700           353,675
     Sapient Corp. ....................................     51,600         7,272,375
     Serena Software Inc. .............................     22,200           686,813
     Software.com Inc. ................................      1,800           172,800
     SonicWALL Inc. ...................................      1,300            52,325
     SS&C Technologies Inc. ...........................      2,800            18,200
     StarMedia Network Inc. ...........................     23,500           941,469
     Sykes Enterprises Inc. ...........................      5,300           232,538
     Tanning Technology Corp. .........................    195,700        11,534,069
     TenFold Corp. ....................................      6,100           243,619
     Transaction Systems Architects Inc., A ...........     14,000           392,000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                          SHARES/
                                                                          RIGHTS          VALUE
---------------------------------------------------------------------------------------------------
     COMMON STOCKS AND RIGHTS (CONT.)
 a   TECHNOLOGY SERVICES (CONT.)
     Tumbleweed Communications Corp. ................................     24,100      $  2,042,475
     U.S. Interactive Inc. ..........................................     18,600           799,800
     Vantive Corp. ..................................................     43,400           785,269
     Verio Inc. .....................................................     92,000         4,249,250
     VERITAS Software Corp. .........................................     88,500        12,666,563
     Verity Inc. ....................................................     85,400         3,634,838
     Vignette Corp. .................................................     27,600         4,498,800
     Vitria Technology Inc. .........................................      2,600           608,400
     Whittman-Hart Inc. .............................................     55,500         2,976,188
     Wind River Systems Inc. ........................................    121,050         4,448,588
     Women.com Networks Inc. ........................................     27,300           389,025
     Xpedior Inc. ...................................................      3,100            89,125
                                                                                      ------------
                                                                                       168,454,865
                                                                                      ------------
 a   TELECOMMUNICATIONS 9.3%
     365 Corp. PLC (United Kingdom) .................................     13,100            53,033
     Airgate PCS Inc. ...............................................      2,400           126,600
     Alaska Communications Systems Holdings Inc. ....................     44,700           553,163
     AT&T Canada Inc., B (Canada) ...................................     14,600           587,650
     Clearnet Communications Inc., A (Canada) .......................     28,200           969,375
     DSL.net Inc. ...................................................     32,100           463,444
     GRIC Communications Inc. .......................................      3,300            83,738
     Ibasis Inc. ....................................................      4,800           138,000
     ICG Communications Inc. ........................................    126,000         2,362,500
     Illuminet Holdings Inc. ........................................      1,100            60,500
     Intermedia Communications Inc. .................................     36,900         1,432,181
     ITC Deltacom Inc. ..............................................     18,500           511,063
     MGC Communications Inc. ........................................     22,000         1,116,500
     Millicom International Cellular SA (Luxembourg) ................     40,100         2,501,238
     Pacific Gateway Exchange Inc. ..................................     54,300           926,494
     Pinnacle Holdings Inc. .........................................     91,400         3,873,075
     Primus Telecommunications Group Inc. ...........................    136,900         5,236,425
     Rhythms NetConnections Inc. ....................................      2,900            89,900
     Rural Cellular Corp., AN .......................................     78,900         7,140,450
     Time Warner Telecom Inc., A ....................................     11,000           549,313
     Triton PCS Inc., A .............................................      1,500            68,250
     VoiceStream Wireless Corp. .....................................     83,100        11,826,169
     Western Wireless Corp., A ......................................     83,100         5,546,890
                                                                                      ------------
                                                                                        46,215,951
                                                                                      ------------
     TRANSPORTATION 2.5%
     Air Express International Corp. ................................     50,000         1,615,625
 a   Atlantic Coast Airlines Holdings Inc. ..........................    121,000         2,873,750
     C.H. Robinson Worldwide Inc. ...................................     72,600         2,885,850
     Expeditors International of Washington Inc. ....................    109,600         4,801,850
 a   Mesaba Holdings Inc. ...........................................      9,000           102,938
                                                                                      ------------
                                                                                        12,280,013
                                                                                      ------------
     TOTAL COMMON STOCKS AND RIGHTS (COST $243,705,293)..............                  465,992,530
                                                                                      ------------
     CONVERTIBLE PREFERRED STOCKS .2%
     Bank United Corp., 8.00%, cvt. pfd. (COST $1,000,000) ..........     20,000           785,000
                                                                                      ------------
     TOTAL LONG TERM INVESTMENTS (COST $244,705,293).................                  466,777,530
                                                                                      ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                                     PRINCIPAL
                                                                                                      AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
 b   REPURCHASE AGREEMENT 5.1%
      Joint Repurchase Agreement, 2.583%, 1/03/00 (Maturity Value $25,407,535) (COST $25,402,067) $25,402,067     $ 25,402,067
      Banc of America Securities LLC
      Barclays Capital Inc.
      Bear, Stearns & Co. Inc.
      Chase Securities Inc.
      Donaldson, Lufkin & Jenrette Securities Corp.
      Dresdner Kleinwort Benson, North America LLC
      Paribas Corp.
      Warburg Dillon Read LLC
     Collateralized by U.S. Treasury Bills and Notes
     TOTAL INVESTMENTS (COST $270,107,360) 99.6%.................................................                  492,179,597
     OTHER ASSETS, LESS LIABILITIES .4% .........................................................                    2,039,265
                                                                                                                  ------------
     NET ASSETS 100.0% ..........................................................................                 $494,218,862
                                                                                                                  ============

A NON-INCOME PRODUCING.
B INVESTMENT IS THROUGH PARTICIPATION IN A JOINT ACCOUNT WITH OTHER FUNDS MANAGED BY THE INVESTMENT ADVISOR. AT DECEMBER 31, 1999, ALL REPURCHASE AGREEMENTS HAD BEEN ENTERED INTO ON THAT DATE.


                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


Assets:
 Investments in securities, at value (Cost $270,107,360).............................    $492,179,597
 Receivables:
  Investment securities sold ........................................................         786,759
  Capital shares sold ...............................................................       2,277,635
  Dividends and interest ............................................................         258,996
                                                                                         ------------
   Total assets .....................................................................     495,502,987
                                                                                         ------------
Liabilities:
 Payables:
  Investment securities purchased ...................................................         380,813
  Capital shares redeemed ...........................................................         593,752
  Affiliates ........................................................................         280,429
  Professional fees .................................................................           9,701
  Custodian fees ....................................................................             795
  Postage and mailing fees ..........................................................           6,180
 Other liabilities ..................................................................          12,455
                                                                                         ------------
   Total liabilities ................................................................       1,284,125
                                                                                         ------------
    Net assets, at value ............................................................    $494,218,862
                                                                                         ============
Net assets consist of:
 Accumulated net operating loss .....................................................    $       (103)
 Net unrealized appreciation ........................................................     222,072,237
 Accumulated net realized gain ......................................................      35,868,908
 Capital shares .....................................................................     236,277,820
                                                                                         ------------
    Net assets, at value ............................................................    $494,218,862
                                                                                         ============
CLASS 1:
 Net asset value per share ($488,062,459 /divided by/ 18,165,015 shares outstanding)     $      26.87
                                                                                         ============
CLASS 2:
 Net asset value per share ($6,156,403 /divided by/ 229,712 shares outstanding) .....    $      26.80
                                                                                         ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income:
 Dividends ...................................................    $  1,421,876
 Interest ....................................................         850,619
                                                                  ------------
  Total investment income ....................................       2,272,495
                                                                  ------------
Expenses:
 Management fees (Note 3) ....................................       2,375,111
 Distribution fees - Class 2 (Note 3) ........................           1,972
 Custodian fees ..............................................           3,187
 Reports to shareholders .....................................          26,331
 Professional fees ...........................................          18,046
 Trustees' fees and expenses .................................           2,590
 Other .......................................................           6,930
                                                                  ------------
  Total expenses .............................................       2,434,167
                                                                  ------------
   Net investment loss .......................................        (161,672)
                                                                  ------------
Realized and unrealized gain (loss):
 Net realized gain (loss) from:
  Investments ................................................      36,534,514
  Foreign currency transactions ..............................            (103)
                                                                  ------------
   Net realized gain .........................................      36,534,411
 Net unrealized appreciation on investments: .................     205,811,890
                                                                  ------------
Net realized and unrealized gain .............................     242,346,301
                                                                  ------------
Net increase in net assets resulting from operations .........    $242,184,629
                                                                  ============

                               See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                                            1999               1998
                                                                                      ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ....................................................    $    (161,672)     $   1,603,412
  Net realized gain (loss) from investments and foreign currency transactions .....       36,534,411           (229,426)
  Net unrealized appreciation (depreciation) on investments .......................      205,811,890         (8,381,265)
                                                                                       --------------------------------
    Net increase (decrease) in net assets resulting from operations ...............      242,184,629         (7,007,279)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ........................................................................       (1,492,353)          (201,399)
   Class 2 ........................................................................             (619)                --
  Net realized gains:
   Class 1 ........................................................................         (208,580)       (25,854,889)
   Class 2 ........................................................................              (53)                --
                                                                                       --------------------------------
 Total distributions to shareholders ..............................................       (1,701,605)       (26,056,288)
 Capital share transactions (Note 2):
   Class 1 ........................................................................      (66,396,634)        35,061,886
   Class 2 ........................................................................        4,672,614                 --
                                                                                       --------------------------------
 Total capital share transactions .................................................      (61,724,020)        35,061,886
   Net increase in net assets .....................................................      178,759,004          1,998,319
Net assets:
 Beginning of year ................................................................      315,459,858        313,461,539
                                                                                       --------------------------------
 End of year ......................................................................    $ 494,218,862      $ 315,459,858
                                                                                       ================================
Undistributed net investment income (accumulated net
 operating loss) included in net assets:
  End of year .....................................................................    $        (103)     $   1,532,535
                                                                                       ================================

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Small Cap Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 1999, over 90% of the Fund's shares were sold through one insurance company. The Fund seeks long-term capital appreciation.

Effective July 1, 1999, the name of the Trust, Franklin Valuemark Funds, changed to Franklin Templeton Variable Insurance Products Trust. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)


D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

Effective January 6, 1999, the Fund offered two classes of shares: Class 1 and Class 2. Outstanding shares before that date were designated Class 1 shares. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                      YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------------
                                                               1999                              1998
                                                --------------------------------------------------------------------
                                                     SHARES            AMOUNT           SHARES           AMOUNT
CLASS 1 SHARES:                                 --------------------------------------------------------------------
Shares sold ...................................      5,623,402    $   95,075,835       10,354,452    $  146,238,628
Shares issued in reinvestment of distributions         106,977         1,700,933        1,866,496        26,056,288
Shares redeemed ...............................    (10,564,693)     (163,173,402)     (10,047,779)     (137,233,030)
                                                   ----------------------------------------------------------------
Net increase (decrease) .......................     (4,834,314)   $  (66,396,634)       2,173,169    $   35,061,886
                                                   ================================================================

                                                       PERIOD ENDED
                                                       DECEMBER 31,
                                                ---------------------------
                                                           1999(1)
                                                ---------------------------
                                                   SHARES        AMOUNT
CLASS 2 SHARES:                                 ---------------------------
Shares sold ...................................   237,253     $ 4,844,539
Shares issued in reinvestment of distributions         42             673
Shares redeemed ...............................    (7,583)       (172,598)
                                                -------------------------
Net increase ..................................   229,712     $ 4,672,614
                                                =========================

(1)For the period January 6, 1999 (effective date) to December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

    ENTITY                                                         AFFILIATION
    -------------------------------------------------------------------------------------
    Franklin Templeton Services, Inc. (FT Services)                Administrative manager
    Franklin Advisers, Inc. (Advisers)                             Investment manager
    Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
    Franklin/Templeton Investor Services, Inc. (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

ANNUALIZED
FEE RATE    DAILY NET ASSETS
----------- --------------------------------------------------
   .75%     First $500 million
  .625%     Over $500 million, up to and including $1 billion
   .50%     Over $1 billion

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares. Effective July 1, 1999, the rate changed from .30% to .25%.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 1999, the Fund had deferred currency losses occurring subsequent to October 31, 1999 of $103. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $270,173,246 was as follows:

  Unrealized appreciation .............  $ 260,048,654
  Unrealized depreciation .............    (38,042,303)
                                         -------------
  Net unrealized appreciation .........  $ 222,006,351
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $122,071,236 and $192,579,951 respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND
Notes to Financial Statements (continued)

6. LENDING OF PORTFOLIO SECURITIES

The Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $172,296 for the year ended December 31, 1999. At December 31, 1999, there were no securities on loan.

7. CREDIT FACILITY

Certain Franklin Templeton Funds, including Franklin Small Cap Fund, are participants in a $750 million senior unsecured credit agreement for temporary or emergency purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

8. SUBSEQUENT EVENT

On February 8, 2000, Templeton Variable Products Series Fund (TVP) shareholders approved a proposal to merge TVP Small Cap Investments Fund into the Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small Cap Fund (the
Fund), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/PRICEWATERHOUSECOOPERS LLP


San Francisco, California
February 2, 2000, except for Note 8, as to which the date is February 8, 2000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN SMALL CAP FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $16,776,954 as income capital gain dividends for the fiscal year ended December 31, 1999.


Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 26.48% ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.

                                            FRANKLIN VALUE SECURITIES FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL: FRANKLIN VALUE SECURITIES FUND SEEKS LONG-TERM TOTAL RETURN. THE PORTFOLIO INVESTS PRIMARILY IN EQUITY SECURITIES OF COMPANIES, INCLUDING SMALL CAPITALIZATION COMPANIES, WHICH IN THE PORTFOLIO MANAGER'S OPINION, ARE SELLING SUBSTANTIALLY BELOW THE UNDERLYING VALUE OF THEIR ASSETS OR PRIVATE MARKET VALUE. SUCH COMPANIES MAY INCLUDE TAKEOVER CANDIDATES, TURNAROUND AND COMPANIES EMERGING FROM BANKRUPTCY. THE PORTFOLIO MAY ALSO INVEST A SMALL PORTION IN FOREIGN SECURITIES.
--------------------------------------------------------------------------------
Franklin Value Securities Fund seeks to profit by buying securities the managers believe are undervalued in the market. These potential bargains present themselves in various forms. Many sell at low prices relative to earnings, book value or cash flow, while others may have understated assets such as land or intangibles, patents and distribution networks, and some may have significant tax loss carry forwards. We also search for "fallen angels" -- former growth companies suffering short-term setbacks and sharp price declines, but which we believe still have significant long-term potential. Value securities have one characteristic in common -- they are generally out of favor with Wall Street. In many instances, the company's recent earnings results missed analysts' estimates, and sometimes they are just too small to reach analysts' radar screens. However, if we believe their balance sheets are strong and their managements honest and effective, we are willing to wait for these bargains to flourish.

During the period under review, the domestic economy remained strong, as unemployment continued at a 29-year low, inflation remained in check and the Federal Reserve Board raised interest rates three times during the period, increasing the federal funds target rate to 5.50%. The major U.S. stock market news during the reporting period was the unabated flow of capital into equity securities -- mostly Internet, Internet-related and larger-capitalization brand name stocks -- while many nervous investors headed for the security of cash pending the outcome of the millennium bug.

[This chart shows the top 10 holdings and their respective industry based on the percentage of total net assets on 12/31/99 for Franklin Value Securities Fund.]

TOP 10 HOLDINGS
Franklin Value Securities Fund
12/31/99

   COMPANY                       % OF TOTAL
   INDUSTRY                      NET ASSETS
-------------------------------------------
   JLG Industries Inc.               4.3%
   PRODUCER MANUFACTURING

   The Timberland Co.                4.2%
   CONSUMER NON-DURABLES

   Presidential Life Corp.           3.1%
   FINANCE

   Robert Half International         3.0%
   Inc.
   COMMERCIAL SERVICES

   Tidewater Inc.                    2.7%
   TRANSPORTATION

   Lancaster Colony Corp.            2.6%
   PROCESS INDUSTRIES

   Rowan Cos. Inc.                   2.6%
   INDUSTRIAL SERVICES

   Professionals Group Inc.          2.6%
   FINANCE

   ENSCO International Inc.          2.4%
   INDUSTRIAL SERVICES

   Wolverine World Wide Inc.         2.2%
   CONSUMER NON-DURABLES

For a complete list of portfolio holdings, please see the fund's Statement of Investments.

These are trying times for value investors as evidenced by the Wilshire Target Small Value Index and the Russell 2000 Value Index, the portfolio's benchmark, which declined 12.32% and 1.49%, respectively for the year. The 1998 divergence between growth and value continued during 1999. A handful of large-cap stocks drove the Standard & Poor's/registered trademark/ 500 (S&P 500/registered trademark/) Index to new highs for the year ended December 31, 1999, up 21.0% over 1998, while the Nasdaq, led by Internet and technology stocks, also achieved all-time highs -- ending the year up 85.9% over the previous year. We are disappointed that the turnaround in small-cap value stocks witnessed during the May-to-July period fizzled during the third quarter. Yet, we believe that the market at some point will again discover these compelling bargains.

During the year under review, we reduced the number of positions held in the portfolio and redirected those assets into larger, more liquid names. We sold many holdings that were too small to have an impact on the portfolio and several where we felt the reasons for owning them had changed. We found what we believed to be exceptional values in the depressed financial sector including such fundamentally sound companies as Manulife Financial Corp., a $6 billion life and health insurer selling at only 1.4 times tangible book value, and Washington Mutual Inc., a $15 billion diversified financial services provider that has raised its dividend every quarter since 1995 and every year since 1990. We also added to an existing classic value position in the consumer-durables sector, D.R. Horton, Inc., a homebuilder with operations in 24 states. The company has registered 84 consecutive quarters of earnings growth year over year, increased annual sales growth over the last six years by an average of 67% and produced earnings-per-share growth of 44% for the same period, and traded at only 1.1 times book value and about 5 times 2000 estimated earnings at the end of the period.

Although value investing was clearly out of favor during the reporting period, we feel there were a number of signs that strategic buyers or market investors recognized a number of our bargain holdings. Five of our portfolio holdings benefited from announcements of corporate takeovers, all at premiums. Also, the portfolio's oil drilling and oil services holdings continued to perform well as oil prices resumed their climb during the second half of the fund's fiscal year.

We continue to stay the course and follow our value investment philosophy. Patience is an essential ingredient for success in value investing and we remain confident that our approach has the potential to serve our shareholders well over the long term.

Sincerely,

/s/ WILLIAM J. LIPPMAN

William J. Lippman
President
Franklin Value Securities Fund

FRANKLIN VALUE
SECURITIES FUND
-- CLASS 2

   EXPENSES: Performance reflects the fund's Class 2 operating expenses, but does NOT include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (5/1/98 -- 12/31/99)

THE GRAPH BELOW COMPARES THE PERFORMANCE OF FRANKLIN VALUE SECURITIES FUND - CLASS 2, THE WILSHIRE TARGET SMALL COMPANY VALUE INDEX AND THE RUSSELL 2000 VALUE INDEX, INCLUDING REINVESTED DIVIDENDS. THE FUND'S TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD SHOWN AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. WE ARE REPLACING THE WILSHIRE TARGET SMALL COMPANY VALUE INDEX WITH THE RUSSELL 2000 VALUE INDEX. AS OF MARCH 31, 1998, THE SPONSORS OF THE WILSHIRE TARGET SMALL COMPANY VALUE INDEX HAVE DECIDED NOT TO PUBLISH THE HOLDINGS THAT COMPRISE THE INDEX, WHICH WOULD MAKE IT DIFFICULT TO DETERMINE WHETHER IT IS AN APPROPRIATE COMPARISON FOR THE FUND'S PERFORMANCE. WE BELIEVE THE RUSSELL 2000 VALUE INDEX IS AN APPROPRIATE BENCHMARK BECAUSE MANY OF THE HOLDINGS THAT COMPRISE THE INDEX ARE EITHER HELD BY THE FUND OR ARE SIMILAR TO THE FUND'S HOLDINGS. THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES, AND INFORMATION REGARDING THE INDEX IS READILY AVAILABLE. THE FUND'S PERFORMANCE DIFFERS FROM AN INDEX'S BECAUSE AN INDEX IS NOT MANAGED, DOES NOT CONTAIN CASH (THE FUND GENERALLY CARRIES A CERTAIN PERCENTAGE OF CASH AT ANY GIVEN TIME), AND INCLUDES NO SALES CHARGES OR MANAGEMENT EXPENSES. OF COURSE, ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO. INDEX SOURCE IS STANDARD & POOR'S MICROPAL.

[The graph below compares the performance of Franklin Value Securities Fund - Class 2*, as measured by the value of a $10,000 investment, the Wilshire Target Small Company Value Index and the Russell 2000 Value Index, including reinvested dividends.]



                    Franklin Value Securities      Wilshire Target Smaller     Russell 2000
                         Fund - Class 2             Companies Value Index      Value Index
                  ---------------------------------------------------------------------------
       05/01/1998          $10,000                       $10,000                     $10,000
       05/31/1998           $9,760                        $9,730                      $9,646
       06/30/1998           $9,140                        $9,564                      $9,592
       07/31/1998           $8,240                        $8,867                      $8,841
       08/31/1998           $6,970                        $7,810                      $7,456
       09/30/1998           $7,240                        $8,041                      $7,878
       10/31/1998           $7,670                        $8,333                      $8,112
       11/30/1998           $7,690                        $8,573                      $8,332
       12/31/1998           $7,790                        $8,825                      $8,593
       01/31/1999           $7,650                        $8,404                      $8,398
       02/28/1999           $7,009                        $7,922                      $7,824
       03/31/1999           $7,150                        $7,773                      $7,760
       04/30/1999           $7,900                        $8,409                      $8,469
       05/31/1999           $8,149                        $8,642                      $8,729
       06/30/1999           $8,629                        $8,792                      $9,045
       07/31/1999           $8,409                        $8,699                      $8,830
       08/31/1999           $8,099                        $8,362                      $8,507
       09/30/1999           $7,547                        $7,990                      $8,337
       10/31/1999           $7,557                        $7,747                      $8,170
       11/30/1999           $7,627                        $7,751                      $8,213
       12/31/1999           $7,899                        $7,738                      $8,465



              Past performance does not guarantee future results.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Franklin Value Securities Fund
Periods ended 12/31/99
                                                       SINCE
                                                   INCEPTION
                                       1-YEAR      (5/1/98)
                                 -------------- --------------
 Cumulative Total Return*               1.39%      -21.01%
 Average Annual Total Return*           1.39%      -13.16%
 Value of $10,000 Investment*      $   10,139     $  7,899

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


FRANKLIN VALUE
SECURITIES FUND
CLASS 2

     Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. There are special risks involved with seeking long-term capital growth from small or relatively new or unseasoned companies, which can have relatively small revenues, limited product lines and small market share.

               Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN VALUE SECURITIES FUND
Financial Highlights


                                                                     CLASS 1
                                                          -----------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                          -----------------------------
                                                             1999(1)         1998(2)
                                                          -----------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ....................     $ 7.79        $  10.00
                                                            ----------------------
Income from investment operations:
 Net investment income ................................        .05             .02
 Net realized and unrealized gains (losses) ...........        .08           (2.23)
                                                            ----------------------
Total from investment operations ......................        .13           (2.21)
                                                            ----------------------
Less distributions from net investment income .........       (.02)             --
                                                            ----------------------
Net asset value, end of year ..........................     $ 7.90        $   7.79
                                                            ======================
Total return* .........................................      1.65%          (22.10)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................    $11,320        $  9,013
Ratios to average net assets:
  Expenses ............................................       .81%            .83%**
  Net investment income ...............................       .65%            .95%**
Portfolio turnover rate ...............................     61.23%          22.79%

*TOTAL RETURN DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS FOR WHICH THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
**ANNUALIZED.
(1)BASED ON AVERAGE SHARES OUTSTANDING.
(2)FOR THE PERIOD MAY 1, 1998 (EFFECTIVE DATE) TO DECEMBER 31, 1998.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN VALUE SECURITIES FUND
Financial Highlights (continued)

                                                                 CLASS 2
                                                          ---------------------
                                                               PERIOD ENDED
                                                          DECEMBER 31, 1999(1,2)
                                                          ---------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ..................         $  7.97
                                                                -------
Income from investment operations:
  Net investment income ...............................             .05
  Net realized and unrealized losses ..................            (.12)
                                                                -------
Total from investment operations ......................            (.07)
                                                                -------
Less distributions from net investment income .........            (.02)
                                                                -------
Net asset value, end of period ........................         $  7.88
                                                                =======
Total return* .........................................            (.90)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................         $ 1,263
Ratios to average net assets:
  Expenses ............................................           1.06%**
  Net investment income ...............................            .62%**
Portfolio turnover rate ...............................          61.23%

*TOTAL RETURN DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS FOR WHICH THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
**ANNUALIZED.
(1)BASED ON AVERAGE SHARES OUTSTANDING.
(2)FOR THE PERIOD JANUARY 6, 1999 (EFFECTIVE DATE) TO DECEMBER 31, 1999.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN VALUE SECURITIES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                   SHARES/
                                                                   RIGHTS         VALUE
-------------------------------------------------------------------------------------------
      COMMON STOCKS AND RIGHTS 96.2%
  a   COMMERCIAL SERVICES 3.0%
      Robert Half International Inc. ..........................    13,000     $   371,313
                                                                              -----------
      CONSUMER DURABLES 2.5%
      D.R. Horton Inc. ........................................    13,200         182,325
      Engle Homes Inc. ........................................     6,000          72,000
      Flexsteel Industries Inc. ...............................     2,300          30,763
      M/I Schottenstein Homes Inc. ............................     2,300          35,794
                                                                              -----------
                                                                                  320,882
                                                                              -----------
      CONSUMER NON-DURABLES 10.9%
      Block Drug Co. Inc., A ..................................     6,077         188,387
      DIMON Inc. ..............................................    15,000          48,750
      Standard Commercial Corp. ...............................    24,000          85,500
  a   The Timberland Co., A ...................................    10,000         528,750
  a   Tropical Sportswear International Corp. .................    15,000         241,875
      Wolverine World Wide Inc. ...............................    25,000         273,438
                                                                              -----------
                                                                                1,366,700
                                                                              -----------
  a   CONSUMER SERVICES 1.4%
      Aztar Corp. .............................................    16,000         174,000
                                                                              -----------
      ELECTRONIC TECHNOLOGY 2.7%
      B.F. Goodrich Co. .......................................     7,000         192,500
  a   ESCO Electronics Corp. ..................................       600           6,975
  a   SPACEHAB Inc. ...........................................    13,500          72,563
      United Technologies Corp. ...............................     1,000          65,000
                                                                              -----------
                                                                                  337,038
                                                                              -----------
  a   ENERGY MINERALS .9%
      Nuevo Energy Co. ........................................     6,000         112,500
                                                                              -----------
      FINANCE 20.9%
  a   Acceptance Insurance Cos. Inc. ..........................     4,000          23,250
      Allstate Corp. ..........................................    10,000         240,000
      American National Insurance Co. .........................     3,000         191,250
  a   American Safety Insurance Group Ltd. ....................     9,000          59,063
      Harleysville Group Inc. .................................    12,500         178,125
      Household International Inc. ............................     4,500         167,625
  a   Manulife Financial Corp. (Canada) .......................    12,000         152,250
  a   PBOC Holdings Inc. ......................................    16,000         151,000
      Penn-America Group Inc. .................................     9,500          73,625
      The PMI Group Inc. ......................................     4,700         229,419
      Presidential Life Corp. .................................    21,000         385,875
  a   Professionals Group Inc. ................................    13,750         322,266
      Reinsurance Group of America Inc. .......................     4,000         111,000
  a   StanCorp Financial Group Inc. ...........................     9,000         226,688
      Washington Mutual Inc. ..................................     5,000         130,000
                                                                              -----------
                                                                                2,641,436
                                                                              -----------
      HEALTH TECHNOLOGY 1.5%
  a   SkyePharma PLC, rts., 3/31/00 (United Kingdom) ..........     4,900              --
      West Pharmaceutical Services Inc.  ......................     6,000         185,625
                                                                              -----------
                                                                                  185,625
                                                                              -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN VALUE SECURITIES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                           SHARES/
                                                           RIGHTS         VALUE
-----------------------------------------------------------------------------------
      COMMON STOCKS AND RIGHTS (CONT.)
      INDUSTRIAL SERVICES 9.8%
  a   Atwood Oceanics Inc. ............................     6,800     $   262,650
      ENSCO International Inc. ........................    13,000         297,375
  a   Perini Corp. ....................................     2,400           9,300
  a   R&B Falcon Corp. ................................    14,500         192,125
  a   Rowan Cos. Inc. .................................    15,000         325,313
      Santa Fe International Corp. ....................     5,500         142,313
                                                                      -----------
                                                                        1,229,076
                                                                      -----------
      NON-ENERGY MINERALS 2.5%
  a   Lone Star Technologies Inc. .....................     8,000         223,000
      LTV Corp. .......................................    23,600          97,350
                                                                      -----------
                                                                          320,350
                                                                      -----------
      PROCESS INDUSTRIES 6.7%
      Lancaster Colony Corp. ..........................    10,000         331,250
      Myers Industries Inc. ...........................    12,800         201,600
      RPM Inc. ........................................    18,500         188,469
      Tuscarora Inc. ..................................    10,000         121,250
                                                                      -----------
                                                                          842,569
                                                                      -----------
      PRODUCER MANUFACTURING 18.0%
      Baldor Electric Co. .............................     8,200         148,625
  a   CIRCOR International Inc. .......................     5,250          54,141
      Commercial Intertech Corp. ......................       100           1,275
      Commonwealth Industries Inc. ....................     6,500          84,500
      Dana Corp. ......................................     8,000         239,500
      Diebold Inc. ....................................     2,700          63,450
      JLG Industries Inc. .............................    34,000         541,875
      Kaydon Corp. ....................................     5,300         142,106
      Patrick Industries Inc. .........................     2,200          20,350
      Superior Industries International Inc. ..........     6,600         176,963
      Teleflex Inc. ...................................     5,500         172,219
      Timken Co. ......................................    13,000         265,688
  a   Tower Automotive Inc. ...........................    11,500         177,531
      Watts Industries Inc., A ........................    12,500         184,375
                                                                      -----------
                                                                        2,272,598
                                                                      -----------
      RETAIL TRADE 2.9%
      Family Dollar Stores Inc. .......................     5,000          81,563
      Rite Aid Corp. ..................................    15,000         167,813
      Schultz Sav-O Stores Inc. .......................     3,800          48,450
      The TJX Companies Inc. ..........................     3,000          61,305
                                                                      -----------
                                                                          359,131
                                                                      -----------
      TECHNOLOGY SERVICES 2.7%
      Reynolds & Reynolds Co., A ......................    11,000         247,500
  a   Ultrak Inc. .....................................    11,400          88,350
                                                                      -----------
                                                                          335,850
                                                                      -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN VALUE SECURITIES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                          SHARES/
                                                                                           RIGHTS            VALUE
----------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND RIGHTS (CONT.)
      TRANSPORTATION 9.8%
      Air Express International Corp. .............................................          7,000       $   226,188
  a   Atlantic Coast Airlines Holdings Inc. .......................................          8,600           204,250
      Canadian National Railway Co. (Canada) ......................................          6,000           157,875
  a   Fritz Cos. Inc. .............................................................          4,500            47,250
      Kenan Transport Co. .........................................................          4,300           136,256
  a   Midwest Express Holdings ....................................................          4,000           127,500
      Tidewater Inc. ..............................................................          9,300           334,800
                                                                                                         -----------
                                                                                                           1,234,119
                                                                                                         -----------
      TOTAL LONG TERM INVESTMENTS (COST $12,108,952)                                                      12,103,187
                                                                                                         -----------
                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                        ---------
      SHORT TERM INVESTMENTS 3.3%
  b   Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $416,420)      $ 416,420           416,420
                                                                                                         -----------
      TOTAL INVESTMENTS (COST $12,525,372) 99.5%...................................                       12,519,607
      OTHER ASSETS, LESS LIABILITIES .5% ..........................................                           63,755
                                                                                                         -----------
      NET ASSETS 100.0% ...........................................................                      $12,583,362
                                                                                                         ===========

A NON-INCOME PRODUCING.
B THE FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO IS MANAGED BY FRANKLIN ADVISORS, INC.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN VALUE SECURITIES FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
 Investments in securities, at value (Cost $12,525,372)............................    $12,519,607
 Receivables:
  Capital shares sold .............................................................        118,161
  Dividends and interest ..........................................................         15,319
                                                                                       -----------
   Total assets ...................................................................     12,653,087
                                                                                       -----------
Liabilities:
 Payables:
  Investment securities purchased .................................................         55,855
  Capital shares redeemed .........................................................             17
  Affiliates ......................................................................          8,010
  Professional fees ...............................................................          5,174
  Custodian fees ..................................................................             27
  Postage and mailing fees ........................................................            270
 Other liabilities ................................................................            372
                                                                                       -----------
   Total liabilities ..............................................................         69,725
                                                                                       -----------
    Net assets, at value ..........................................................    $12,583,362
                                                                                       ===========
Net assets consist of:
 Undistributed net investment income ..............................................    $    67,960
 Net unrealized depreciation ......................................................         (5,765)
 Accumulated net realized loss ....................................................       (607,950)
 Capital shares ...................................................................     13,129,117
                                                                                       -----------
    Net assets, at value ..........................................................    $12,583,362
                                                                                       ===========
CLASS 1:
 Net asset value per share ($11,320,426 /divided by/ 1,432,771 shares outstanding)     $      7.90
                                                                                       ===========
CLASS 2:
 Net asset value per share ($1,262,936 /divided by/ 160,310 shares outstanding)...     $      7.88
                                                                                       ===========

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN VALUE SECURITIES FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999


Investment Income:
 (net of foreign taxes of $152)
 Dividends ...................................................    $  126,152
 Interest ....................................................        27,280
                                                                  ----------
   Total investment income ...................................       153,432
                                                                  ----------
Expenses:
 Management fees (Note 3) ....................................        62,295
 Administrative fees (Note 3) ................................        15,666
 Distribution fees - Class 2 (Note 3) ........................           573
 Custodian fees ..............................................           103
 Reports to shareholders .....................................           895
 Professional fees ...........................................         5,453
 Trustees' fees and expenses .................................            86
 Other .......................................................           336
                                                                  ----------
   Total expenses ............................................        85,407
                                                                  ----------
    Net investment income ....................................        68,025
                                                                  ----------
Realized and unrealized gain (loss):
 Net realized loss from investments ..........................      (517,910)
 Net unrealized appreciation on investments ..................       396,623
                                                                  ----------
Net realized and unrealized loss .............................      (121,287)
                                                                  ----------
Net decrease in net assets resulting from operations .........    $  (53,262)
                                                                  ==========

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN VALUE SECURITIES FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                              1999             1998(1)
                                                                        --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................     $    68,025       $   28,176
  Net realized loss from investments ................................        (517,910)         (90,040)
  Net unrealized appreciation (depreciation) on investments .........         396,623         (402,388)
                                                                          ----------------------------
   Net decrease in net assets resulting from operations .............         (53,262)        (464,252)

Distributions to shareholders from:
 Net investment income:
  Class 1 ...........................................................         (28,103)              --
  Class 2 ...........................................................            (138)              --
                                                                          ----------------------------
Total distributions to shareholders .................................         (28,241)              --

Capital share transactions (Note 2):
  Class 1 ...........................................................       2,419,613        9,477,723
  Class 2 ...........................................................       1,231,781               --
                                                                          ----------------------------
Total capital share transactions ....................................       3,651,394        9,477,723

   Net increase in net assets .......................................       3,569,891        9,013,471
Net assets:
 Beginning of year ..................................................       9,013,471               --
                                                                          ----------------------------
 End of year ........................................................     $12,583,362       $9,013,471
                                                                          ============================
Undistributed net investment income included in net assets:
 End of year ........................................................     $    67,960       $   28,176
                                                                          ============================

(1)FOR THE PERIOD MAY 1, 1998 (EFFECTIVE DATE) TO DECEMBER 31, 1998.

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN VALUE SECURITIES FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Values Securities Fund (the Fund) is a separate, non-diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 1999, over 90% of the Fund's shares were sold through one insurance company. The Fund seeks long-term total return.

Effective July 1, 1999, the name of the Trust, Franklin Valuemark Funds, changed to Franklin Templeton Variable Insurance Products Trust. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each funds to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN VALUE SECURITIES FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

Effective January 6, 1999, the Fund offered two classes of shares: Class 1 and Class 2. Outstanding shares before that date were designated Class 1 shares. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                   YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------
                                                             1999                           1998(1)
                                                ------------------------------- -----------------------------
                                                     SHARES          AMOUNT         SHARES         AMOUNT
CLASS 1 SHARES:                                 -------------------------------------------------------------
Shares sold ...................................     1,587,252    $  12,476,029    1,367,931    $ 11,279,710
Shares issued in reinvestment of distributions          3,306           28,103           --              --
Shares redeemed ...............................    (1,314,579)     (10,084,519)    (211,139)     (1,801,987)
                                                   --------------------------------------------------------
Net increase ..................................       275,979    $   2,419,613    1,156,792    $  9,477,723
                                                   ========================================================

                                                       PERIOD ENDED
                                                       DECEMBER 31,
                                                ---------------------------
                                                           1999(2)
                                                ---------------------------
                                                   SHARES        AMOUNT
CLASS 2 SHARES:                                 ---------------------------
Shares sold ...................................    195,613    $ 1,501,629
Shares issued in reinvestment of distributions          16            138
Shares redeemed ...............................    (35,319)      (269,986)
                                                  -----------------------
Net increase ..................................    160,310    $ 1,231,781
                                                  =======================

(1)For the period May 1, 1998 (effective date) to December 31, 1998.
(2)For the period January 6, 1999 (effective date) to December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN VALUE SECURITIES FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

    ENTITY                                                         AFFILIATION
    -------------------------------------------------------------------------------------
    Franklin Templeton Services, Inc. (FT Services)                Administrative manager
    Franklin Advisory Services, LLC (Advisory Services)            Investment manager
    Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
    Franklin/Templeton Investor Services, Inc. (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

ANNUALIZED
FEE RATE    DAILY NET ASSETS
----------------------------------------------------------------
  .60%      First $200 million
  .50%      Over $200 million, up to and including $1.3 billion
  .40%      Over $1.3 billion

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund pays administrative fees to FT Services based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE    DAILY NET ASSETS
----------------------------------------------------------------
   .15%     First $200 million
  .135%     Over $200 million, up to and including $700 million
   .10%     Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares. Effective July 1, 1999, the rate changed from .30% to .25%.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 1999, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

  Capital loss carryover expiring in:
   2006 .............................  $  64,007
   2007 .............................    382,947
                                       ---------
                                       $ 446,954
                                       =========

At December 31, 1999, the Fund had deferred capital losses of $27,329 occurring subsequent to October 31, 1999. For tax purposes such losses will be reflected in the year ending December 31, 2000.

Net realized capital gains and losses differ for financial statements and tax purposes primarily due to differing treatments of wash sales.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN VALUE SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

At December 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $12,659,039 was as follows:


  Unrealized appreciation .............  $  1,443,892
  Unrealized depreciation .............    (1,583,324)
                                         ------------
  Net unrealized depreciation .........  $   (139,432)
                                         ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $10,341,416 and $6,082,421, respectively.

6. CREDIT FACILITY

Certain Franklin Templeton Funds, including Franklin Value Securities Fund, are participants in a $750 million senior unsecured credit agreement for temporary or emergency purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN VALUE SECURITIES FUND
INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Value Securities Fund (the Fund), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period May 1, 1998 (effective date) through December 31, 1998 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP


San Francisco, California
February 2, 2000

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
FRANKLIN VALUE SECURITIES FUND

Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.

                                             MUTUAL SHARES SECURITIES FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL: MUTUAL SHARES SECURITIES FUND SEEKS CAPITAL APPRECIATION, WITH INCOME AS A SECONDARY GOAL. USING A VALUE-DRIVEN APPROACH, THE PORTFOLIO
INVESTS PRIMARILY IN U.S. EQUITY SECURITIES. INVESTMENTS INCLUDE SECURITIES OF SMALL CAPITALIZATION COMPANIES, UNDERVALUED STOCKS, REORGANIZING COMPANIES AND DISTRESSED COMPANIES. THE PORTFOLIO MAY ALSO INVEST IN FOREIGN SECURITIES.
--------------------------------------------------------------------------------
During the year under review, the U.S. economy experienced unusually strong growth in a low-inflation environment. Global economies generally followed suit, and stock markets around the world sprang back to life in a broad-based rally. In the process, the market became increasingly two-tiered. A select group of about 40 companies achieved over-the-top success, while the majority of publicly traded equities languished. Share prices for a majority of companies listed on the New York Stock Exchange actually declined in 1999, while a few hundred white-hot technology stocks pushed most of the indexes, especially the Nasdaq, to new highs.

We achieved our positive results by sticking to our longstanding value and special situation approach. Although many market participants were interested only in positive momentum (buying what's hot) and were unconcerned about valuation, we continued to conduct fundamental analysis and bought securities only when we saw substantial upside potential with relatively little risk. In our opinion, risk still matters.

Several stocks contributed significantly to the portfolio's strong performance. Telephone & Data Systems Inc., a wireless and wireline telephone company, almost tripled during the 12 months under review, mainly due to fast growth and the announced merger of one of its affiliates. In addition, one of the portfolio's largest holdings, Compagnie Financiere Richemont AG, a Swiss holding company primarily involved in luxury goods, increased 71% in price in 1999 as the market value of its strong brand names appreciated.

[This chart shows the top 10 holdings and their respective industry and country based on the percentage of total net assets on 12/31/99 for Mutual Shares Securities Fund.]

TOP 10 HOLDINGS
Mutual Shares Securities Fund
12/31/99

   COMPANY,                    % OF TOTAL
   INDUSTRY, COUNTRY           NET ASSETS
---------------------------- ------------
   Telephone and Data              3.2%
   Systems Inc.
   TELECOMMUNICATIONS,
   U.S.

   MediaOne Group Inc.             2.4%
   BROADCASTING &
   PUBLISHING, U.S.

   Investor AB, A                  2.1%
   MULTI-INDUSTRY, SWEDEN

   Investor AB, B                  2.0%
   MULTI-INDUSTRY, SWEDEN

   General Motors Corp.            1.6%
   AUTOMOBILES, U.S.

   Bear Stearns Co. Inc.           1.6%
   FINANCIAL SERVICES, U.S.

   Delphi Automotive               1.5%
   Systems Corp.
   AUTOMOBILES, U.S.

   Washington Post Co.             1.5%
   BROADCASTING &
   PUBLISHING, U.S.

   United Asset Management         1.5%
   Corp.
   FINANCIAL SERVICES, U.S.

   Lagardere SCA                   1.5%
   MULTI-INDUSTRY, FRANCE

For a complete list of portfolio holdings, please see the fund's Statement of Investments.

The year did have its disappointments, however. While certain investments in financial stocks, including brokers Lehman Brothers Holdings Inc. and Morgan Stanley, Dean Witter & Co. were highly profitable, some of our bank and finance company investments were not, including Bank One Corp. and First Union Corp., which we sold during the period. Despite these setbacks, the portfolio's overall performance was strong for a value portfolio during a year in which our style generally remained out of favor.

Looking forward, we believe domestic and foreign markets should again present us with profitable investment opportunities in the year 2000. As a number of "new economy" securities have risen to dizzying heights, the stocks of many solid companies have languished, creating investment opportunities for Mutual Shares Securities Fund. We believe that a number of industries feature attractive companies trading at low multiples and big discounts to their intrinsic value. We will concentrate our efforts on mining these overlooked sectors for what we believe will be tomorrow's gems. Among the areas in which we see compelling value are financials, especially finance companies, where rising interest rates have sent many companies' share prices sharply lower. Other sectors where we see opportunity include old media (i.e., newspapers, television broadcasting), auto parts suppliers and lodging. We also expect to profit by investing in bankrupt and distressed companies, a strategy we have long successfully employed.

While acknowledging the significant innovations brought about by technology and the Internet, we are unwilling to pay the incredible market valuations these companies now command. We realize that many once-great technology companies have vanished over the years, and that the technological winners of today may not sustain their leadership in the years ahead. With the Nasdaq 100 trading at over 100 times earnings, the wild optimism built into the recent prices does not allow for error or disappointment. We will not engage in this type of speculative investing. Instead, we will seek to determine the true present value of a business while attempting to purchase its securities at a meaningful discount. Of course, past results do not guarantee future performance. As always, we are mindful of each investment's risks as we focus on the downside as well as the upside potential, while striving to provide shareholders with the best risk-adjusted returns possible.

Sincerely,

/s/ LARRY SONDIKE

Larry Sondike*
Portfolio Manager
Mutual Shares Securities Fund


*In February 2000, Larry Sondike assumed primary responsibility for investments in Mutual Shares Securities Fund.

MUTUAL SHARES
SECURITIES FUND
-- CLASS 2

   EXPENSES: Performance reflects the fund's Class 2 operating expenses, but does NOT include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (11/8/96 -- 12/31/99)

THE GRAPH BELOW COMPARES THE PERFORMANCE OF MUTUAL SHARES SECURITIES FUND - CLASS 2 AND THE UNMANAGED STANDARD & POOR'S 500/REGISTERED TRADEMARK/ (S&P 500/REGISTERED TRADEMARK/) INDEX, INCLUDING REINVESTED DIVIDENDS, THE LIPPER GROWTH & INCOME FUNDS OBJECTIVE AVERAGE (LIPPER G&I AVERAGE) AND THE LIPPER ANNUITY GROWTH & INCOME FUNDS OBJECTIVE AVERAGE (ANNUITY AVERAGE). THE FUND'S TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD SHOWN AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. WE ARE REPLACING THE LIPPER G&I AVERAGE WITH THE ANNUITY AVERAGE BECAUSE THE FORMER IS BASED ON A PEER GROUP OF MUTUAL FUNDS, WHILE THE LATTER IS BASED ON A PEER GROUP OF ANNUITY SUBACCOUNTS AND BETTER REFLECTS THE PORTFOLIO'S PERFORMANCE. THE ANNUITY AVERAGE IS AN EQUALLY-WEIGHTED AVERAGE CALCULATION OF PERFORMANCE FIGURES FOR ALL FUNDS WITHIN THE LIPPER ANNUITY G&I FUNDS OBJECTIVE CATEGORY, WHICH IS DEFINED AS ALL ANNUITY SUBACCOUNTS THAT COMBINE A GROWTH OF EARNINGS ORIENTATION AND A REQUIREMENT FOR LEVEL AND/OR RISING DIVIDENDS. LIPPER CALCULATIONS INCLUDE REINVESTED DIVIDENDS BUT DO NOT INCLUDE SALES CHARGES. THE FUND'S PERFORMANCE DIFFERS FROM AN INDEX'S BECAUSE AN INDEX IS NOT MANAGED, DOES NOT CONTAIN CASH (THE FUND GENERALLY CARRIES A CERTAIN PERCENTAGE OF CASH AT ANY GIVEN TIME), AND INCLUDES NO SALES CHARGES OR MANAGEMENT EXPENSES. OF COURSE, ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO. THE INDEXES' SOURCES ARE STANDARD & POOR'S MICROPAL AND LIPPER, INC.


[The graph below compares the performance of Mutual Shares Securities Fund - Class 2*, as measured by the value of a $10,000 investment, and the unmanaged Standard & Poor's 500/R/ (S&P 500/R/) Index, including reinvested dividends, the Lipper Growth & Income Funds Objective Average (Lipper G&I Average) and the Lipper Annuity Growth & Income Funds Objective Average (Annuity Average).]



                     Mutual Shares         S&P 500         Lipper Annuity    Lipper Growth &
                    Securities Fund                       Growth & Income     Income Funds
                       - Class 2                           Funds Average         Average
                   ---------------------------------------------------------------------------
        11/08/1996           $10,000             $10,000            $10,000           $10,000
        11/30/1996           $10,110             $10,554            $10,470           $10,490
        12/31/1996           $10,350             $10,345            $10,373           $10,381
        01/31/1997           $10,620             $10,992            $10,823           $10,835
        02/28/1997           $10,730             $11,078            $10,898           $10,892
        03/31/1997           $10,420             $10,622            $10,517           $10,502
        04/30/1997           $10,510             $11,257            $10,900           $10,891
        05/31/1997           $10,890             $11,942            $11,564           $11,571
        06/30/1997           $11,145             $12,477            $12,006           $12,018
        07/31/1997           $11,685             $13,470            $12,866           $12,909
        08/31/1997           $11,625             $12,716            $12,451           $12,467
        09/30/1997           $12,115             $13,413            $13,075           $13,100
        10/31/1997           $11,805             $12,965            $12,629           $12,636
        11/30/1997           $11,915             $13,565            $12,962           $12,982
        12/31/1997           $12,185             $13,798            $13,177           $13,201
        01/31/1998           $12,135             $13,952            $13,202           $13,215
        02/28/1998           $12,786             $14,958            $14,100           $14,124
        03/31/1998           $13,196             $15,723            $14,752           $14,750
        04/30/1998           $13,316             $15,882            $14,858           $14,849
        05/31/1998           $13,196             $15,609            $14,565           $14,541
        06/30/1998           $13,114             $16,243            $14,797           $14,784
        07/31/1998           $12,655             $16,069            $14,413           $14,403
        08/31/1998           $10,840             $13,745            $12,355           $12,281
        09/30/1998           $10,799             $14,626            $13,016           $12,935
        10/31/1998           $11,513             $15,816            $13,977           $13,884
        11/30/1998           $12,105             $16,774            $14,681           $14,594
        12/31/1998           $12,196             $17,740            $15,327           $15,244
        01/31/1999           $12,318             $18,482            $15,606           $15,501
        02/28/1999           $12,196             $17,907            $15,141           $15,025
        03/31/1999           $12,584             $18,623            $15,662           $15,515
        04/30/1999           $13,543             $19,344            $16,644           $16,431
        05/31/1999           $13,563             $18,887            $16,454           $16,219
        06/30/1999           $13,951             $19,936            $17,137           $16,922
        07/31/1999           $13,655             $19,314            $16,654           $16,434
        08/31/1999           $13,143             $19,217            $16,331           $16,093
        09/30/1999           $12,808             $18,691            $15,797           $15,578
        10/31/1999           $13,373             $19,874            $16,454           $16,282
        11/30/1999           $13,540             $20,277            $16,668           $16,503
        12/31/1999           $13,853             $21,471            $17,363           $17,251





              Past performance does not guarantee future results.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Mutual Shares Securities Fund
Periods ended 12/31/99
                                                                       SINCE
                                                                   INCEPTION
                                        1-YEAR         3-YEAR      (11/8/96)
                                  -------------------------------------------
 Cumulative Total Return*               13.58%         33.84%          38.53%
 Average Annual Total Return*           13.58%         10.20%          10.92%
 Value of $10,000 Investment*       $   11,358     $   13,384     $    13,853

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


MUTUAL SHARES
SECURITIES FUND
-- CLASS 2




   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. Securities of companies involved in mergers, liquidations and distressed/bankruptcy investments involve higher credit risks. You may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND
Financial Highlights


                                                                                   CLASS 1
                                                        -------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------------------
                                                            1999(1)          1998           1997            1996(2)
                                                        -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..................     $11.96          $12.18          $10.35        $10.00
                                                          ----------------------------------------------------
Income from investment operations:
 Net investment income ..............................       0.20            0.28            0.13          0.02
 Net realized and unrealized gains (losses) .........       1.41           (0.25)           1.71          0.33
                                                          ----------------------------------------------------
Total from investment operations ....................       1.61            0.03            1.84          0.35
                                                          ----------------------------------------------------
Less distributions from:
 Net investment income ..............................      (0.34)          (0.13)          (0.01)           --
 Net realized gains .................................         --           (0.12)             --            --
                                                          ----------------------------------------------------
Total distributions .................................      (0.34)          (0.25)          (0.01)           --
                                                          ----------------------------------------------------
Net asset value, end of year ........................     $13.23          $11.96          $12.18        $10.35
                                                          ====================================================
Total return* .......................................     13.40%            .09%          17.73%         3.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................   $448,278        $482,444        $387,787       $27,677
Ratios to average net assets:
 Expenses ...........................................       .79%(3)         .79%3           .80%         1.00%**
 Net investment income ..............................      1.59%           2.60%           2.10%         2.56%**
Portfolio turnover rate .............................     80.02%          70.19%          49.01%         1.31%

*TOTAL RETURN DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS FOR WHICH THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
**ANNUALIZED
(1)BASED ON AVERAGE SHARES OUTSTANDING.
(2)FOR THE PERIOD NOVEMBER 8, 1996 (EFFECTIVE DATE) TO DECEMBER 31, 1996.
(3)EXCLUDING DIVIDEND EXPENSE ON SECURITIES SOLD SHORT, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS FOR THE FUND WAS 0.77% FOR THE YEARS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 1998.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND
Financial Highlights (continued)


                                                                 CLASS 2
                                                          ---------------------
                                                               PERIOD ENDED
                                                          DECEMBER 31, 1999(1,2)
                                                          ---------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ..................         $12.36
                                                                ------
Income from investment operations:
 Net investment income ................................           0.16
 Net realized and unrealized gains ....................           1.07
                                                                ------
Total from investment operations ......................           1.23
                                                                ------
Less distributions from net investment income .........          (0.34)
                                                                ------
Net asset value, end of period ........................         $13.25
                                                                ======
Total return* .........................................          9.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................         $5,716
Ratios to average net assets:
 Expenses .............................................          1.04%**
 Net investment income ................................          1.26%**
Portfolio turnover rate ...............................         80.02%

*TOTAL RETURN DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS FOR WHICH THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
**ANNUALIZED
(1)BASED ON AVERAGE SHARES OUTSTANDING.
(2)FOR THE PERIOD JANUARY 6, 1999 (EFFECTIVE DATE) TO DECEMBER 31, 1999.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999


                                                                COUNTRY         SHARES         VALUE
---------------------------------------------------------------------------------------------------------
      COMMON STOCKS 80.4%
      AEROSPACE & MILITARY TECHNOLOGY 1.5%
      B.F. Goodrich Co. ................................     United States     234,828     $  6,457,770
  a   Hexcel Corp. .....................................     United States      42,000          233,625
                                                                                           ------------
                                                                                              6,691,395
                                                                                           ------------
      APPLIANCES & HOUSEHOLD DURABLES .1%
      Maytag Corp. .....................................     United States       8,200          393,600
                                                                                           ------------
      AUTOMOBILES 4.9%
      Borg-Warner Automotive Inc. ......................     United States      38,800        1,571,400
  a   Consorcio G Grupo Dina SA de CV, L, ADR ..........        Mexico         644,100          241,538
      Delphi Automotive Systems Corp. ..................     United States     442,357        6,967,123
      General Motors Corp. .............................     United States     101,900        7,406,856
  a   Lear Corp. .......................................     United States     170,700        5,462,400
  a   SPX Corp. ........................................     United States       7,700          622,256
                                                                                           ------------
                                                                                             22,271,573
                                                                                           ------------
      BANKING 4.3%
      Bank One Corp. ...................................     United States     189,800        6,085,463
      Banknorth Group Inc. .............................     United States      11,400          304,950
      Chase Manhattan Corp. ............................     United States      55,600        4,319,425
      National City Corp. ..............................     United States      90,789        2,150,564
      Peoples Heritage Financial Group Inc. ............     United States     147,150        2,216,447
      Sovereign Bancorp Inc. ...........................     United States     243,000        1,811,109
      U.S. Bancorp. ....................................     United States     102,124        2,431,828
                                                                                           ------------
                                                                                             19,319,786
                                                                                           ------------
      BEVERAGES & TOBACCO 2.0%
      Brown-Forman Corp., B ............................     United States      14,000          801,500
      Gallaher Group PLC ...............................    United Kingdom     396,700        1,689,326
      Gallaher Group PLC, ADR ..........................    United Kingdom      18,200          279,825
      Pepsi Bottling Group Inc. ........................     United States     213,300        3,532,781
      UST Inc. .........................................     United States     111,000        2,795,813
                                                                                           ------------
                                                                                              9,099,245
                                                                                           ------------
      BROADCASTING & PUBLISHING 9.2%
  a   AT&T Corp. - Liberty Media Group, A ..............     United States      78,648        4,463,274
      Central Newspapers Inc., A .......................     United States      70,200        2,764,125
      Dow Jones & Co. Inc. .............................     United States      47,500        3,230,000
      Dun & Bradstreet Corp. ...........................     United States      61,500        1,814,250
      Media General Inc., A ............................     United States      73,000        3,796,000
  a   MediaOne Group Inc. ..............................     United States     142,700       10,961,144
      Meredith Corp. ...................................     United States      58,359        2,432,841
      Scripps Co., A ...................................     United States     124,100        5,561,231
      Washington Post Co., B ...........................     United States      12,413        6,900,076
                                                                                           ------------
                                                                                             41,922,941
                                                                                           ------------
      BUILDING MATERIALS & COMPONENTS 1.4%
  a   American Standard Cos. Inc. ......................     United States      87,400        4,009,475
      Armstrong World Industries Inc. ..................     United States      69,900        2,332,913
                                                                                           ------------
                                                                                              6,342,388
                                                                                           ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                         COUNTRY         SHARES          VALUE
---------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      BUSINESS & PUBLIC SERVICES 3.0%
      Deluxe Corp. ...............................    United States       3,400      $     93,288
      National Service Industries Inc. ...........    United States      28,300           834,850
  a   Republic Services Inc., A ..................    United States     241,500         3,471,563
      Suez Lyonnaise des Eaux SA .................        France         35,549         5,693,996
      Vivendi ....................................        France         42,750         3,858,389
                                                                                     ------------
                                                                                       13,952,086
                                                                                     ------------
      CHEMICALS 1.3%
  a   Cytec Industries Inc. ......................    United States     125,900         2,911,438
      Union Carbide Corp. ........................    United States      43,750         2,920,313
                                                                                     ------------
                                                                                        5,831,751
                                                                                     ------------
      DATA PROCESSING & REPRODUCTION .5%
      Compaq Computer Corp. ......................    United States      56,200         1,520,913
  a   NCR Corp. ..................................    United States      19,800           749,925
                                                                                     ------------
                                                                                        2,270,838
                                                                                     ------------
      ELECTRONIC COMPONENTS & INSTRUMENTS .6%
  a   General Instrument Corp. ...................    United States      25,650         2,180,250
      Thomas & Betts Corp. .......................    United States      18,500           589,688
                                                                                     ------------
                                                                                        2,769,938
                                                                                     ------------
  a   ENERGY EQUIPMENT & SERVICES .6%
      Cooper Cameron Corp. .......................    United States      25,100         1,228,331
      Weatherford International Inc. .............    United States      39,150         1,563,553
                                                                                     ------------
                                                                                        2,791,884
                                                                                     ------------
      ENERGY SOURCES 2.2%
  a   Abraxas Petroleum Corp. ....................    United States      24,741            23,195
      Atlantic Richfield Co. .....................    United States      39,700         3,434,050
      Burlington Resources Inc.  .................    United States      77,700         2,568,956
      Total Fina SA, B ...........................        France         28,724         3,831,602
                                                                                     ------------
                                                                                        9,857,803
                                                                                     ------------
      FINANCIAL SERVICES 9.1%
      Bear Stearns Co. Inc. ......................    United States     171,753         7,342,441
      CIT Group Inc., A ..........................    United States     235,470         4,974,304
      Dime Bancorp Inc. ..........................    United States      74,300         1,123,788
      Finova Group Inc. ..........................    United States     148,600         5,275,300
      Greenpoint Financial Corp. .................    United States     155,730         3,708,321
      Household International Inc. ...............    United States     115,630         4,307,218
      Lehman Brothers Holdings Inc. ..............    United States      38,700         3,277,406
  a   MFN Financial Corp. ........................    United States      39,778           258,557
      Morgan Stanley, Dean Witter & Co. ..........    United States       6,600           942,150
      PMI Group Inc. .............................    United States      50,450         2,462,591
      Power Corp. of Canada ......................        Canada         35,900           614,513
      Power Financial Corp. ......................        Canada         24,800           411,647
      United Asset Management Corp. ..............    United States     362,000         6,719,625
                                                                                     ------------
                                                                                       41,417,861
                                                                                     ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                 COUNTRY         SHARES         VALUE
----------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      FOOD & HOUSEHOLD PRODUCTS 2.1%
  a   Fine Host Corp. ...................................     United States     139,062     $  1,376,714
  a   Pactiv Corp. ......................................     United States     157,300        1,671,313
      U.S. Industries Inc. ..............................     United States     265,700        3,719,800
      Van Melle NV ......................................      Netherlands       45,490        2,610,420
                                                                                            ------------
                                                                                               9,378,247
                                                                                            ------------
      FOREST PRODUCTS & PAPER 1.1%
      Rayonier Inc. .....................................     United States      75,100        3,628,269
      St. Joe Co. .......................................     United States      55,400        1,346,913
                                                                                            ------------
                                                                                               4,975,182
                                                                                            ------------
      HEALTH & PERSONAL CARE 2.6%
      American Home Products Corp. ......................     United States       3,400          134,088
      Aventis SA ........................................        France         112,800        6,552,461
  a   Foundation Health Systems, A ......................     United States      73,700          732,394
  a   PacifiCare Health Systems Inc. ....................     United States      16,400          869,200
      Sankyo Co. Ltd. ...................................         Japan          26,600          546,656
  a   Tenet Healthcare Corp. ............................     United States     110,500        2,596,750
      Ventas Inc. .......................................     United States      83,500          349,656
                                                                                            ------------
                                                                                              11,781,205
                                                                                            ------------
  a   INDUSTRIAL COMPONENTS .6%
      Owens-Illinois Inc. ...............................     United States     110,610        2,772,163
                                                                                            ------------
      INSURANCE 3.7%
      Allmerica Financial Corp. .........................     United States      67,600        3,760,250
      AON Corp. .........................................     United States      50,500        2,020,000
      Lincoln National Corp. ............................     United States      25,100        1,004,000
      MBIA Inc. .........................................     United States      72,400        3,823,625
      Old Republic International Corp. ..................     United States     254,800        3,471,650
      ReliaStar Financial Corp. .........................     United States      22,300          873,881
      White Mountain Insurance Group Inc. ...............     United States      15,600        1,879,800
                                                                                            ------------
                                                                                              16,833,206
                                                                                            ------------
      LEISURE & TOURISM 3.1%
      Galileo International Inc. ........................     United States      81,500        2,439,906
      Hilton Hotels Corp. ...............................     United States     227,981        2,194,317
  a   Park Place Entertainment Corp. ....................     United States     277,200        3,465,000
      Starwood Hotels & Resorts Worldwide Inc. ..........     United States     248,700        5,844,450
                                                                                            ------------
                                                                                              13,943,673
                                                                                            ------------
      MACHINERY & ENGINEERING .9%
      Invensys PLC ......................................    United Kingdom     725,652        3,905,201
                                                                                            ------------
      MERCHANDISING 3.9%
  a   Federated Department Stores Inc. ..................     United States     121,200        6,128,175
      J.C. Penney Co. Inc. ..............................     United States     101,500        2,023,656
      May Department Stores Co. .........................     United States      38,100        1,228,725
  a   Payless Shoesource Inc. ...........................     United States      68,100        3,200,700
  a   Saks Inc. .........................................     United States     182,300        2,837,044
      Sears, Roebuck & Co. ..............................     United States      75,000        2,282,813
                                                                                            ------------
                                                                                              17,701,113
                                                                                            ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                            COUNTRY         SHARES                VALUE
----------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      MULTI-INDUSTRY 12.7%
  a   Alleghany Corp. ................................................   United States        15,658          $  2,904,559
  a   Berkshire-Hathaway Inc., A .....................................   United States            57             3,197,700
  a   Berkshire Hathaway Inc., B .....................................   United States            22                40,260
      Compagnie Financiere Richemont AG, Br., A ......................    Switzerland          1,301             3,104,427
      Compagnie Generale D'Industrie et de Participation .............      France            56,353             3,687,652
      Corporacion Financiera Alba SA .................................       Spain           132,400             4,526,632
      Investor AB, A .................................................      Sweden           658,360             9,366,439
      Investor AB, B .................................................      Sweden           636,600             8,982,011
      Kansas City Southern Industries Inc. ...........................   United States        85,200             6,358,050
      Kinnevik AB, B .................................................      Sweden            10,200               316,614
      Lagardere SCA ..................................................      France           123,287             6,702,404
  a   Thermo Electron Corp. ..........................................   United States       227,300             3,409,500
      TRW Inc. .......................................................   United States        77,000             3,999,188
      Williams PLC ...................................................  United Kingdom       209,200               956,795
                                                                                                              ------------
                                                                                                                57,552,231
                                                                                                              ------------
  a   REAL ESTATE .4%
      Alexander's Inc. ...............................................   United States         8,000               632,000
      Cadillac Fairview Corp. ........................................      Canada            43,000               990,317
  d   Security Capital European Realty ...............................   United States        27,030               389,435
                                                                                                              ------------
                                                                                                                 2,011,752
                                                                                                              ------------
      TELECOMMUNICATIONS 4.7%
      BCE Inc. .......................................................      Canada            33,150             3,006,863
  a   General Motors Corp., H ........................................   United States        10,000               960,000
      Telephone & Data Systems Inc. ..................................   United States       114,300            14,401,800
      U.S. West Inc. .................................................   United States        28,400             2,044,800
  a   United States Cellular Corp. ...................................   United States         8,300               837,781
                                                                                                              ------------
                                                                                                                21,251,244
                                                                                                              ------------
      TEXTILES & APPAREL .4%
      Liz Claiborne Inc. .............................................   United States        45,600             1,715,700
                                                                                                              ------------
      TRANSPORTATION 2.2%
      Burlington Northern Santa Fe Corp. .............................   United States        56,900             1,379,825
      Florida East Coast Industries Inc. .............................   United States       110,500             4,613,375
      Railtrack Group PLC ............................................  United Kingdom       247,752             4,064,002
                                                                                                              ------------
                                                                                                                10,057,202
                                                                                                              ------------
      UTILITIES ELECTRICAL & GAS 1.3%
  a   MidAmerican Energy Holding Co. .................................   United States       132,900             4,477,069
      Veba AG ........................................................      Germany           35,600             1,738,246
                                                                                                              ------------
                                                                                                                 6,215,315
                                                                                                              ------------
      TOTAL COMMON STOCKS (COST $316,390,924).........................                                         365,026,523
                                                                                                              ------------
                                                                                           PRINCIPAL
      CORPORATE BONDS AND NOTES 2.5%                                                       AMOUNT*
                                                                                        ------------
      Abraxas Petroleum Corp., Series A, 11.50%, 11/01/04 ............   United States   $   290,500               265,808
      Consorcio G Grupo Dina SA de CV, cvt., 8.00%, 8/08/04 ..........      Mexico         4,392,000             2,152,080
      Dictaphone Corp., Revolver .....................................   United States       305,800               287,452
      Eurotunnel Finance Ltd.:
        Equity Note 12/31/03 .........................................  United Kingdom       351,406   GBP         244,202
        Participating Loan Note, 4/30/40 .............................  United Kingdom        58,000   GBP          39,368

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)




                                                                                            PRINCIPAL
                                                                             COUNTRY         AMOUNT*               VALUE
-----------------------------------------------------------------------------------------------------------------------------
      CORPORATE BONDS AND NOTES (CONT.)
      Eurotunnel PLC:
        12/31/18, Tier 2 ..............................................  United Kingdom   $ 1,051,800   GBP    $  1,181,378
        12/31/25, Tier 3 ..............................................  United Kingdom       791,758   GBP         722,956
        12/31/50, Resettable Advance R5 ...............................  United Kingdom       342,767   GBP         185,573
        Stabilization Advance S8, Tier 1 ..............................  United Kingdom       220,793   GBP          85,638
        Stabilization Advance S8, Tier 2 ..............................  United Kingdom       178,767   GBP          57,781
      Eurotunnel SA:
        12/31/12, Tier 1 (Pibor) ......................................      France            46,223   EUR          36,529
        12/31/18, Tier 2 (Libor) ......................................      France           441,192   EUR         306,476
        12/31/18, Tier 2 (Pibor) ......................................      France           133,474   EUR          92,718
        12/31/25, Tier 3 (Pibor) ......................................      France           242,272   EUR         135,368
        12/31/25, Tier 3 (Libor) ......................................      France           518,574   EUR         289,750
        12/31/50, Resettable Advance R4 ...............................      France           297,824   EUR          98,945
        Stabilization Advance S6, Tier 1 (Pibor) ......................      France           109,282   EUR          26,405
        Stabilization Advance S7, Tier 1 (Pibor) ......................      France            74,647   EUR          18,036
        Stabilization Advance S6, Tier 2 ..............................      France           154,538   EUR          31,116
  a   Golden Books Publishing, 7.65%, 9/15/02 .........................   United States       230,000                98,900
      HIH Capital Ltd., cvt., 144A, 7.50%, 9/25/06 ....................  United Kingdom     1,235,000               802,750
      Imperial Credit Capital Trust I, B, 10.25%, 6/15/02 .............   United States       450,000               364,500
      MFN Financial Corp.:
        Series A, 10.00%, 3/23/01 .....................................   United States       159,027               153,461
        Series B, FRN, 10.676%, 3/23/01 ...............................   United States       279,024               270,650
      Rite Aid Corp.:
        7.125%, 1/15/07 ...............................................   United States       185,000               136,900
        144A, 6.125%, 12/15/08 ........................................   United States        45,000                31,950
        6.875%, 8/15/13 ...............................................   United States        55,000                36,850
      Security Capital US Realty, cvt., 144A, 2.00%, 5/22/03 ..........   United States     1,053,000               782,511
      SFC New Holdings Inc., PIK, 13.25%, 8/15/03 .....................   United States     1,182,000               851,040
      Southwest Royalties Inc., B, 10.50%, 10/15/04 ...................   United States     1,680,000               898,800
      TFM SA de CV:
        senior disc. note, zero cpn. ..................................      Mexico           800,000               514,000
        10.25%, 6/15/07 ...............................................      Mexico           250,000               237,500
      Tribasa Toll Road Trust I:
        10.50%, 12/01/11 ..............................................      Mexico            54,079                21,632
        144A, 10.50%, 12/01/11 ........................................      Mexico           162,237                64,895
                                                                                                               ------------
      TOTAL CORPORATE BONDS AND NOTES (COST $12,099,827)...............                                          11,523,918
                                                                                                               ------------
  a   BONDS AND NOTES IN REORGANIZATION 3.7%
      Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 .............   United States        45,000                17,100
      Altos Hornos de Mexico SA:
        cvt., 5.50%, 12/15/01 .........................................      Mexico            20,000                 6,800
        Series A, 11.375%, 4/30/02 ....................................      Mexico            95,000                37,525
        Series B, 11.875%, 4/30/04 ....................................      Mexico            60,000                23,700
        Tranche A, Term Loan ..........................................   United States       117,181                49,216
      APS Inc., Tranche B .............................................   United States     1,615,708               234,278
      Brunos Inc.:
        Revolver ......................................................   United States       201,200               118,708
        Tranche A, Term Loan ..........................................   United States       379,200               223,728
        Tranche B, Term Loan ..........................................   United States       345,100               203,609
      Crown Leasing, Bank Claim .......................................       Japan        87,565,976   JPY          59,300
      Decision One Corp.:
        Revolver ......................................................   United States       314,391               140,690
        Tranche A, Term Loan ..........................................   United States     1,068,539               478,171
        Tranche B, Term Loan ..........................................   United States       496,840               222,336

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                               PRINCIPAL
                                                                                COUNTRY         AMOUNT*               VALUE
--------------------------------------------------------------------------------------------------------------------------------
     BONDS AND NOTES IN REORGANIZATION (CONT.)
     Dow Corning Corp.:
       9.38%, 2/01/08 .....................................................  United States   $   550,000          $    792,000
       Bank Debt #1 .......................................................  United States       100,000               137,500
     Harnischfeger Industries Inc.:
       8.90%, 3/01/22 .....................................................  United States       370,000               140,600
       8.70%, 6/15/22 .....................................................  United States       260,000                98,800
       7.25%, 12/15/25 ....................................................  United States       665,000               252,700
       6.875%, 2/15/27 ....................................................  United States       353,000               134,140
     Integrated Health Services Inc.:
       Revolver ...........................................................  United States       405,000               186,300
       Tranche B, Term Loan ...............................................  United States       515,265               237,022
       Tranche C, Term Loan ...............................................  United States       355,083               163,338
     Koninklijke Ned Vlieg Fokker NV, Trade Claim .........................   Netherlands        550,119   EUR         160,610
     Loewen Group Inc., Series 5, 6.10%, 10/01/02 .........................      Canada          336,000   CAD         111,543
     Loewen Group International Inc.:
       Series 3, 7.50%, 4/15/01 ...........................................      Canada          290,000               142,100
       Series 3, 7.75%, 10/15/01 ..........................................      Canada          220,000               107,800
       Series 2, 8.25%, 4/15/03 ...........................................      Canada          225,000               110,250
       Series 6, 7.20%, 6/01/03 ...........................................      Canada        1,685,000               842,500
       Series 4, 8.25%, 10/15/03 ..........................................      Canada          385,000               188,650
       Series 7, 7.60%, 6/01/08 ...........................................      Canada        1,290,000               645,000
       Revolver ...........................................................  United States       126,691                67,146
       144A, 6.70%, 10/01/99 ..............................................      Canada          895,000               438,550
     Mariner Post-Acute Network Inc.:
       Revolver ...........................................................  United States        67,000                21,440
       Tranche A, Term Loan ...............................................  United States        98,928                31,657
       Tranche B, Term Loan ...............................................  United States        83,414                26,693
       Tranche C, Term Loan ...............................................  United States        41,241                13,197
     Nippon Credit Bank Ltd., Bank Claim ..................................      Japan        44,574,201   JPY          69,699
     Nippon Total Finance, Bank Claim .....................................      Japan        45,189,925   JPY          26,307
     Paging Network Inc., Revolver A ......................................  United States     1,764,000             1,499,401
     Peregrine Investments Holdings Ltd.,
       zero coupon., 1/28/98 ..............................................    Hong Kong       5,000,000   JPY           7,095
     Philip Services Corp.:
       Revolver Canadian Operating ........................................      Canada          345,533   CAD         138,213
       Revolver Canadian Operating, fgn. ..................................      Canada            9,144                 3,658
       Revolver Tranche 1 .................................................  United States       319,116               127,638
       Revolver Tranche 2 .................................................  United States       324,548               129,819
       Revolver Tranche 3 .................................................  United States       148,249                59,300
     PIV Investment Finance (Cayman) Ltd.,
       cvt., 4.50%, 12/01/01 ..............................................    Hong Kong      12,060,000             2,773,800
     Port Seattle Wash Rev Ref-Beloit Proj.,
       6.00%, 12/01/17 ....................................................  United States        20,000                 7,600
     Pratama Datakom Asia BV:
       144A, 12.75%, 7/15/05 ..............................................    Indonesia         665,000               119,700
       Reg S, 12.75%, 7/15/05 .............................................    Indonesia         140,000                25,200
     United Companies Financial Corp., Revolver ...........................  United States     2,351,700             1,881,360
     Vencor Inc.:
       9.875%, 5/01/05 ....................................................  United States     1,635,000               339,263
       Revolver ...........................................................  United States       298,734               195,671
       Term Loan A ........................................................  United States     1,227,205               803,819
       Term Loan B ........................................................  United States       738,496               483,715
       Tranche A, Term Loan 3/07/00 .......................................  United States       183,352               181,518
       Tranche B, Term Loan 3/07/00 .......................................  United States        62,500                61,875

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                            PRINCIPAL
                                                           COUNTRY          AMOUNT*                        VALUE
-------------------------------------------------------------------------------------------------------------------
      BONDS AND NOTES IN REORGANIZATION (CONT.)
      Ventas Inc.:
        Tranche A, Bridge Loan ..........................United States   $   265,066                  $     239,885
        Tranche B, Revolver .............................United States       249,932                        226,189
        Tranche C, Term Loan A ..........................United States       256,310                        231,960
        Tranche D, Term Loan B ..........................United States       182,375                        168,697
      TOTAL BONDS AND NOTES IN REORGANIZATION
        (COST $15,908,414)...............................                                             -------------
                                                                                                         16,666,079
                                                                                                      -------------
      SHORT TERM INVESTMENTS 11.9%
      Fannie Mae, 5.18% to 5.60%,
        with maturities to 5/25/00 ......................United States    20,400,000                     20,105,834
      Federal Home Loan Bank,
        5.49% to 5.55%, with maturities to 5/17/00 ......United States    14,000,000                     13,793,661
      Federal Home Loan Mortgage Corp.,
        5.10% to 5.52%, with maturities to 4/07/00 ......United States    20,329,000                     20,211,374
                                                                                                      -------------
      TOTAL SHORT TERM INVESTMENTS (COST $54,089,215)....                                                54,110,869
                                                                                                      -------------
      TOTAL INVESTMENTS (COST $398,488,380) 98.5%........                                               447,327,389
      NET EQUITY IN FORWARD CONTRACTS .3% ...............                                                 1,179,517
      SECURITIES SOLD SHORT (2.3%) ......................                                               (10,521,527)
      OTHER ASSETS, LESS LIABILITIES 3.5% ...............                                                16,009,215
                                                                                                      -------------
      TOTAL NET ASSETS 100.0% ...........................                                             $ 453,994,594
                                                                                                      =============

  b   SECURITIES SOLD SHORT
      ISSUER                                                 COUNTRY       SHARES                          VALUE
      -------------------------------------------------------------------------------------------------------------
      BP Amoco PLC, ADR .................................United Kingdom       45,400                  $   2,692,788
      Dow Chemical Co.  .................................United States        23,567                      3,149,140
  a   DST Systems Inc. ..................................United States         6,300                        480,769
      Golden Books Entertainment Inc. ...................United States         3,250                         13,000
      Motorola Inc. .....................................United States        15,000                      2,208,750
      Nortel Networks Corp. .............................   Canada            19,600                      1,977,080
                                                                                                      -------------
      TOTAL SECURITIES SOLD SHORT
        (PROCEEDS $8,791,377) ...........................                                             $  10,521,527
                                                                                                      =============

  c   CONTRACTS FOR DIFFERENCES                                                          VALUE AT       UNREALIZED
      ISSUER                                                 COUNTRY       SHARES       12/31/1999      GAIN/(LOSS)
      --------------------------------------------------------------------------------------------------------------
      BP Amoco PLC, cfd. 5.18 ...........................United Kingdom        27,200   $  274,079          (46,432)
      BP Amoco PLC, cfd. 5.47 ...........................United Kingdom        11,000      110,841          (13,555)
      BP Amoco PLC, cfd. 5.565 ..........................United Kingdom         8,900       89,680           (9,637)
      BP Amoco PLC, cfd. 5.65 ...........................United Kingdom        20,400      205,559          (19,300)
      BP Amoco PLC, cfd. 5.71 ...........................United Kingdom         5,900       59,451           (5,006)
      BP Amoco PLC, cfd. 6.23317 ........................United Kingdom        21,600      217,651              (63)
      BP Amoco PLC, cfd. 6.24797 ........................United Kingdom        16,000      161,223              336
                                                                                        ---------------------------
      TOTAL CONTRACT FOR DIFFERENCES ....................                               $1,118,484    $     (93,657)
                                                                                        ===========================

CURRENCY ABBREVIATIONS:

CAD-Canadian Dollar
EUR-Eurodollar
GBP-British Pound
JPY-Japanese Yen

*SECURITIES TRADED IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
A NON-INCOME PRODUCING.
B SEE NOTE 1(F) REGARDING SECURITIES SOLD SHORT.
C SEE NOTE 1(D) REGARDING CONTRACTS FOR DIFFERENCES.
D SEE NOTE 8 REGARDING RESTRICTED SECURITIES.

                        See notes to financial statements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


Assets:
 Investments in securities, at value (Cost $398,488,380).............................     $ 447,327,389
 Cash ...............................................................................         2,419,529
 Receivables:
  Investment securities sold ........................................................         8,114,832
  Capital shares sold ...............................................................            82,121
  Dividends and interest ............................................................           942,716
 Unrealized gain on forward exchange contracts (Note 6) .............................         1,657,673
 Deposits with broker for securities sold short .....................................         9,023,384
                                                                                          -------------
   Total assets .....................................................................       469,567,644
                                                                                          -------------
Liabilities:
 Payables:
  Investment securities purchased ...................................................         3,507,413
  Capital shares redeemed ...........................................................           540,336
  Affiliates ........................................................................           285,098
  Professional fees .................................................................            11,020
  Custodian fees ....................................................................             6,937
  Postage and mailing fees ..........................................................             8,621
 Securities sold short, at value (proceeds $8,791,377)...............................        10,521,527
 Due to broker variation margin .....................................................           203,014
 Unrealized loss on forward exchange contracts (Note 6) .............................           478,156
 Other liabilities ..................................................................            10,928
                                                                                          -------------
   Total liabilities ................................................................        15,573,050
                                                                                          -------------
    Net assets, at value ............................................................     $ 453,994,594
                                                                                          =============
Net assets consist of:
 Undistributed net investment income ................................................     $   8,337,233
 Net unrealized appreciation ........................................................        48,194,718
 Accumulated net realized gain ......................................................         7,886,339
 Capital shares .....................................................................       389,576,304
                                                                                          -------------
    Net assets, at value ............................................................     $ 453,994,594
                                                                                          =============
CLASS 1:
 Net asset value per share ($448,278,273 /divided by/ 33,894,944 shares outstanding)      $       13.23
                                                                                          =============
CLASS 2:
 Net asset value per share ($5,716,321 /divided by/ 431,392 shares outstanding) .....     $       13.25
                                                                                          =============

                       See notes to financial statements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999


Investment income:
 (net of foreign taxes of $228,493)
 Dividends ...............................................................    $ 5,743,802
 Interest ................................................................      5,503,121
                                                                              -----------
   Total investment income ...............................................     11,246,923
                                                                              -----------
Expenses:
 Management fees (Note 3) ................................................      2,833,172
 Administrative fees (Note 3) ............................................        667,459
 Distribution fees - Class 2 (Note 3) ....................................          3,794
 Custodian fees ..........................................................         28,000
 Reports to shareholders .................................................         57,824
 Professional fees .......................................................         37,100
 Trustees' fees and expenses .............................................          3,900
 Dividends for securities sold short .....................................        108,548
                                                                              -----------
   Total expenses ........................................................      3,739,797
                                                                              -----------
    Net investment income ................................................      7,507,126
                                                                              -----------
Realized and unrealized gain:
 Net realized gain from:
  Investments ............................................................     10,284,316
  Short sale transactions ................................................      4,016,951
  Foreign currency transactions ..........................................      4,802,319
                                                                              -----------
   Net realized gain .....................................................     19,103,586
 Net unrealized appreciation on:
  Investments ............................................................     30,546,374
  Translation of assets and liabilities denominated in foreign currencies       1,007,670
                                                                              -----------
   Net unrealized appreciation ...........................................     31,554,044
                                                                              -----------
Net realized and unrealized gain .........................................     50,657,630
                                                                              -----------
Net increase in net assets resulting from operations .....................    $58,164,756
                                                                              ===========

                        See notes to financial statements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                                   1999               1998
                                                                                             -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................    $   7,507,126       $ 12,337,999
  Net realized gain (loss) from investments and foreign currency transactions ............       19,103,586         (9,502,532)
  Net unrealized appreciation (depreciation) on investments and translation of assets and
    liabilities denominated in foreign currencies ........................................       31,554,044         (8,967,243)
                                                                                              --------------------------------
    Net increase (decrease) in net assets resulting from operations ......................       58,164,756         (6,131,776)
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................................      (12,213,087)        (5,124,853)
   Class 2 ...............................................................................          (45,323)                --
  Net realized gains:
   Class 1 ...............................................................................               --         (4,478,333)
                                                                                              --------------------------------
 Total distributions to shareholders .....................................................      (12,258,410)        (9,603,186)
 Capital share transactions (Note 2):
   Class 1 ...............................................................................      (79,961,449)       110,391,317
   Class 2 ...............................................................................        5,606,010                 --
                                                                                              --------------------------------
 Total capital share transactions ........................................................      (74,355,439)       110,391,317
    Net increase (decrease) in net assets ................................................      (28,449,093)        94,656,355
Net assets:
 Beginning of year .......................................................................      482,443,687        387,787,332
                                                                                              --------------------------------
 End of year .............................................................................    $ 453,994,594       $482,443,687
                                                                                              ================================
Undistributed net investment income included in net assets:
 End of year .............................................................................    $   8,337,233       $ 11,568,707
                                                                                              ================================

                       See notes to financial statements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Shares Securities Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 1999, over 90% of the Fund's shares were sold through one insurance company. The Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the portfolio invests primarily in U.S. equity securities. Investments include securities of small capitalization companies, undervalued stocks, reorganizing companies and distressed companies. The portfolio may also invest in foreign securities.

Effective July 1, 1999, the name of the Trust, Franklin Valuemark Funds, changed to Franklin Templeton Variable Insurance Products Trust. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FORWARD EXCHANGE CONTRACTS

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

D. CONTRACTS FOR DIFFERENCES

The Fund is engaged in short contracts for differences. Short contracts for differences are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. CONTRACTS FOR DIFFERENCES (CONT.)

consequences that would apply had a short sale of the underlying security taken place. Upon entering into short contracts for differences, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the contracts for the differences and may realize a loss.

E. OPTIONS

In order to produce incremental income or protect against changes in the value of the underlying securities, the Fund may write put and covered call options.

Premiums received by the Fund upon writing put or covered call options are recorded as an asset and an equivalent liability which is subsequently adjusted daily to equal the current market value of the option written. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put options is adjusted by the amount of the premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. All collateral covering written options are held in a segregated account by the custodian bank.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

G. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

Effective January 6, 1999, the Fund offered two classes of shares: Class 1 and Class 2. Outstanding shares before that date were designated Class 1 shares. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and The exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                      YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------------
                                                               1999                              1998
                                                ---------------------------------- --------------------------------
                                                     SHARES            AMOUNT           SHARES          AMOUNT
CLASS 1 SHARES:                                 -------------------------------------------------------------------
Shares sold ...................................      5,163,014    $   66,279,367      12,012,852    $ 150,206,617
Shares issued in reinvestment of distributions         914,838        12,213,087         760,950        9,603,186
Shares redeemed ...............................    (12,518,155)     (158,453,903)     (4,280,005)     (49,418,486)
                                                   --------------------------------------------------------------
Net increase (decrease) .......................     (6,440,303)   $  (79,961,449)      8,493,797    $ 110,391,317
                                                   ==============================================================

                                                        PERIOD ENDED
                                                     DECEMBER 31, 1999(1)
                                                -----------------------------
                                                    SHARES         AMOUNT
CLASS 2 SHARES:                                 -----------------------------
Shares sold ...................................     436,840    $  5,671,654
Shares issued in reinvestment of distributions        3,403          45,323
Shares redeemed ...............................      (8,851)       (110,967)
                                                ---------------------------
Net increase ..................................     431,392    $  5,606,010
                                                ===========================

(1)For the period January 6, 1999 (effective date) to December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

    ENTITY                                                         AFFILIATION
    -------------------------------------------------------------------------------------
    Franklin Templeton Services, Inc. (FT Services)                Administrative manager
    Franklin Mutual Advisers, LLC (Franklin Mutual)                Investment manager
    Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
    Franklin/Templeton Investor Services, Inc. (Investor Services) Transfer agent

The Fund pays an investment management fee to Franklin Mutual of .60% per year of the average daily net assets of the Fund.

The Fund pays administrative fees to FT Services based on the average net assets as follows:

ANNUALIZED
FEE RATE    DAILY NET ASSETS
----------------------------------------------------------------
   .15%     First $200 million
  .135%     Over $200 million, up to and including $700 million
   .10%     Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares. Effective July 1, 1999, the rate changed from .30% to .25%.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales and foreign currency transactions.

At December 31 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $399,801,882 was as follows:

  Unrealized appreciation .............  $  70,275,572
  Unrealized depreciation .............    (22,750,065)
                                         -------------
  Net unrealized appreciation .........  $  47,525,507
                                         =============

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $320,934,150 and $351,652,090, respectively.

Transactions in call options written during the year ended December 31, 1999 were as follows:

                                                    NUMBER OF    PREMIUMS
                                                    CONTRACTS    RECEIVED
                                                   ------------------------
Options outstanding at December 31, 1998 .........      12      $   1,795
Options written ..................................      31         12,681
Options expired ..................................     (43)       (14,476)
                                                       ------------------
Options outstanding at December 31, 1999 .........      --      $      --
                                                       ==================

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At December 31, 1999, the Fund has outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

                                                   IN                                  UNREALIZED
              CONTRACTS TO BUY                EXCHANGE FOR       SETTLEMENT DATE      GAIN/(LOSS)
              ----------------------------------------------------------------------------------------
    500,000   British Pounds ............ U.S.    $   801,235          01/20/00   U.S.    $    6,898
    400,000   Canadian Dollars ..........             275,473          01/31/00                1,379
    321,344   Swiss Francs ..............             202,805          03/10/00                  638
 31,144,875   Japanese Yen ..............             306,770          03/24/00                2,210
    252,546   British Pounds ............             406,389          05/22/00                1,676
                                                  -----------                             ----------
                                          U.S.    $ 1,992,672                     U.S.    $   12,801
                                                  ===========                             ==========

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND
Notes to Financial Statements (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

                                                 IN                                 UNREALIZED
              CONTRACTS TO BUY              EXCHANGE FOR       SETTLEMENT DATE      GAIN/(LOSS)
              -------------------------------------------------------------------------------------
 14,663,910   European Unit ........... U.S.    $15,467,692          01/19/00   U.S.    $  682,528
 19,759,585   Swedish Krona ...........           2,448,524          01/19/00              122,176
     98,706   British Pounds ..........             160,841          02/17/00                1,305
 16,550,500   Swedish Krona ...........           2,012,364          02/17/00               59,956
  1,100,000   European Unit ...........           1,178,911          02/29/00               66,451
  5,976,665   Swiss Francs ............           3,863,265          03/10/00               79,441
    442,057   European Unit ...........             458,091          03/10/00               10,708
 31,117,386   Swedish Krona ...........           3,689,123          03/17/00               11,055
  1,200,000   British Pounds ..........           1,965,000          03/24/00               25,587
 11,262,369   European Unit ...........          11,963,405          04/12/00              538,559
  1,858,407   British Pounds ..........           3,009,318          05/22/00                6,490
  4,123,913   European Unit ...........           4,228,944          05/30/00               31,366
 58,500,000   Swedish Krona ...........           6,959,315          06/15/00                5,587
    684,044   European Unit ...........             700,910          06/19/00                3,663
                                                -----------                             ----------
                                        U.S.    $58,105,703                     U.S.    $1,644,872
                                                -----------                             ----------
Unrealized gain on forward exchange contracts                                   U.S.    $1,657,673
                                                                                        ----------

            CONTRACTS TO BUY
            -------------------------
  697,728   Swiss Francs ............ U.S.    $   443,297   03/10/00   U.S.     $     (1,566)
  865,041   British Pounds ..........           1,422,477   05/22/00                 (24,737)
                                              -----------                       ------------
                                      U.S.    $ 1,865,774              U.S.     $    (26,303)
                                              -----------                       ------------

              CONTRACTS TO SELL
              ---------------------------
    117,327   British Pounds ............ U.S.    $   189,131  01/18/00   U.S.     $       (499)
  8,488,490   British Pounds ............          13,336,936  01/20/00                (382,720)
  4,522,798   Canadian Dollars ..........           3,085,637  01/31/00                 (44,728)
    216,272   British Pounds ............             347,457  02/17/00                  (2,100)
    240,189   European Unit .............             243,072  03/10/00                     (12)
 78,050,315   Japanese Yen ..............             764,194  03/24/00                 (10,123)
    111,488   British Pounds ............             179,562  05/22/00                    (581)
  2,000,000   European Unit .............           2,033,600  06/19/00                  (5,003)
                                                  -----------                      ------------
                                          U.S.    $20,179,589             U.S.     $   (445,766)
                                                  -----------                      ------------

              CONTRACTS TO BUY
              ------------------------
  528,932     European Unit ............. SEK     $ 4,581,500  01/19/00   U.S.     $     (6,087)
                                                                                   ------------
Unrealized loss on forward exchange contracts                                      $   (478,156)
                                                                                   ------------
  Net unrealized gain on forward exchange contracts                       U.S.     $  1,179,517
                                                                                   ============

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND
Notes to Financial Statements (continued)

7. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 1999, the Fund held defaulted securities with a value aggregating $16,666,079, representing 3.7% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinued accruing income on defaulted bonds and provided an estimate for losses on interest receivable.

8. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31,1999 are as follows:

  SHARES   ISSUER                                                  ACQUISITION DATE      COST       VALUE
------------------------------------------------------------------------------------------------------------
  27,030   Security Capital European Realty (.1% of Net Assets)            4/08/98    $540,600    $389,435

9. CREDIT FACILITY

Certain Franklin Templeton Funds, including Mutual Shares Securities Fund, are participants in a $750 million senior unsecured credit agreement for temporary or emergency purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

10. SUBSEQUENT EVENT

On February 8, 2000, Templeton Variable Products Series Fund (TVP) shareholders approved a proposal to merge TVP Mutual Shares Fund into the Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Shares Securities Fund (the
Fund), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/PRICEWATERHOUSECOOPERS LLP


San Francisco, California
February 2, 2000, except for Note 10, as to which the date is February 8, 2000.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
MUTUAL SHARES SECURITIES FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $10,186,671 as capital gain dividends for the fiscal year ended December 31, 1999.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 35.83% of ordinary income dividends as qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.

                                              TEMPLETON GLOBAL GROWTH FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL: TEMPLETON GLOBAL GROWTH FUND SEEKS LONG-TERM CAPITAL GROWTH. THE PORTFOLIO INVESTS PRIMARILY IN EQUITY SECURITIES OF COMPANIES OF ANY
NATION, INCLUDING THE U.S. AND EMERGING MARKETS.
--------------------------------------------------------------------------------
With most markets around the world well into positive territory for the 12 months under review, 1999 turned out to be lucrative for many investors. Templeton Global Growth Fund also posted solid returns for the year; however, it lagged its benchmark, the Moragn Stanley Capital International (MSCI/registered trademark/) AC World Free Index, which increased 26.8% for the period.

We believe the major reason for the portfolio's underperformance was investors' focus on a small number of stocks, primarily those of technology and telecommunications companies. On December 31, 1999, only 20 stocks accounted for nearly half of the MSCI AC World Free Index's 12-month return. Yet, those same companies made up less than 1% of the more than 2,000 stocks that comprise the index. Of these 20 names, only 4 were not involved in technology or telecommunications-related businesses, which we feel shows how infatuated investors were with these areas.

The fund's shareholders can rightly question why we did not participate to a greater extent in the rapid appreciation of such companies (of which we only held two). Quite simply our analysis indicated that many of these companies' share prices were too high when compared with other investment opportunities around the world. The 20 stocks described above had a median price-to-earnings ratio of 90 and price-to-book value of 17.2, hardly fitting our criteria of undervalued or unloved companies. Even given some of these companies' sizable growth rates, such extremely high valuations were difficult for us to justify.

[This chart shows in pie format the geographic distribution of Templeton Global Growth Fund based on total net assets as of 12/31/99.]

Europe                     37.6%
North America              24.2%
Asia                       20.0%
Latin America               7.9%
Australia/New Zealand       3.9%
Mid-East/Africa             1.5%
Short-term Investments
& Other Net Assets          4.9%

Nowhere did the trend toward momentum-based buying seem greater than in the U.S. market, where growth stocks with the greatest price momentum widened the gap over value names during the course of the year. Since 1954, the stocks with the greatest momentum generally were valued at a 23% premium to the overall market on a price-to-earnings basis. However, at the beginning of 1999, such stocks were valued at a 120% premium to the overall market; so high that many analysts concluded this valuation gap would not persist. To many investors' surprise, these leading growth stocks' premiums widened to 240% above the overall market in December 1999.

At Templeton, we have always felt that to achieve superior long-term investment performance, we must go against the crowd. At a time when the crowd looks so successful, this philosophy may be hard to follow. However, as valuations become progressively more stretched we question whether these momentum stocks will continue to live up to expectations. History has shown this long-term value focus generally serves our shareholders well, especially in a more difficult economic environment. During the period, we continued to follow our disciplined approach, which uncovered some investments in the U.S. we believed were attractive among the names that were neglected by the recent narrow market. These are companies whose current valuations we believe are low in relation to their future growth prospects.

In fact, we feel that 1999 provided first-hand evidence of how well a contrarian approach still works in today's global environment. In 1998, our analysis uncovered a number of apparently undervalued companies in Hong Kong. As a result, we increased the portfolio's Asian weighting at a time when many other investors were pulling money out of the region. Although these investments initially hurt our performance, we were substantially rewarded in 1999 as Asian markets overall increased 72.6%, as measured by IFCT Asia Index, while the Hong Kong market increased roughly 2.5 times from its low during the Asian crisis in 1998 and was back into record territory at the end of the reporting period.

Asia continued its rebuilding process during the year. We expect growth in 1999 to have more than doubled to approximately 5.5%, after gross domestic product
(GDP) growth outside of Japan hit a low of 2.7% in 1998. However, this improvement masks some of the even more dramatic turnarounds in individual countries. For example, Korea's GDP fell 6% in 1998 but is expected to have risen nearly 7% in 1999. In Thailand, GDP collapsed nearly 10% in 1998, but is projected to have expanded by more than 3.5% in 1999.

Japan seemed to be one of the principal countries to benefit from this rebound, as regional demand provided some support for its economy, whose domestic consumption has yet to show a sustained rebound. Our visits with Japanese corporations painted a mixed picture of the underlying economy. However, these visits also suggested to us that some subtle changes were taking place at the corporate management level, again on a specific company-by-company basis. During the period, we took advantage of opportunities to make investments in companies we believe had made real changes that were beneficial to the shareholder and unappreciated by the market.

Like Asia's, our Latin American holdings also saw a resurgence during the past 12 months. Mexico proved to be the region's best-performing market, apparently thanks to improved commodity prices, particularly oil, a strong U.S. economy, and increasing investor comfort over the upcoming elections. In Brazil, currency stabilization toward the end of the year seemed to have helped boost investor sentiment about this country's companies. Our Brazilian holdings were primarily concentrated in the telecommunications sector where we believed the prospects for continued growth remained strong due to these companies' expanding customer bases and increasing services.

Looking to Europe, we believe that more signs of an economic acceleration emerged during the past year. European unemployment fell below 10% in October for the first time in seven years. Furthermore, falling tax rates and continued productivity gains could be beneficial to European companies looking ahead. However, European stocks generally did not perform as well as their global peers, despite signs of an improving economic outlook. This provided us with some opportunities to uncover stocks we felt were bargains on the continent instead of the U.K., where we focused much of our buying over the past year.


[This chart shows the top 10 holdings and their respective industry and country based on the percentage of total net assets on 12/31/99 for the Templeton Global Growth Fund.]


TOP 10 HOLDINGS
Templeton Global Growth Fund
12/31/99

   COMPANY,                       % OF TOTAL
   INDUSTRY, COUNTRY              NET ASSETS
--------------------------------------------
   Cheung Kong                         2.1%
   Holdings Ltd.
   MULTI-INDUSTRY, HONG
   KONG

   Sony Corp.                          1.7%
   APPLIANCES & HOUSEHOLD
   DURABLES, JAPAN

   Marconi PLC                         1.6%
   ELECTRICAL &
   ELECTRONICS, U.K.

   Anglo American Platinum             1.5%
   Corp. Ltd.
   METALS & MINING,
   SOUTH AFRICA

   Alcatel SA                          1.4%
   ELECTRICAL &
   ELECTRONICS, FRANCE

   HSBC Holdings PLC                   1.4%
   BANKING, HONG KONG

   Telefonos de Mexico SA              1.3%
   (Telmex) ADR
   TELECOMMUNICATIONS,
   MEXICO

   Singapore Airlines Ltd.             1.3%
   TRANSPORTATION,
   SINGAPORE

   Hong Kong Electric                  1.3%
   Holdings Ltd.
   UTILITIES ELECTRICAL & GAS,
   HONG KONG

   Corus Group PLC                     1.3%
   METALS & MINING, U.K.

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

Another trend we believe will benefit our European holdings is accelerating consolidation through merger and acquisition (M&A) activity. In 1999, there was an estimated $150 billion-plus worth of buyouts compared with less than $12 billion in 1994. This was particularly evident in the metals and energy sectors, where recent activity included Total Fina SA's bid for portfolio holding Societe Elf Aquitaine SA, portfolio holding Veba AG's merger with The Viag Group, and our former holding Pechiney SA's tie up with Alcan Aluminum Ltd. and A.L. Group SA.

M&A activity offers shareholders a number of possible benefits in addition to the potential for substantial price appreciation. Such activity can force an underperforming management to focus on increasing shareholder value or else risk being taken over by a better-performing competitor. It can also improve price discipline in certain fragmented industries while offering cost-cutting potential and better economies of scale for others. Since some M&A activity can be detrimental, our industry analysts work to determine the implications for each of our investments.

Looking forward, we are confident we have invested your portfolio in what we believe to be the most fundamentally undervalued companies around the world. We remain self-critical, striving to find ways to improve and enhance a research approach that is the foundation of our organization. We believe that this approach combined with our analytical team's diligence and experience will produce above-average long-term returns for your portfolio despite occasionally difficult short-term periods.

Sincerely,

/s/ MARK G. HOLOWESKO

Mark G. Holowesko, CFA
Portfolio Manager
Templeton Global Growth Fund

/s/ SEAN FARRINGTON

Sean Farrington
Portfolio Manager
Templeton Global Growth Fund

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (3/15/94 -- 12/31/99)

THE GRAPH BELOW COMPARES THE PERFORMANCE OF TEMPLETON GLOBAL GROWTH FUND - CLASS 2 AND THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRIES (AC) WORLD FREE INDEX, INCLUDING REINVESTED DIVIDENDS. THE FUND'S TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. THE MSCI AC WORLD FREE INDEX REPRESENTS BOTH DEVELOPED AND EMERGING MARKETS AROUND THE WORLD. "FREE" IN THE TITLE REFLECTS THE ACTUAL BUYING OPPORTUNITIES FOR GLOBAL INVESTORS BY TAKING INTO ACCOUNT LOCAL MARKET RESTRICTIONS ON SHARE OWNERSHIP BY FOREIGNERS. THE FUND'S PERFORMANCE DIFFERS FROM AN INDEX'S BECAUSE AN INDEX IS NOT MANAGED, DOES NOT CONTAIN CASH (THE FUND GENERALLY CARRIES A CERTAIN PERCENTAGE OF CASH AT ANY GIVEN TIME), AND INCLUDES NO SALES CHARGES OR MANAGEMENT EXPENSES. OF COURSE, ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO. THE INDEX SOURCE IS MSCI.

[The graph below compares the performance of Templeton Global Growth Fund - Class 2*, as measured by the value of a $10,000 investment, and the Morgan Stanley Capital International (MSCI) All Countries (AC) World Free Index, including reinvested dividends.]

                     Templeton Global    MSCI All Countries
                   Growth Fund - Class 2     World Index
                   ------------------------------------------
        03/15/1994               $10,000             $10,000
        03/31/1994               $10,030              $9,763
        04/30/1994               $10,079             $10,028
        05/31/1994               $10,118             $10,088
        06/30/1994               $10,020             $10,039
        07/31/1994               $10,295             $10,261
        08/31/1994               $10,551             $10,626
        09/30/1994               $10,482             $10,377
        10/31/1994               $10,492             $10,643
        11/30/1994               $10,285             $10,180
        12/31/1994               $10,315             $10,216
        01/31/1995               $10,226             $10,008
        02/28/1995               $10,335             $10,115
        03/31/1995               $10,335             $10,578
        04/30/1995               $10,630             $10,963
        05/31/1995               $10,896             $11,084
        06/30/1995               $11,053             $11,087
        07/31/1995               $11,498             $11,623
        08/31/1995               $11,399             $11,368
        09/30/1995               $11,617             $11,681
        10/31/1995               $11,231             $11,486
        11/30/1995               $11,310             $11,847
        12/31/1995               $11,627             $12,204
        01/31/1996               $12,132             $12,475
        02/29/1996               $12,181             $12,527
        03/31/1996               $12,379             $12,720
        04/30/1996               $12,706             $13,031
        05/31/1996               $12,894             $13,044
        06/30/1996               $12,886             $13,116
        07/31/1996               $12,416             $12,626
        08/31/1996               $12,814             $12,782
        09/30/1996               $12,988             $13,254
        10/31/1996               $13,080             $13,307
        11/30/1996               $13,672             $14,018
        12/31/1996               $14,102             $13,815
        01/31/1997               $14,510             $14,047
        02/28/1997               $14,592             $14,238
        03/31/1997               $14,561             $13,953
        04/30/1997               $14,623             $14,402
        05/31/1997               $15,287             $15,261
        06/30/1997               $16,058             $16,042
        07/31/1997               $16,684             $16,767
        08/31/1997               $16,245             $15,591
        09/30/1997               $17,164             $16,422
        10/31/1997               $15,891             $15,444
        11/30/1997               $15,839             $15,681
        12/31/1997               $16,006             $15,887
        01/31/1998               $15,912             $16,236
        02/28/1998               $17,185             $17,347
        03/31/1998               $18,103             $18,087
        04/30/1998               $18,155             $18,257
        05/31/1998               $17,644             $17,910
        06/30/1998               $17,395             $18,233
        07/31/1998               $17,407             $18,239
        08/31/1998               $14,891             $15,684
        09/30/1998               $14,998             $15,996
        10/31/1998               $16,391             $17,456
        11/30/1998               $17,135             $18,516
        12/31/1998               $17,442             $19,376
        01/31/1999               $17,182             $19,772
        02/28/1999               $16,651             $19,275
        03/31/1999               $17,526             $20,142
        04/30/1999               $19,368             $21,012
        05/31/1999               $18,541             $20,270
        06/30/1999               $19,508             $21,279
        07/31/1999               $19,387             $21,192
        08/31/1999               $19,320             $21,167
        09/30/1999               $18,860             $20,938
        10/31/1999               $18,737             $21,999
        11/30/1999               $19,616             $22,682
        12/31/1999               $21,077             $24,572



*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


TEMPLETON GLOBAL
GROWTH FUND
-- CLASS 2

   EXPENSES: Performance reflects the fund's Class 2 operating expenses, but does NOT include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.

               Past performance does not guarantee future results.

TEMPLETON GLOBAL
GROWTH FUND
-- CLASS 2

   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Global Growth Fund
Periods ended 12/31/99
                                                                                              SINCE
                                                                                           INCEPTION
                                                                 1-YEAR         5-YEAR     (3/15/94)
                                                            ------------------------------------------
 Cumulative Total Return*                                          20.84%       104.34%       110.77%
 Average Annual Total Return*                                      20.84%        15.36%        13.73%
 Value of $10,000 Investment*                                 $    12,084    $   20,434    $   21,077
                                   12/31/95      12/31/96        12/31/97      12/31/98      12/31/99
----------------------------------------------------------------------------------------------------
 One-Year Total Return*              12.72%        21.28%          13.50%         8.98%        20.84%

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.

              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL GROWTH FUND
Financial Highlights

                                                                                CLASS 1
                                                -----------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------------
                                                    1999(1)        1998           1997           1996           1995
                                                -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..........     $ 14.77        $ 15.34        $ 13.80        $ 11.75       $ 10.48
                                                  ------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................         .28            .35            .33            .25           .16
 Net realized and unrealized gains ..........        2.66            .98           1.53           2.22          1.17
                                                  ------------------------------------------------------------------
Total from investment operations ............        2.94           1.33           1.86           2.47          1.33
                                                  ------------------------------------------------------------------
Less distributions from:
 Net investment income ......................        (.36)          (.41)          (.24)          (.21)         (.06)
 Net realized gains .........................       (1.72)         (1.49)          (.08)          (.21)           --
                                                  ------------------------------------------------------------------
Total distributions .........................       (2.08)         (1.90)          (.32)          (.42)         (.06)
                                                  ------------------------------------------------------------------
Net asset value, end of year ................     $ 15.63        $ 14.77        $ 15.34        $ 13.80       $ 11.75
                                                  ==================================================================
Total return* ...............................      21.04%          8.98%         13.50%         21.28%        12.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $708,310       $747,080       $758,445       $579,877      $338,755
Ratios to average net assets:
 Expenses ...................................        .88%           .88%           .88%           .93%          .97%
 Net investment income ......................       1.87%          2.27%          2.49%          2.20%         2.46%
Portfolio turnover rate .....................      46.54%         32.30%         24.81%         12.32%        30.92%

*TOTAL RETURN DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS FOR WHICH THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
(1)BASED ON AVERAGE SHARES OUTSTANDING.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL GROWTH FUND
Financial Highlights (continued)


                                                         CLASS 2
                                                  ---------------------
                                                       PERIOD ENDED
                                                  DECEMBER 31, 1999(1,2)
                                                  ---------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ..........         $15.34
                                                        ------
Income from investment operations:
 Net investment income ........................            .17
 Net realized and unrealized gains ............           2.17
                                                        ------
Total from investment operations ..............           2.34
                                                        ------
Less distributions from:
 Net investment income ........................           (.36)
 Net realized gains ...........................          (1.72)
                                                        ------
Total distributions ...........................          (2.08)
                                                        ------
Net asset value, end of period ................         $15.60
                                                        ======
Total return* .................................         16.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............         $4,483
Ratios to average net assets:
 Expenses .....................................          1.14%**
 Net investment income ........................          1.17%**
Portfolio turnover rate .......................         46.54%

*TOTAL RETURN DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS FOR WHICH THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
**ANNUALIZED
(1)BASED ON AVERAGE SHARES OUTSTANDING.
(2)FOR THE PERIOD JANUARY 6, 1999 (EFFECTIVE DATE) TO DECEMBER 31, 1999.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL GROWTH FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                     COUNTRY          SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------
      COMMON STOCKS 92.7%
      AEROSPACE & MILITARY TECHNOLOGY 3.1%
  a   BAE Systems PLC .......................................    United Kingdom       841,790      $  5,570,939
      Boeing Co. ............................................     United States       100,769         4,188,212
      Lockheed Martin Corp. .................................     United States       151,800         3,320,625
      Raytheon Co., A .......................................     United States       222,644         5,524,354
      Rolls-Royce PLC .......................................    United Kingdom     1,000,000         3,450,393
                                                                                                   ------------
                                                                                                     22,054,523
                                                                                                   ------------
      APPLIANCES & HOUSEHOLD DURABLES 2.4%
      Laox Co. Ltd. .........................................         Japan           637,000         4,993,267
      Sony Corp. ............................................         Japan            40,000        11,860,841
                                                                                                   ------------
                                                                                                     16,854,108
                                                                                                   ------------
      AUTOMOBILES 4.8%
      Autoliv Inc., SDR .....................................        Sweden           246,100         7,205,044
      Bayerische Motorenwerke AG ............................        Germany          170,000         5,211,416
      Ford Motor Co. ........................................     United States       130,000         6,946,875
      General Motors Corp. ..................................     United States       100,000         7,268,750
      Volkswagen AG .........................................        Germany           63,000         3,551,797
      Volvo AB, B ...........................................        Sweden           171,900         4,446,561
                                                                                                   ------------
                                                                                                     34,630,443
                                                                                                   ------------
      BANKING 5.5%
      Australia & New Zealand Banking Group Ltd. ............       Australia         854,000         6,212,571
      Deutsche Bank AG ......................................        Germany           45,000         3,807,762
      Foreningssparbanken AB, A .............................        Sweden           180,000         2,645,503
      HSBC Holdings PLC .....................................       Hong Kong         690,789         9,686,242
  a   Merita AS .............................................        Finland          954,100         5,609,528
      National Australia Bank Ltd. ..........................       Australia         440,000         6,730,435
      Unibanco Uniao de Bancos Brasileiros SA, GDR ..........        Brazil           149,000         4,488,625
                                                                                                   ------------
                                                                                                     39,180,666
                                                                                                   ------------
      BUILDING MATERIALS & COMPONENTS 1.2%
      Caradon PLC ...........................................    United Kingdom     2,805,290         7,072,503
      Nichiha Corp. .........................................         Japan           193,500         1,675,858
                                                                                                   ------------
                                                                                                      8,748,361
                                                                                                   ------------
  a   BUSINESS & PUBLIC SERVICES 1.1%
      Complete Business Solutions Inc. ......................     United States       222,800         5,597,850
      Humana Inc. ...........................................     United States       250,000         2,046,875
                                                                                                   ------------
                                                                                                      7,644,725
                                                                                                   ------------
      CHEMICALS 3.7%
      Akzo Nobel NV .........................................      Netherlands        160,000         8,021,746
      BASF AG ...............................................        Germany          140,900         7,362,036
      DSM NV, Br. ...........................................      Netherlands        150,000         6,010,269
      Kemira OY .............................................        Finland          447,900         2,728,073
      Lyondell Chemical Co. .................................     United States       200,000         2,550,000
                                                                                                   ------------
                                                                                                     26,672,124
                                                                                                   ------------
      DATA PROCESSING & REPRODUCTION 1.6%
  a   3Com Corp. ............................................     United States       170,600         8,018,200
      Compaq Computer Corp. .................................     United States       120,000         3,247,500
                                                                                                   ------------
                                                                                                     11,265,700
                                                                                                   ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL GROWTH FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                           COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      ELECTRICAL & ELECTRONICS 7.4%
  a   ABB Ltd. ....................................      Switzerland         35,975      $  4,386,370
      Alcatel SA ..................................        France            45,000        10,329,206
      Catic Shenzhen Holdings Ltd., H .............         China         9,945,000           678,054
      Fuji Photo Film Co. Ltd. ....................         Japan           200,000         7,300,484
      Hitachi Ltd. ................................         Japan           303,500         4,870,969
      Koninklijke Philips Electronics NV ..........      Netherlands         60,000         8,154,636
      Marconi PLC .................................    United Kingdom       627,100        11,087,276
      Motorola Inc. ...............................     United States        40,000         5,890,000
                                                                                         ------------
                                                                                           52,696,995
                                                                                         ------------
      ELECTRONIC COMPONENTS & INSTRUMENTS .7%
      Hewlett Packard Co. .........................     United States        45,000         5,127,188
                                                                                         ------------
      ENERGY EQUIPMENT & SERVICES .2%
      TransCanada PipeLines Ltd. ..................        Canada           150,000         1,296,770
                                                                                         ------------
      ENERGY SOURCES 4.3%
      Amerada Hess Corp. ..........................     United States        55,000         3,121,250
      Burlington Resources Inc. ...................     United States       150,000         4,959,375
      Norsk Hydro ASA .............................        Norway            97,000         4,056,044
      Occidental Petroleum Corp. ..................     United States       175,000         3,784,375
  a   Ranger Oil Ltd. .............................        Canada           273,050           849,799
  a   Renaissance Energy Ltd. .....................        Canada           254,800         2,555,225
      Shell Transport & Trading Co. PLC ...........    United Kingdom       616,053         5,119,919
      Societe Elf Aquitaine SA, Br. ...............        France            37,072         5,710,275
      Valero Energy Corp. .........................     United States        28,500           566,437
                                                                                         ------------
                                                                                           30,722,699
                                                                                         ------------
      FINANCIAL SERVICES 3.1%
      AXA SA ......................................        France            27,702         3,859,818
      ING Groep NV ................................      Netherlands        106,397         6,420,453
      Merrill Lynch & Co. Inc. ....................     United States       105,000         8,767,500
      Nomura Securities Co. Ltd. ..................         Japan           180,000         3,249,988
                                                                                         ------------
                                                                                           22,297,759
                                                                                         ------------
      FOOD & HOUSEHOLD PRODUCTS 2.6%
      Archer-Daniels Midland Co. ..................     United States       656,318         7,998,876
      IBP Inc. ....................................     United States       220,543         3,969,774
      Northern Foods PLC ..........................    United Kingdom     2,208,797         3,516,113
      Tate & Lyle PLC .............................    United Kingdom       450,000         2,952,632
                                                                                         ------------
                                                                                           18,437,395
                                                                                         ------------
      FOREST PRODUCTS & PAPER 2.3%
      Assidoman AB ................................        Sweden           249,730         4,066,738
      Bowater Inc. ................................     United States       100,000         5,431,250
      Carter Holt Harvey Ltd. .....................      New Zealand        880,712         1,150,427
      Metsa Serla OY, B ...........................        Finland          270,000         3,139,535
      Stora Enso OYJ, R ...........................        Finland          159,700         2,783,053
                                                                                         ------------
                                                                                           16,571,003
                                                                                         ------------
      HEALTH & PERSONAL CARE 2.0%
      Aetna Inc. ..................................     United States       110,000         6,139,375
      Aventis SA ..................................        France            60,000         3,485,352
      Medeva PLC ..................................    United Kingdom     1,564,200         4,449,136
                                                                                         ------------
                                                                                           14,073,863
                                                                                         ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL GROWTH FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                       COUNTRY           SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     INDUSTRIAL COMPONENTS .5%
     BAE Systems PLC ..........................................    United Kingdom         107,950      $    171,842
     Michelin SA, B ...........................................        France              90,000         3,533,676
                                                                                                       ------------
                                                                                                          3,705,518
                                                                                                       ------------
     INSURANCE 4.8%
     Ace Ltd. .................................................        Bermuda            121,500         2,027,531
     Allstate Corp. ...........................................     United States         195,000         4,680,000
     Partnerre Ltd. ...........................................        Bermuda            127,900         4,148,756
     Torchmark Corp. ..........................................     United States         240,000         6,975,000
     Unumprovident Corp. ......................................     United States          81,100         2,600,269
     XL Capital Ltd., A .......................................        Bermuda             35,000         1,815,625
     Zurich Allied AG .........................................      Switzerland           11,500         6,556,986
     Zurich Allied PLC ........................................    United Kingdom         440,000         5,219,387
                                                                                                       ------------
                                                                                                         34,023,554
                                                                                                       ------------
     MACHINERY & ENGINEERING 4.7%
     First Tractor Company Ltd., H ............................         China           6,860,000           970,734
     Invensys PLC .............................................    United Kingdom       1,459,542         7,854,736
     KCI Konecranes International PLC .........................        Finland            232,100         8,921,351
     Laird Group PLC ..........................................    United Kingdom       1,183,700         4,686,822
     Makita Corp. .............................................         Japan             653,000         5,879,141
     METSO OYJ ................................................        Finland            392,800         5,101,299
                                                                                                       ------------
                                                                                                         33,414,083
                                                                                                       ------------
     MERCHANDISING 3.5%
     Hudsons Bay Co. ..........................................        Canada             276,500         3,289,162
     J.C. Penney Co. Inc. .....................................     United States          80,000         1,595,000
     Marks & Spencer PLC ......................................    United Kingdom       1,616,900         7,689,009
     Matsuzakaya Co. Ltd. .....................................         Japan              51,000           152,224
     Safeway PLC ..............................................    United Kingdom       1,838,498         6,328,685
     Sears, Roebuck & Co. .....................................     United States         155,900         4,745,206
     Somerfield PLC ...........................................    United Kingdom       1,000,000         1,446,418
                                                                                                       ------------
                                                                                                         25,245,704
                                                                                                       ------------
     METALS & MINING 5.7%
     Anglo American Platinum Corp. Ltd.  ......................     South Africa          353,665        10,744,980
     Barrick Gold Corp. .......................................        Canada             250,000         4,452,244
     Companhia Siderurgica Nacional Sid Nacional CSN ..........        Brazil         129,100,000         5,002,491
     Corus Group PLC ..........................................    United Kingdom       3,500,000         9,135,058
     Industrias Penoles SA ....................................        Mexico           1,875,300         5,403,239
     Pohang Iron & Steel Co. Ltd.  ............................      South Korea           53,400         6,103,789
                                                                                                       ------------
                                                                                                         40,841,801
                                                                                                       ------------
     MULTI-INDUSTRY 6.0%
     Beijing Datang Power Generation Co. Ltd., H ..............         China           6,860,000         1,129,581
     Broken Hill Proprietary Co. Ltd. .........................       Australia           444,654         5,838,596
     Cheung Kong Holdings Ltd.  ...............................       Hong Kong         1,180,000        14,990,030
     Hutchison Whampoa Ltd. ...................................       Hong Kong           366,600         5,329,105
     Pacific Dunlop Ltd. ......................................       Australia         1,979,000         2,801,103
     Saab AB, B ...............................................        Sweden             296,997         2,863,463
     Swire Pacific Ltd., A ....................................       Hong Kong         1,421,800         8,395,269
     Swire Pacific Ltd., B ....................................       Hong Kong         1,304,000         1,149,083
                                                                                                       ------------
                                                                                                         42,496,230
                                                                                                       ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL GROWTH FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                 COUNTRY           SHARES            VALUE
---------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      REAL ESTATE 2.1%
      China Resources Beijing Land Ltd. .................         China           4,652,000      $    532,615
      General Growth Properties Inc. ....................     United States         164,500         4,606,000
      Hang Lung Development Co. Ltd. ....................       Hong Kong         3,624,000         4,102,554
      Highwoods Properties Inc. .........................     United States         164,900         3,833,925
      National Health Investors Inc. ....................     United States         123,400         1,835,575
      New World Development Co. Ltd. ....................       Hong Kong            13,457            30,295
                                                                                                 ------------
                                                                                                   14,940,964
                                                                                                 ------------
      TELECOMMUNICATIONS 7.9%
      Cable & Wireless HKT Ltd. .........................       Hong Kong         2,857,746         8,253,219
      Embratel Participacoes SA .........................        Brazil         375,487,000         6,277,170
  a   General Motors Corp., H ...........................     United States          66,000         6,336,000
      Nippon Telegraph & Telephone Corp. ................         Japan                 458         7,843,617
      SK Telecom Co. Ltd., ADR ..........................      South Korea          211,710         8,124,371
      Telecom Corp. of New Zealand Ltd. .................      New Zealand          161,000           757,101
      Telecomunicacoes de Sao Paulo SA ..................        Brazil         276,690,000         3,830,621
      Telefonica de Argentina SA, ADR ...................       Argentina           167,000         5,156,125
      Telefonos de Mexico SA (Telmex), ADR ..............        Mexico              85,100         9,573,750
                                                                                                 ------------
                                                                                                   56,151,974
                                                                                                 ------------
      TEXTILES & APPAREL .7%
      Adidas-Salomon AG .................................        Germany             60,000         4,500,151
      Courtaulds Textiles PLC ...........................    United Kingdom         271,300           287,185
                                                                                                 ------------
                                                                                                    4,787,336
                                                                                                 ------------
      TRANSPORTATION 2.9%
      Airborne Freight Corp.  ...........................     United States         150,000         3,300,000
      British Airways PLC ...............................    United Kingdom       1,205,032         7,848,278
      Singapore Airlines Ltd. ...........................       Singapore           821,600         9,323,470
                                                                                                 ------------
                                                                                                   20,471,748
                                                                                                 ------------
      UTILITIES ELECTRICAL & GAS 7.9%
      CLP Holdings Ltd. .................................       Hong Kong           800,000         3,684,312
      Electrabel SA .....................................        Belgium             10,500         3,435,518
      Entergy Corp. .....................................     United States         183,900         4,735,425
      Evn AG ............................................        Austria             19,824         2,993,657
      Hong Kong Electric Holdings Ltd. ..................       Hong Kong         2,944,000         9,202,959
      Iberdrola SA, Br. .................................         Spain             494,700         6,852,987
      Korea Electric Power Corp. ........................      South Korea          106,600         3,304,553
      National Grid Group PLC ...........................    United Kingdom         775,100         5,881,175
      National Power PLC ................................    United Kingdom         747,800         4,302,355
      Potomac Electric Power Co. ........................     United States         100,000         2,293,750
      Transportadora de Gas del Sur SA, B, ADR ..........       Argentina           386,900         3,554,644
      Veba AG ...........................................        Germany            128,400         6,269,405
                                                                                                 ------------
                                                                                                   56,510,740
                                                                                                 ------------
      TOTAL COMMON STOCKS (COST $568,225,819)............                                         660,863,974
                                                                                                 ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL GROWTH FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                SHARES/
                                                                                COUNTRY          RIGHTS          VALUE
---------------------------------------------------------------------------------------------------------------------------
      PREFERRED STOCKS AND RIGHTS 2.4%
      Banco Bradesco SA, pfd. .............................................      Brazil       451,500,022    $  3,541,520
  a   Banco Bradesco SA, pfd., rts., 2/09/00 ..............................      Brazil        29,317,744         116,362
      Centrais Eletricas Brasileiras SA (Electrobras), ADR, pfd. ..........      Brazil           158,760       1,893,864
      Centrais Geradoras do Sul do Brasil SA, ADR, pfd. ...................      Brazil            17,640          96,183
      Embratel Participacoes SA, ADR, pfd. ................................      Brazil            98,400       2,681,400
      News Corp. Ltd., pfd. ...............................................    Australia          507,513       4,348,027
      Telecomunicacoes de Sao Paulo SA, ADR, pfd. .........................      Brazil            98,400       2,404,650
      Telemig Celular Participacoes SA, ADR, pfd. .........................      Brazil             4,920         227,242
      Telesp Celular Participacoes SA, ADR, pfd. ..........................      Brazil            39,360       1,667,880
                                                                                                             ------------
      TOTAL PREFERRED STOCKS AND RIGHTS (COST $16,101,675).................                                    16,977,128
                                                                                                             ------------
      TOTAL LONG TERM INVESTMENTS (COST $584,327,494) 95.1%................                                   677,841,102
                                                                                                             ------------
                                                                                               PRINCIPAL
  b   REPURCHASE AGREEMENT (COST $34,348,000) 4.8%                                              AMOUNT
                                                                                             -----------
      Barclays Bank PLC, 3.00%, 1/03/00 (Maturity Value $34,356,587)
      Collateralized by U.S. Treasury Notes and Bonds .....................  United States   $ 34,348,000      34,348,000
                                                                                                             ------------
      TOTAL INVESTMENTS (COST $618,675,494) 99.9%..........................                                   712,189,102
      OTHER ASSETS, LESS LIABILITIES .1% ..................................                                       604,348
                                                                                                             ------------
      TOTAL NET ASSETS 100.0% .............................................                                  $712,793,450
                                                                                                             ============

A NON-INCOME PRODUCING.
B AT DECEMBER 31, 1999, ALL REPURCHASE AGREEMENTS HELD BY THE FUND HAD BEEN ENTERED INTO ON THAT DATE.


                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL GROWTH FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


Assets:
 Investments in securities, at value (Cost $618,675,494).............................     $ 712,189,102
 Cash ...............................................................................             1,048
 Receivables:
  Investment securities sold ........................................................            55,761
  Capital shares sold ...............................................................            81,193
  Dividends and interest ............................................................         1,526,955
                                                                                          -------------
   Total assets .....................................................................       713,854,059
                                                                                          -------------
Liabilities:
 Payables:
  Capital shares redeemed ...........................................................           363,294
  Affiliates ........................................................................           498,764
  Professional fees .................................................................            17,057
  Custodian fees ....................................................................           104,938
  Postage and mailing fees ..........................................................            42,643
 Other liabilities ..................................................................            33,913
                                                                                          -------------
   Total liabilities ................................................................         1,060,609
                                                                                          -------------
    Net assets, at value ............................................................     $ 712,793,450
                                                                                          =============
Net assets consist of:
 Undistributed net investment income ................................................     $  11,248,397
 Net unrealized appreciation ........................................................        93,513,608
 Accumulated net realized gain ......................................................        73,981,403
 Capital shares .....................................................................       534,050,042
                                                                                          -------------
    Net assets, at value ............................................................     $ 712,793,450
                                                                                          =============
CLASS 1:
 Net asset value per share ($708,310,592 /divided by/ 45,321,675 shares outstanding)      $       15.63
                                                                                          -------------
CLASS 2:
 Net asset value per share ($4,482,858 /divided by/ 287,317 shares outstanding) .....     $       15.60
                                                                                          -------------

                               See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL GROWTH FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999


Investment Income:
(net of foreign taxes and fees of $1,502,264)
 Dividends ...................................................     $ 17,650,467
 Interest ....................................................        1,839,194
                                                                   ------------
  Total investment income ....................................       19,489,661
                                                                   ------------
Expenses:
 Management fees (Note 3) ....................................        5,923,920
 Distribution fees - Class 2 (Note 3) ........................            4,155
 Custodian fees ..............................................          215,000
 Reports to shareholders .....................................           65,000
 Professional fees ...........................................           30,700
 Trustees' fees and expenses .................................            5,800
 Other .......................................................            4,289
                                                                   ------------
  Total expenses .............................................        6,248,864
                                                                   ------------
    Net investment income ....................................       13,240,797
                                                                   ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................       73,984,430
  Foreign currency transactions ..............................         (990,366)
                                                                   ------------
   Net realized gain .........................................       72,994,064
                                                                   ------------
 Net unrealized appreciation on investments ..................       47,953,928
                                                                   ------------
Net realized and unrealized gain .............................      120,947,992
                                                                   ------------
Net increase in net assets resulting from operations .........     $134,188,789
                                                                   ============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL GROWTH FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                1999               1998
                                                                          -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................    $  13,240,797      $  17,620,120
  Net realized gain from investments and foreign currency transactions        72,994,064         76,153,893
  Net unrealized appreciation (depreciation) on investments ...........       47,953,928        (33,429,013)
                                                                           --------------------------------
   Net increase in net assets resulting from operations ...............      134,188,789         60,345,000

 Distributions to shareholders from:
  Net investment income:
   Class 1 ............................................................      (15,661,321)       (20,206,508)
   Class 2 ............................................................          (19,742)                --
  Net realized gains:
   Class 1 ............................................................      (75,768,827)       (73,600,973)
   Class 2 ............................................................          (95,513)                --
                                                                           --------------------------------
 Total distributions to shareholders ..................................      (91,545,403)       (93,807,481)

 Capital share transactions (Note 2):
   Class 1 ............................................................      (80,925,896)        22,098,260
   Class 2 ............................................................        3,995,606                 --
                                                                           --------------------------------
 Total capital share transactions .....................................      (76,930,290)        22,098,260
   Net decrease in net assets .........................................      (34,286,904)       (11,364,221)
Net assets:
 Beginning of year ....................................................      747,080,354        758,444,575
                                                                           --------------------------------
 End of year ..........................................................    $ 712,793,450      $ 747,080,354
                                                                           ================================
Undistributed net investment income included in net assets:
 End of year ..........................................................    $  11,248,397      $  14,679,029
                                                                           =============      =============

                       See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL GROWTH FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Global Growth Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 1999, over 90% of the Fund's shares were sold through one insurance company. The Fund seeks long-term capital appreciation. The portfolio invests primarily in equity securities of issuers in foreign countries including developing markets.

Effective July 1, 1999, the name of the Trust, Franklin Valuemark Funds, changed to Franklin Templeton Variable Insurance Products Trust. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL GROWTH FUND
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

Effective January 6, 1999, the Fund offered two classes of shares: Class 1 and Class 2. Outstanding shares before that date were designated Class 1 shares. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                      YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------------
                                                               1999                              1998
                                                --------------------------------------------------------------------
                                                     SHARES            AMOUNT           SHARES           AMOUNT
CLASS 1 SHARES:                                 --------------------------------------------------------------------
Shares sold ...................................      3,559,626    $   53,423,886        6,659,421    $  103,474,286
Shares issued in reinvestment of distributions       6,314,237        91,430,148        6,496,363        93,807,481
Shares redeemed ...............................    (15,136,586)     (225,779,930)     (12,002,187)     (175,183,507)
                                                   ----------------------------------------------------------------
Net increase (decrease) .......................     (5,262,723)   $  (80,925,896)       1,153,597    $   22,098,260
                                                   ================================================================

                                                          PERIOD ENDED
                                                          DECEMBER 31,
                                                --------------------------------
                                                             1999(1)
                                                --------------------------------
                                                     SHARES          AMOUNT
CLASS 2 SHARES:                                 --------------------------------
Shares sold ...................................     3,228,083    $  46,873,543
Shares issued in reinvestment of distributions          7,976          115,255
Shares redeemed ...............................    (2,948,742)     (42,993,192)
                                                   ---------------------------
Net increase ..................................       287,317    $   3,995,606
                                                   ===========================

(1)For the period January 6, 1999 (effective date) to December 31, 1999.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL GROWTH FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

    ENTITY                                                         AFFILIATION
    -------------------------------------------------------------------------------------
    Franklin Templeton Services, Inc. (FT Services)                Administrative manager
    Templeton Global Advisors Ltd. (TGAL)                          Investment manager
    Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
    Franklin/Templeton Investor Services, Inc. (Investor Services) Transfer agent

The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

ANNUALIZED
FEE RATE    DAILY NET ASSETS
----------- ----------------------------------------------------
  1.00%     First $100 million
   .90%     Over $100 million, up to and including $250 million
   .80%     Over $250 million, up to and including $500 million
   .75%     Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares. Effective July 1, 1999, the rate changed from .30% to .25%.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $618,675,494 was as follows:

  Unrealized appreciation .............  $ 154,202,623
  Unrealized depreciation .............    (60,689,015)
                                         -------------
  Net unrealized appreciation .........  $  93,513,608
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $314,057,492 and $458,734,579, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL GROWTH FUND
Notes to Financial Statements (continued)

6. CREDIT FACILITY

Certain Franklin Templeton Funds, including Templeton Global Growth Fund, are participants in a $750 million senior unsecured credit agreement for temporary or emergency purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility

7. SUBSEQUENT EVENT

On February 8, 2000, Templeton Variable Products Series Fund (TVP) shareholders approved a proposal to merge TVP Stock Fund into the Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL GROWTH FUND

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Growth Fund (the
Fund), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP


San Francisco, California
February 2, 2000, except for Note 7, as to which the date is February 8, 2000.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TEMPLETON GLOBAL GROWTH FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $58,491,916 as a capital gain dividends for the fiscal year ended December 31, 1999.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 10.92% of ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.

                            TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL: TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND SEEKS LONG-TERM CAPITAL APPRECIATION. THE PORTFOLIO INVESTS PRIMARILY IN EQUITY SECURITIES OF SMALLER COMPANIES LOCATED OUTSIDE THE U.S., INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------
Spurred on by persistent strength in the global economic environment, particularly by signs of sustained recovery in Asia, international stock markets performed strongly for the year. In Asia, economic recovery, following the 1997 currency crisis, appeared firmly established. Returns from Japan were impressive, buoyed by the yen's strength and a rising stock market, as hopes rose that corporate Japan would, at last, implement the necessary restructuring. In Latin America, the Brazilian and Mexican stock market indexes ended significantly higher as investors appeared to regain confidence in the region's economic fundamentals. European market performance for the year was mixed -- the better economic outlook pushed share prices higher, although this was partially offset in U.S.-dollar terms by the fall in the euro's value. Overall, Europe underperformed other international regions.

For the year under review, the portfolio's performance was below that of our benchmark, the Salomon Global ex-U.S. less than $1 Billion Index, which had a return of 30.3%. Most of the underperformance was due to our low exposure to Japan and the technology sector. However, for the last three months of 1999, the fund outperformed our benchmark despite our continuing low exposure to both the technology sector and to Japan.

Although the portfolio benefited significantly from strong performances in Hong Kong, South Korea and Singapore, the underweight position in Japan hurt results. While the Nikkei posted a 54.5% return, sector performances differed widely. Almost all sectors underperformed the local market indexes; however, the parabolic rise in the richly priced communications and securities sectors more than made up for this. As value investors, we did not find these two sectors attractive at either the beginning or the end of the period.

[This chart shows in pie format the geographic distribution of Templeton International Smaller Companies Fund based on total net assets as of 12/31/99.]

Europe                                 44.2%
Asia                                   31.7%
Latin America                           6.1%
North America                           6.0%
Australia/New Zealand                   4.5%
Mid-East/Africa                         0.9%
Short-Term Investments
& Other Net Assets                      6.6%





                                                                          TIS-1

A number of the portfolio's European companies performed well, yet investor preferences for larger, technology-related companies held back overall results. In addition, certain companies fell into the "value trap," whereby they were recognized as inexpensive, but were simply too small for investors to take a meaningful position. We are optimistic about prospects for 2000, and note that the growing pace of merger and acquisition (M&A) activity should help to improve the stock performances in some of these undervalued businesses.

Within the portfolio, a number of stocks performed particularly well. These included trading company Li & Fung Ltd. and retailer Giordano International Ltd. in Hong Kong, Indian cement manufacturer Gujarat Ambuja Cements Ltd., telecommunications services provider Telemig Celular Participacoes SA and steel producer Confab Industrial SA in Brazil, French retailer SA de Galeries Lafayette, Swedish furniture manufacturer Granges AB, and Swedish research and consulting firm Sifo Group AB. However, during the period we took the opportunity to trim positions in some of these stocks where we felt stock prices fully reflected business prospects.

Given the rise in the world's markets throughout the period, we were particularly selective in buying shares during the fourth quarter of 1999. However, we did find some values we believed were compelling. We increased our positions in a few classic value stocks, such as Orient Overseas International Ltd. of Hong Kong. In Europe, we added to our small weighting in Sifo Group.


TIS-2

In the coming year, we will continue to focus on company fundamentals as the basis for stock selection. We will concentrate our search on small companies we believe are able to avert the threat of pricing pressure as we focus on value-added rather than commodity-product companies. Furthermore, we believe that based on the divergence in valuations between the small- and large-cap sectors, small-cap stocks worldwide have tremendous upside potential.

Regionally, we believe Europe will continue to have immense possibilities. In Japan, we plan to focus on newer, entrepreneurial companies, although we continue to remain cautious about the country's overall economic fundamentals. In India, recent elections appear to signal the end of a period of unstable government and usher in possibilities for meaningful economic reform. Similarly in China, we believe the agreement with the U.S. concerning entry into the World Trade Organization during the fourth quarter will likely provide interesting investment opportunities as foreign direct investment returns to Asia's largest nation.

Sincerely,

/s/ SIMON RUDOLPH

Simon Rudolph, ACA
Portfolio Manager
Templeton International Smaller Companies Fund


[This chart shows the top 10 holdings and their respective industry and country based on the percentage of total net assets on 12/31/99 for Templeton International Smaller Companies Fund.]


TOP 10 HOLDINGS
Templeton International Smaller
Companies Fund
12/31/99

   COMPANY,                        % OF TOTAL
   INDUSTRY, COUNTRY               NET ASSETS
---------------------------------------------
   Li & Fung Ltd.                       4.7%
   MERCHANDISING,
   HONG KONG

   Giordano International               3.8%
   Ltd.
   MERCHANDISING,
   HONG KONG

   GTC Transcontinental                 3.4%
   Group Ltd., B.
   BROADCASTING &
   PUBLISHING, CANADA

   Sa des Galeries Lafayett  e          2.8%
   MERCHANDISING, FRANCE

   Gujarat Ambuja Cements               2.8%
   Ltd.
   BUILDING MATERIALS &
   COMPONENTS, INDIA

   Siam City Cement Public              2.4%
   Co. Ltd., Fgn.
   BUILDING MATERIALS &
   COMPONENTS, THAILAND

   Elkem ASA, A                         2.2%
   METALS & MINING,
   NORWAY

   Dah Sing Financial                   2.1%
   Holdings Ltd.
   FINANCIAL SERVICES,
   HONG KONG

   Telemig Celular                      1.9%
   Participacoes SA, ADR
   TELECOMMUNICATIONS,
   BRAZIL

   Kardex AG, B.                        1.8%
   BUSINESS & PUBLIC
   SERVICES, SWITZERLAND

For a complete list of portfolio holdings, please see the fund's Statement of Investments.


                                                                          TIS-3

TEMPLETON INTERNATIONAL
SMALLER COMPANIES FUND
-- CLASS 2

   EXPENSES: Performance reflects the fund's Class 2 operating expenses, but does NOT include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (5/1/96 -- 12/31/99)

THE GRAPH BELOW COMPARES THE PERFORMANCE OF TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND - CLASS 2 AND THE SALOMON GLOBAL EX-U.S. LESS THAN $1 BILLION INDEX, INCLUDING REINVESTED DIVIDENDS. THE FUND'S TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. THE SALOMON GLOBAL EX-U.S. LESS THAN $1 BILLION INDEX INCLUDES COMPANIES FROM ALL DEVELOPED AND EMERGING COUNTRIES, EXCEPT THE U.S., WITH A TOTAL MARKET CAPITALIZATION BELOW U.S. $1 BILLION. THE FUND'S PERFORMANCE DIFFERS FROM AN INDEX'S BECAUSE AN INDEX IS NOT MANAGED, DOES NOT CONTAIN CASH (THE FUND GENERALLY CARRIES A CERTAIN PERCENTAGE OF CASH AT ANY GIVEN TIME), AND INCLUDES NO SALES CHARGES OR MANAGEMENT EXPENSES. OF COURSE, ONE CANNOT INVEST DIRECTLY IN AN INDEX, NOR IS AN INDEX REPRESENTATIVE OF THE FUND'S PORTFOLIO. THE INDEX SOURCE IS SALOMON SMITH BARNEY.


[The graph below compares the performance of Templeton International Smaller Companies Fund - Class 2*, as measured by the value of a $10,000 investment, and the Salomon Global ex-U.S. Less Than $1 Billion Index, including reinvested dividends.]

                     Templeton International     Salomon Global
                      Smaller Companies Fund   ex-U.S. less than
                            - Class 2           $1 Billion Index
                     ----------------------------------------------
          05/01/1996                  $10,000              $10,000
          05/31/1996                  $10,150               $9,929
          06/30/1996                  $10,330               $9,908
          07/31/1996                  $10,210               $9,465
          08/31/1996                  $10,330               $9,637
          09/30/1996                  $10,410               $9,694
          10/31/1996                  $10,690               $9,704
          11/30/1996                  $10,890               $9,890
          12/31/1996                  $11,250               $9,721
          01/31/1997                  $11,330               $9,791
          02/28/1997                  $11,450              $10,022
          03/31/1997                  $11,490               $9,803
          04/30/1997                  $11,440               $9,611
          05/31/1997                  $11,670              $10,127
          06/30/1997                  $11,936              $10,341
          07/31/1997                  $12,026              $10,188
          08/31/1997                  $12,117               $9,652
          09/30/1997                  $12,569               $9,672
          10/31/1997                  $11,574               $9,092
          11/30/1997                  $11,232               $8,426
          12/31/1997                  $11,081               $8,170
          01/31/1998                  $10,689               $8,345
          02/28/1998                  $11,684               $9,047
          03/31/1998                  $12,227               $9,364
          04/30/1998                  $12,328               $9,396
          05/31/1998                  $12,066               $9,206
          06/30/1998                  $11,327               $8,739
          07/31/1998                  $11,105               $8,552
          08/31/1998                   $9,362               $7,292
          09/30/1998                   $9,066               $7,290
          10/31/1998                   $9,404               $7,796
          11/30/1998                   $9,805               $8,127
          12/31/1998                   $9,721               $8,273
          01/31/1999                   $9,467               $8,144
          02/28/1999                   $9,424               $8,026
          03/31/1999                   $9,815               $8,643
          04/30/1999                  $10,809               $9,494
          05/31/1999                  $10,745               $9,343
          06/30/1999                  $11,368               $9,988
          07/31/1999                  $11,553              $10,202
          08/31/1999                  $11,716              $10,373
          09/30/1999                  $11,346              $10,212
          10/31/1999                  $11,270              $10,105
          11/30/1999                  $11,422              $10,306
          12/31/1999                  $12,040              $10,779



*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


              Past performance does not guarantee future results.

TIS-4

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Templeton International Smaller Companies Fund
Periods ended 12/31/99
                                                                       SINCE
                                                                   INCEPTION
                                        1-YEAR         3-YEAR      (5/1/96)
                                  --------------------------------------------
 Cumulative Total Return*              23.90%          7.06%          20.40%
 Average Annual Total Return*          23.90%          2.30%           5.20%
 Value of $10,000 Investment*      $   12,390     $   10,706     $    12,040
                                     12/31/97       12/31/98        12/31/99
----------------------------------------------------------------------------
 One-Year Total Return*                -1.50%        -12.27%          23.90%

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 6, 1999, historical results of Class 1 shares; and (b) for periods after January 6, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


TEMPLETON INTERNATIONAL
SMALLER COMPANIES FUND
-- CLASS 2

   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Developing markets involve heightened risks related to the same factors in addition to those associated with their relatively small size and lesser liquidity. There are additional risks involved with seeking long-term capital growth from small or relatively new or unseasoned companies, which can have relatively small revenues, limited product lines and small market share, and smaller company stocks historically have exhibited greater price volatility than large company stocks, particularly over the short term. You may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

                                                                          TIS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Highlights


                                                                                 CLASS 1
                                                        ----------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------
                                                           1999(1)         1998           1997           1996(2)
                                                        ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..................      $9.20          $11.02         $11.25       $10.00
                                                          --------------------------------------------------
Income from investment operations:
 Net investment income ..............................        .26             .25            .23          .10
 Net realized and unrealized gains (losses) .........       1.93           (1.52)          (.39)        1.15
                                                          --------------------------------------------------
Total from investment operations ....................       2.19           (1.27)          (.16)        1.25
                                                          --------------------------------------------------
Less distributions from:
 Net investment income ..............................       (.32)           (.25)          (.07)          --
 Net realized gains .................................         --            (.30)            --           --
                                                          --------------------------------------------------
Total distributions .................................       (.32)           (.55)          (.07)          --
                                                          --------------------------------------------------
Net asset value, end of year ........................     $11.07           $9.20        $ 11.02       $11.25
                                                          ==================================================
Total return* .......................................     23.90%        (12.27)%        (1.50)%       12.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................    $23,541         $24,999        $32,201      $16,255
Ratios to average net assets:
 Expenses ...........................................      1.11%           1.10%          1.06%        1.16%**
 Net investment income ..............................      2.52%           2.26%          2.74%        2.51%**
Portfolio turnover rate .............................     15.80%          18.45%         21.38%           --

*TOTAL RETURN DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS FOR WHICH THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
**ANNUALIZED.
(1)BASED ON AVERAGE SHARES OUTSTANDING.
(2)FOR THE PERIOD MAY 1, 1996 (EFFECTIVE DATE) TO DECEMBER 31, 1996.


TIS-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Highlights (continued)


                                                                 CLASS 2
                                                          ---------------------
                                                               PERIOD ENDED
                                                          DECEMBER 31, 1999(1,2)
                                                          ---------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ..................          $9.44
                                                                ------
Income from investment operations:
 Net investment income ................................            .13
 Net realized and unrealized gains ....................           1.82
                                                                ------
Total from investment operations ......................           1.95
                                                                ------
Less distributions from net investment income .........           (.32)
                                                                ------
Net asset value, end of period ........................         $11.07
                                                                ======
Total return* .........................................         20.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................         $2,049
Ratios to average net assets:
 Expenses .............................................          1.38%**
 Net investment income ................................          1.21%**
Portfolio turnover rate ...............................         15.80%

*TOTAL RETURN DOES NOT INCLUDE ANY FEES, CHARGES OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS FOR WHICH THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
**ANNUALIZED.
(1)BASED ON AVERAGE SHARES OUTSTANDING.
(2)FOR THE PERIOD JANUARY 6, 1999 (EFFECTIVE DATE) TO DECEMBER 31, 1999.


                       See notes to financial statements.


                                                                          TIS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND


STATEMENT OF INVESTMENTS, DECEMBER 31, 1999



                                                                    COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 88.2%
     APPLIANCES & HOUSEHOLD DURABLES 1.3%
     Fisher & Paykel Ltd. ..................................      New Zealand         70,222      $   267,844
     Guangdong Kelon Electrical Holdings. Ltd., H ..........         China            92,000           69,827
                                                                                                  -----------
                                                                                                      337,671
                                                                                                  -----------
     AUTOMOBILES 2.1%
     Bilia AB, A ...........................................        Sweden            28,100          247,795
     Volvo AB, B ...........................................        Sweden            11,600          300,059
                                                                                                  -----------
                                                                                                      547,854
                                                                                                  -----------
     BANKING 4.1%
     Banco de Valencia SA ..................................         Spain             9,816           81,528
     Banco Pastor SA .......................................         Spain             8,000          326,185
     Bank Austria AG, 144A .................................        Austria            6,000          338,266
     Unibanco Uniao de Bancos Brasileiros SA, GDR ..........        Brazil            10,235          308,329
                                                                                                  -----------
                                                                                                    1,054,308
                                                                                                  -----------
     BROADCASTING & PUBLISHING 3.4%
     GTC Transcontinental Group Ltd., B ....................        Canada            63,300          875,579
                                                                                                  -----------
     BUILDING MATERIALS & COMPONENTS 8.8%
     Caradon PLC ...........................................    United Kingdom       117,500          296,233
     Cristaleria Espanola SA, Br. ..........................         Spain             1,291           50,039
     Danske Traelast AS ....................................        Denmark            3,752          329,866
     Gujarat Ambuja Cements Ltd. ...........................         India            95,000          711,954
     Sarna Kunststoff Holding AG ...........................      Switzerland             52           57,143
     Schuttersveld NV ......................................      Netherlands         11,146          188,516
 a   Siam City Cement Public Co. Ltd., fgn. ................       Thailand          112,701          606,597
                                                                                                  -----------
                                                                                                    2,240,348
                                                                                                  -----------
     BUSINESS & PUBLIC SERVICES 4.4%
     Kardex AG, Br. ........................................      Switzerland          1,494          461,569
     Lex Service PLC .......................................    United Kingdom        54,100          329,617
     Scribona AB, B ........................................        Sweden            19,045           67,850
     Sifo Group AB .........................................        Sweden            20,745          263,429
                                                                                                  -----------
                                                                                                    1,122,465
                                                                                                  -----------
     CHEMICALS 1.6%
     Energia e Industrias Aragonesas Eia SA ................         Spain            34,500          159,423
     Yule Catto & Company PLC ..............................    United Kingdom        61,600          243,903
                                                                                                  -----------
                                                                                                      403,326
                                                                                                  -----------
     CONSTRUCTION & HOUSING 2.8%
     Grupo Dragados SA .....................................         Spain            42,465          374,503
     Hollandsche Beton Groep NV ............................      Netherlands          9,600           91,815
     Leighton Holdings Ltd. ................................       Australia          67,050          259,708
                                                                                                  -----------
                                                                                                      726,026
                                                                                                  -----------
     ELECTRICAL & ELECTRONICS 2.8%
     Techtronic Industries Co. Ltd. ........................       Hong Kong       1,706,000          278,719
     Varitronix International Ltd. .........................       Hong Kong         187,500          431,755
                                                                                                  -----------
                                                                                                      710,474
                                                                                                  -----------
     ELECTRONIC COMPONENTS & INSTRUMENTS 2.9%
     Swisslog Holding AG ...................................      Switzerland          1,000          291,994
     VTech Holdings Ltd. ...................................       Hong Kong         136,000          442,632
                                                                                                  -----------
                                                                                                      734,626
                                                                                                  -----------
 a   ENERGY SOURCES 1.1%
     Gas Authority of India Ltd., GDR, 144A ................         India            29,000          274,050
                                                                                                  -----------


TIS-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                       COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     FINANCIAL SERVICES 4.8%
     Dah Sing Financial Holdings Ltd. .........................       Hong Kong         134,800      $   537,570
     Housing Development Finance Corp. Ltd. ...................         India            45,500          299,149
     Morgan Stanley Growth Fund ...............................         India             7,100            2,489
     Mutual Risk Management Ltd. ..............................        Bermuda           23,350          392,572
                                                                                                     -----------
                                                                                                       1,231,780
                                                                                                     -----------
     FOOD & HOUSEHOLD PRODUCTS 7.0%
 a   Charoen Pokphand Feedmill Public Co. Ltd., fgn. ..........       Thailand           86,273          252,865
     Geest PLC ................................................    United Kingdom        44,750          296,877
     Hazlewood Foods PLC ......................................    United Kingdom       111,770          162,569
     Illovo Sugar Ltd. ........................................     South Africa        187,000          223,306
     McBride PLC ..............................................    United Kingdom        64,100          104,111
     National Foods Ltd. ......................................       Australia         182,091          320,374
     Perkins Foods PLC ........................................    United Kingdom       189,240          420,520
                                                                                                     -----------
                                                                                                       1,780,622
                                                                                                     -----------
     FOREST PRODUCTS & PAPER 1.0%
     Crown Van Gelder Papierfabrieken NV ......................      Netherlands          6,115           72,644
 a   Empaques Ponderosa SA de CV, B ...........................        Mexico           151,800           72,896
     Munksjo AB ...............................................        Sweden            12,995          100,843
                                                                                                     -----------
                                                                                                         246,383
                                                                                                     -----------
     HEALTH & PERSONAL CARE 3.2%
     Internatio-Muller NV .....................................      Netherlands          5,844          122,375
     Moulin International Holdings Ltd. .......................       Hong Kong       2,271,176          219,127
     Ono Pharmaceutical Co Ltd. ...............................         Japan            12,000          321,769
 a   Skyepharma PLC ...........................................    United Kingdom       200,000          155,955
                                                                                                     -----------
                                                                                                         819,226
                                                                                                     -----------
     INDUSTRIAL COMPONENTS 4.4%
     Granges AB ...............................................        Sweden            14,679          306,352
     Sylea SA .................................................        France             4,447          217,134
     Weir Group PLC ...........................................    United Kingdom       120,900          429,853
     Yamato Kogyo Co. Ltd. ....................................         Japan            41,000          184,968
                                                                                                     -----------
                                                                                                       1,138,307
                                                                                                     -----------
     MACHINERY & ENGINEERING 2.1%
     Arcadis NV ...............................................      Netherlands         37,875          299,324
     Laird Group PLC ..........................................    United Kingdom        62,000          245,487
                                                                                                     -----------
                                                                                                         544,811
                                                                                                     -----------
     MERCHANDISING 13.4%
     Giordano International Ltd. ..............................       Hong Kong         933,000          960,185
     Li & Fung Ltd. ...........................................       Hong Kong         482,000        1,209,108
     Northwest Company Fund ...................................        Canada            31,365          276,578
     Sa des Galeries Lafayette ................................        France             4,300          713,420
     Samas-Groep NV ...........................................      Netherlands         11,125          138,881
     Somerfield PLC ...........................................    United Kingdom        82,800          119,763
                                                                                                     -----------
                                                                                                       3,417,935
                                                                                                     -----------
     METALS & MINING 6.4%
     Arbed SA .................................................      Luxembourg           1,448          146,360
     Boehler-Uddeholm AG ......................................        Austria            4,993          230,222
     Elkem ASA, A .............................................        Norway            23,850          550,740
     Iluka Resources Ltd. .....................................       Australia         110,370          292,730
     Pohang Iron & Steel Co. Ltd.  ............................      South Korea          2,625          300,046
     PT Tambang Timah .........................................       Indonesia         165,500          115,465
                                                                                                     -----------
                                                                                                       1,635,563
                                                                                                     -----------

                                                                          TIS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                               COUNTRY           SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     MULTI-INDUSTRY 3.3%
     Amer Group Ltd., A ...............................................        Finland             11,300      $   229,231
     Elementis PLC ....................................................    United Kingdom         142,000          184,737
     Nagron Nationaal Grondbezit NV ...................................      Netherlands            7,400          168,368
     Zehnder Holding AG, Br. ..........................................      Switzerland              465          256,954
                                                                                                               -----------
                                                                                                                   839,290
                                                                                                               -----------
 a   TELECOMMUNICATIONS .3%
     Digital Telecommunications Philippines Inc. ......................      Philippines        2,198,000           76,357
                                                                                                               -----------
     TEXTILES & APPAREL 1.2%
     Gamma Holding NV .................................................      Netherlands            3,000          115,373
     Inner Mongolia Erdos Cashmere Products Co. Ltd., B ...............         China             497,000          112,322
 a   Yizheng Chemical Fibre Co. Ltd., H ...............................         China             326,000           91,214
                                                                                                               -----------
                                                                                                                   318,909
                                                                                                               -----------
     TRANSPORTATION 3.5%
 a   Anangel-American Shipholdings Ltd., ADR ..........................        Greece              35,000          188,125
 a   Neptune Orient Lines Ltd. ........................................       Singapore           105,000          140,588
 a   Orient Overseas International Ltd. ...............................       Hong Kong           801,000          311,703
     Stolt Nielsen SA, ADR ............................................        Norway              15,000          262,500
                                                                                                               -----------
                                                                                                                   902,916
                                                                                                               -----------
     UTILITIES ELECTRICAL & GAS 2.3%
     Endesa SA ........................................................         Spain              21,090          418,488
     Guangdong Electric Power Development Co Ltd., B ..................         China             338,520          157,644
                                                                                                               -----------
                                                                                                                   576,132
                                                                                                               -----------
     TOTAL COMMON STOCKS (COST $19,652,772)............................                                         22,554,958
                                                                                                               -----------
     PREFERRED STOCKS 5.2%
     Ballast Nedam NV, pfd. ...........................................      Netherlands            6,700          147,045
     Confab Industrial SA, pfd. .......................................        Brazil             212,800          206,145
     Fertilizantes Fosfatados SA, pfd. ................................        Brazil          41,995,000          181,324
     Moebel Walther AG, pfd. ..........................................        Germany                 50              393
     Telemig Celular Participacoes SA, ADR, pfd. ......................        Brazil              10,695          493,975
     Weg SA, pfd. .....................................................        Brazil             507,200          308,840
                                                                                                               -----------
     TOTAL PREFERRED STOCKS (COST $1,276,410)..........................                                          1,337,722
                                                                                                               -----------
     TOTAL LONG TERM INVESTMENTS BEFORE REPURCHASE AGREEMENTS
     (COST $20,929,182)................................................                                         23,892,680
                                                                                                               -----------
                                                                                                PRINCIPAL
 b   REPURCHASE AGREEMENTS 6.4%                                                                 AMOUNT
                                                                                              ----------
     Barclays Bank PLC, 3.0%, 1/03/00 (Maturity Value $826,207)
      Collateralized by U.S. Treasury Notes and Bonds .................     United States     $   826,000          826,000
     Morgan Stanley Group Inc., 3.0%, 1/03/00 (Maturity Value $820,205)
      Collateralized by U.S. Treasury Notes and Bonds .................     United States         820,000          820,000
                                                                                                               -----------
     TOTAL REPURCHASE AGREEMENTS (COST $1,646,000).....................                                          1,646,000
                                                                                                               -----------
     TOTAL INVESTMENTS (COST $22,575,182) 99.8%........................                                         25,538,680
     OTHER ASSETS, LESS LIABILITIES .2% ...............................                                             51,469
                                                                                                               -----------
     TOTAL NET ASSETS 100.0% ..........................................                                        $25,590,149
                                                                                                               ===========

A NON-INCOME PRODUCING.
B AT DECEMBER 31, 1999, ALL REPURCHASE AGREEMENTS HELD BY THE FUND HAD BEEN ENTERED INTO ON THAT DATE.

                       See notes to financial statements.

TIS-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


Assets:
 Investments in securities, at value (cost $22,575,182)...........................    $ 25,538,680
 Cash ............................................................................             243
 Receivables:
  Capital shares sold ............................................................          41,346
  Dividends and interest .........................................................          58,116
                                                                                      ------------
   Total assets ..................................................................      25,638,385
                                                                                      ------------
Liabilities:
 Payables:
  Capital shares redeemed ........................................................          10,007
  Affiliates .....................................................................          21,851
  Professional fees ..............................................................           2,176
  Custodian fees .................................................................          10,323
  Postage and mailing fees .......................................................           1,980
 Other liabilities ...............................................................           1,899
                                                                                      ------------
   Total liabilities .............................................................          48,236
                                                                                      ------------
    Net assets, at value .........................................................    $ 25,590,149
                                                                                      ============
Net assets consist of:
 Undistributed net investment income .............................................    $    502,859
 Net unrealized appreciation .....................................................       2,963,498
 Accumulated net realized loss ...................................................      (4,537,241)
 Capital shares ..................................................................      26,661,033
                                                                                      ------------
    Net assets, at value .........................................................    $ 25,590,149
                                                                                      ============
CLASS 1:
 Net asset value per share ($23,541,460 /divided by/ 2,126,632 shares outstanding)    $      11.07
                                                                                      ============
CLASS 2:
 Net asset value per share ($2,048,689 /divided by/ 185,021 shares outstanding)...    $      11.07
                                                                                      ============

                       See notes to financial statements.


                                                                         TIS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999


Investment Income:
 (net of foreign taxes of $93,421)
 Dividends ...................................................    $    826,264
 Interest ....................................................          32,478
                                                                  ------------
   Total investment income ...................................         858,742
                                                                  ------------
Expenses:
 Management fees (Note 3) ....................................         201,942
 Administrative fees (Note 3) ................................          35,637
 Distribution fees - Class 2 (Note 3) ........................           1,086
 Custodian fees ..............................................          20,200
 Reports to shareholders .....................................           3,400
 Professional fees ...........................................           2,700
 Trustees' fees and expenses .................................             200
 Other .......................................................             164
                                                                  ------------
   Total expenses ............................................         265,329
                                                                  ------------
    Net investment income ....................................         593,413
                                                                  ------------
Realized and unrealized gain (loss):
 Net realized loss from:
  Investments ................................................      (1,993,271)
  Foreign currency transactions ..............................         (20,383)
                                                                  ------------
   Net realized loss .........................................      (2,013,654)
 Net unrealized appreciation on investments ..................       6,488,119
                                                                  ------------
Net realized and unrealized gain .............................       4,474,465
                                                                  ------------
Net increase in net assets resulting from operations .........    $  5,067,878
                                                                  ============

                       See notes to financial statements.

TIS-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                                     1999              1998
                                                                               ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................    $    593,413      $    691,086
  Net realized loss from investments and foreign currency transactions .....      (2,013,654)       (2,334,096)
  Net unrealized appreciation (depreciation) on investments ................       6,488,119        (2,224,314)
                                                                                ------------------------------
   Net increase (decrease) in net assets resulting from operations .........       5,067,878        (3,867,324)
Distributions to shareholders from:
 Net investment income:
  Class 1 ..................................................................        (690,707)         (741,651)
  Class 2 ..................................................................            (424)               --
 Net realized gains:
  Class 1 ..................................................................              --          (858,571)
                                                                                ------------------------------
Total distributions to shareholders ........................................        (691,131)       (1,600,222)
Capital share transactions (Note 2):
  Class 1 ..................................................................      (5,614,919)       (1,733,715)
  Class 2 ..................................................................       1,828,877                --
                                                                                ------------------------------
 Total capital share transactions ..........................................      (3,786,042)       (1,733,715)
   Net increase (decrease) in net assets ...................................         590,705        (7,201,261)
Net assets:
 Beginning of year .........................................................      24,999,444        32,200,705
                                                                                ------------------------------
 End of year ...............................................................    $ 25,590,149      $ 24,999,444
                                                                                ==============================
Undistributed net investment income included in net assets:
 End of year ...............................................................    $    502,859      $    620,960
                                                                                ==============================

                       See notes to financial statements.

                                                                         TIS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton International Smaller Companies Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 1999, over 90% of the Fund's shares were sold through one insurance company. The Fund seeks long-term capital appreciation. The portfolio invests primarily in equity securities of smaller companies outside the U.S., including developing markets.

Effective July 1, 1999, the name of the Trust, Franklin Valuemark Funds, changed to Franklin Templeton Variable Insurance Products Trust. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TIS-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

Effective January 6, 1999, the Fund offered two classes of shares: Class 1 and Class 2. Outstanding shares before that date were designated Class 1 shares. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                    YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------
                                                              1999                            1998
                                                ----------------------------------------------------------------
                                                     SHARES          AMOUNT           SHARES          AMOUNT
CLASS 1 SHARES:                                 ----------------------------------------------------------------
Shares sold ...................................       583,886    $   6,152,029       1,335,385    $  13,968,902
Shares issued in reinvestment of distributions         64,794          690,707         147,758        1,600,222
Shares redeemed ...............................    (1,240,556)     (12,457,655)     (1,687,180)     (17,302,839)
                                                   ------------------------------------------------------------
Net decrease ..................................      (591,876)   $  (5,614,919)       (204,037)   $  (1,733,715)
                                                   ============================================================

                                                          PERIOD ENDED
                                                          DECEMBER 31,
                                                --------------------------------
                                                             1999(1)
                                                --------------------------------
CLASS 2 SHARES:                                     SHARES           AMOUNT
                                                    -----------------------
Shares sold ...................................     2,831,182    $  29,929,003
Shares issued in reinvestment of distributions             40              424
Shares redeemed ...............................    (2,646,201)     (28,100,550)
                                                   ---------------------------
Net increase ..................................       185,021    $   1,828,877
                                                   ===========================

(1)For the period January 6, 1999 (effective date) to December 31, 1999.

                                                                         TIS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

    ENTITY                                                         AFFILIATION
    -------------------------------------------------------------------------------------
    Franklin Templeton Services, Inc. (FT Services)                Administrative manager
    Templeton Investment Counsel, Inc. (TICI)                      Investment manager
    Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
    Franklin/Templeton Investor Services, Inc. (Investor Services) Transfer agent

The Fund pays an investment management fee to TICI based on the average net assets of the Fund as follows:

ANNUALIZED
FEE RATE    DAILY NET ASSETS
----------------------------------------------------------------
   .85%     First $200 million
  .765%     Over $200 million, up to and including $1.3 billion
   .68%     Over $1.3 billion

The Fund pays administrative fees to FT Services based on the average net assets of the fund as follows:

ANNUALIZED
FEE RATE    DAILY NET ASSETS
----------------------------------------------------------------
   .15%     First $200 million
  .135%     Over $200 million, up to and including $700 million
   .10%     Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of the Fund's average daily net assets of Class 2 for costs incurred in marketing the Fund's shares. Effective July 1, 1999, the rate changed from .30% to .25%.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 1999, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

  Capital loss carryover expiring in:
   2006 .............................  $2,543,971
   2007 .............................   1,878,044
                                       ----------
                                       $4,422,015
                                       ==========

At December 31, 1999, the Fund had deferred capital losses and deferred currency losses of $115,743 occurring subsequent to October 31, 1999. For tax purposes such losses will be reflected in the year ending December 31, 2000.

Net investment income and net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

TIS-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $22,596,326 was as follows:

  Unrealized appreciation .............  $  5,930,679
  Unrealized depreciation .............    (2,988,325)
                                         ------------
  Net unrealized appreciation .........  $  2,942,354
                                         ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 were $3,623,134 and $7,738,628, respectively.

6. CREDIT FACILITY

Certain Franklin Templeton Funds, including Templeton International Smaller Companies Fund, are participants in a $750 million senior unsecured credit agreement for temporary or emergency purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

                                                                         TIS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton International Smaller Companies Fund (the Fund), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP


San Francisco, California
February 2, 2000

TIS-18

REPORT OF SPECIAL MEETINGS
OF SHAREHOLDERS

At Special Meetings on February 8, 2000, the shareholders of Franklin Small Cap, Templeton Developing Markets Equity, Templeton Global Asset Allocation, and Templeton International Equity Funds, each a series of Franklin Templeton Variable Insurance Products Trust (VIP), approved new investment advisory agreements, and changes to, and elimination of, certain of the fundamental investment restrictions, to be effective as of May 1, 2000.

In addition, shareholders of Franklin Rising Dividends Securities Fund, a series of VIP, approved a modification of the fund's current criteria for the selection of portfolio companies related to debt as part of the issuer's capital structure, and changes to, and elimination of, certain of the fund's other fundamental investment restrictions, to be effective as of May 1, 2000.

The VIP Board of Trustees approved name changes for several of the VIP funds which will also take effect, as of May 1, 2000.



YOUR CURRENT VIP FUND NAME                          NEW VIP FUND NAME AS OF MAY 1, 2000
-------------------------------------------------------------------------------------------------
         Templeton Global Asset Allocation Fund     Templeton Asset Strategy Fund
         Templeton Developing Markets Equity Fund   Templeton Developing Markets Securities Fund
         Templeton International Equity Fund        Templeton International Securities Fund
         Templeton Pacific Growth Fund              Templeton Pacific Growth Securities Fund

At the Special Meeting of Shareholders of the Franklin Rising Dividends Securities Fund, a series of Franklin Templeton Variable Insurance Products Trust (VIP), held on February 8, 2000, shareholders voted as follows:

1. Regarding the approval of a modification of the Fund's current criteria for the selection of portfolio companies related to debt as part of the issuer's capital structure:


                               Shares             % of             Shares             % of            Shares             % of
        Shares                 Voted             Shares             Voted            Shares          Voted to           Shares
        Voted                   For               Voted            Against           Voted            Abstain           Voted
--------------------------------------------------------------------------------------------------------------------------------
    34,642,325.865          31,187,926.239        90.028%        1,310,140.114        3.782%        2,144,259.512        6.190%

2. Regarding the approval of changes in the following fundamental investments restrictions:


                                                     Shares           % of
                                 Shares              Voted           Shares
                                 Voted                For             Voted
                          ----------------------------------------------------
    (a) Borrowing             34,642,325.865      30,364,960.448      87.653%
    (b) Underwriting          34,642,325.865      30,937,738.640      89.306%
    (c) Lending               34,642,325.865      30,627,603.069      88.411%
    (d) Real Estate and
         Commodities          34,642,325.865      30,491,288.755      88.017%
    (e) Senior Securities     34,642,325.865      30,790,380.970      88.881%
    (f) Concentration         34,642,325.865      30,873,386.121      89.120%
    (g) Diversification       34,642,325.865      31,270,378.920      90.266%



                                Shares           % of          Shares           % of
                                 Voted          Shares        Voted to         Shares
                                Against         Voted          Abstain         Voted
                          -------------------------------------------------------------
    (a) Borrowing             2,004,812.041      5.787%      2,272,553.376      6.560%
    (b) Underwriting          1,351,902.686      3.903%      2,352,684.539      6.791%
    (c) Lending               1,665,004.505      4.806%      2,349,718.291      6.783%
    (d) Real Estate and
         Commodities          1,824,505.657      5.267%      2,326,531.453      6.716%
    (e) Senior Securities     1,583,482.434      4.571%      2,268,462.461      6.538%
    (f) Concentration         1,467,482.510      4.237%      2,301,457.234      6.643%
    (g) Diversification       1,130,744.766      3.264%      2,241,202.179      6.470%

3. Regarding the approval to eliminate certain fundamental investment restrictions:


                               Shares             % of             Shares             % of            Shares             % of
        Shares                 Voted             Shares             Voted            Shares          Voted to           Shares
        Voted                   For               Voted            Against           Voted            Abstain           Voted
--------------------------------------------------------------------------------------------------------------------------------
    34,642,325.865          31,018,266.640        89.539%        1,407,621.475        4.063%        2,216,437.750        6.398%

There being no further business to come before the Meeting, upon motion duly made, seconded and carried, the Meeting was adjourned.

At the Special Meeting of Shareholders of the Franklin Small Cap Fund, a series of Franklin Templeton Variable Insurance Products Trust (VIP), held on February 8, 2000, shareholders voted as follows:

1. Regarding the approval of a new investment advisory agreement:


                               Shares             % of             Shares             % of            Shares             % of
        Shares                 Voted             Shares             Voted            Shares          Voted to           Shares
        Voted                   For               Voted            Against           Voted            Abstain           Voted
--------------------------------------------------------------------------------------------------------------------------------
    18,422,356.898          15,924,198.742        86.440%        1,460,550.545        7.928%        1,037,607.611        5.632%

2. Regarding the approval of changes in the following fundamental investments restrictions:


                                                      Shares           % of
                                  Shares              Voted           Shares
                                  Voted                For             Voted
                           ----------------------------------------------------
    (a) Diversification        18,422,356.898      16,477,970.342      89.446%
    (b) Borrowing              18,422,356.898      15,584,213.385      84.594%
    (c) Lending                18,422,356.898      15,851,672.166      86.046%
    (d) Underwriting           18,422,356.898      16,015,154.413      86.933%
    (e) Concentration          18,422,356.898      15,978,912.676      86.737%
    (f) Senior Securities      18,422,356.898      16,012,931.423      86.921%
    (g) Real Estate and
         Commodities           18,422,356.898      15,872,028.601      86.156%



                                Shares          % of          Shares           % of
                                 Voted         Shares        Voted to         Shares
                                Against        Voted          Abstain         Voted
                           -----------------------------------------------------------
    (a) Diversification        913,778.609      4.960%      1,030,607.947      5.594%
    (b) Borrowing            1,689,334.485      9.170%      1,148,809.028      6.236%
    (c) Lending              1,428,899.473      7.756%      1,141,785.259      6.198%
    (d) Underwriting         1,206,200.983      6.548%      1,201,001.502      6.519%
    (e) Concentration        1,254,405.961      6.809%      1,189,038.261      6.454%
    (f) Senior Securities    1,247,669.028      6.773%      1,161,756.447      6.306%
    (g) Real Estate and
         Commodities         1,405,639.367      7.630%      1,144,688.930      6.214%

3. Regarding the approval to eliminate certain fundamental investment restrictions:


                               Shares             % of             Shares             % of            Shares             % of
        Shares                 Voted             Shares             Voted            Shares          Voted to           Shares
        Voted                   For               Voted            Against           Voted            Abstain           Voted
--------------------------------------------------------------------------------------------------------------------------------
    18,422,356.898          16,089,736.890        87.338%        1,231,178.818        6.683%        1,101,441.190        5.979%

There being no further business to come before the Meeting, upon motion duly made, seconded and carried, the Meeting was adjourned.

At the Special Meeting of Shareholders of the Templeton Developing Markets Equity (Developing Markets), Templeton Global Asset Allocation (Global Asset Allocation), and Templeton International Equity Funds (International), each series' of Franklin Templeton Variable Insurance Products Trust (VIP), held on February 8, 2000, shareholders voted as follows:

1. Regarding the approval of a new investment advisory agreement:


                                                       Shares           % of
                                   Shares              Voted           Shares
                                   Voted                For             Voted
                            ----------------------------------------------------
    Developing Markets          18,270,551.748      16,643,113.339      91.093%
    Global Asset Allocation      5,290,722.024       4,876,674.848      92.174%
    International               44,149,844.645      40,368,795.570      91.436%



                                  Shares           % of          Shares           % of
                                   Voted          Shares        Voted to         Shares
                                  Against         Voted          Abstain          Voted
                            --------------------------------------------------------------
    Developing Markets            316,569.083      1.732%      1,310,869.326       7.175%
    Global Asset Allocation        96,681.269      1.827%        317,365.907       5.999%
    International                 824,499.311      1.867%      2,956,549.764       6.697%

2. Regarding the approval of changes in the following fundamental investments restrictions:


     (a) Diversification


                                                       Shares           % of
                                   Shares              Voted           Shares
                                   Voted                For             Voted
                            ----------------------------------------------------
    Developing Markets          18,270,551.748      16,710,277.009      91.460%
    Global Asset Allocation      5,290,722.024       4,655,162.142      87.987%
    International               44,149,844.645     40,132,799,935       90.901%



                                  Shares           % of          Shares           % of
                                   Voted          Shares        Voted to         Shares
                                  Against         Voted          Abstain         Voted
                            -------------------------------------------------------------
    Developing Markets            251,266.325      1.375%      1,309,008.414      7.165%
    Global Asset Allocation        95,308.429      1.802%        540,251.453     10.211%
    International                 748,361.204      1.695%      3,268,683.506      7.404%

     (b) Borrowing


                                                       Shares           % of
                                   Shares              Voted           Shares
                                   Voted                For             Voted
                            ----------------------------------------------------
    Developing Markets          18,270,551.748      16,028,768.210      87.730%
    Global Asset Allocation      5,290,722.024       4,475,809.527      84.597%
    International               44,149,844.645      37,918,778.113      85.887%



                                 Shares          % of          Shares           % of
                                  Voted         Shares        Voted to         Shares
                                 Against        Voted          Abstain         Voted
                            -----------------------------------------------------------
    Developing Markets          773,840.545      4.236%      1,467,942.993      8.034%
    Global Asset Allocation     256,928.404      4.857%        557,984.093     10.546%
    International             2,465,639.919      5.584%      3,765,426.613      8.529%

     (c) Lending


                                                       Shares           % of
                                   Shares              Voted           Shares
                                   Voted                For             Voted
                            ----------------------------------------------------
    Developing Markets          18,270,551.748      16,248,486.259      88.933%
    Global Asset Allocation      5,290,722.024       4,515,526.810      85.348%
    International               44,149,844.645      38,527,292.561      87.265%



                                 Shares          % of          Shares           % of
                                  Voted         Shares        Voted to         Shares
                                 Against        Voted          Abstain         Voted
                            -----------------------------------------------------------
    Developing Markets          558,650.236      3.057%      1,463,415.253      8.010%
    Global Asset Allocation     209,939.770      3.968%        565,255.444     10.684%
    International             1,884,118.568      4.267%      3,738,433.516      8.468%

     (d) Underwriting


                                                       Shares           % of
                                   Shares              Voted           Shares
                                   Voted                For             Voted
                            ----------------------------------------------------
    Developing Markets          18,270,551.748      16,284,157.533      89.128%
    Global Asset Allocation      5,290,722.024       4,602,118.027      86.985%
    International               44,149,844.645      39,034,888.689      88.415%



                                 Shares          % of          Shares           % of
                                  Voted         Shares        Voted to         Shares
                                 Against        Voted          Abstain         Voted
                            -----------------------------------------------------------
    Developing Markets          523,157.546      2.863%      1,463,236.669      8.009%
    Global Asset Allocation     114,619.431      2.166%        573,984.566     10.849%
    International             1,426,651.417      3.231%      3,688,304.539      8.354%

     (e) Concentration


                                                       Shares           % of
                                   Shares              Voted           Shares
                                   Voted                For             Voted
                            ----------------------------------------------------
    Developing Markets          18,270,551.748      16,426,194.875      89.905%
    Global Asset Allocation      5,290,722.024       4,558,580.736      86.162%
    International               44,149,844.645      39,112,258.974      88.590%



                                 Shares          % of          Shares           % of
                                  Voted         Shares        Voted to         Shares
                                 Against        Voted          Abstain         Voted
                            -----------------------------------------------------------
    Developing Markets          393,199.573      2.152%      1,451,157.300      7.943%
    Global Asset Allocation     131,923.214      2.493%        600,218.074     11.345%
    International             1,309,365.688      2.966%      3,728,219.983      8.444%

     (f) Senior Securities


                                                       Shares           % of
                                   Shares              Voted           Shares
                                   Voted                For             Voted
                            ----------------------------------------------------
    Developing Markets          18,270,551.748      16,409,980.428      89.817%
    Global Asset Allocation      5,290,722.024       4,581,468.769      86.594%
    International               44,149,844.645      39,288,852.525      88.990%



                                 Shares          % of          Shares           % of
                                  Voted         Shares        Voted to         Shares
                                 Against        Voted          Abstain         Voted
                            -----------------------------------------------------------
    Developing Markets          410,401.607      2.246%      1,450,169.713      7.937%
    Global Asset Allocation     137,363.380      2.597%        571,889.875     10.809%
    International             1,276,504.755      2.891%      3,584,487.365      8.119%

     (g) Real Estate and Commodities


                                                       Shares           % of
                                   Shares              Voted           Shares
                                   Voted                For             Voted
                            ----------------------------------------------------
    Developing Markets          18,270,551.748      16,207,115.077      88.706%
    Global Asset Allocation      5,290,722.024       4,520,220.922      85.437%
    International               44,149,844.645      38,784,297.831      87.847%



                                 Shares          % of          Shares           % of
                                  Voted         Shares        Voted to         Shares
                                 Against        Voted          Abstain         Voted
                            -----------------------------------------------------------
    Developing Markets          622,804.971      3.409%      1,440,631.700      7.885%
    Global Asset Allocation     185,790.635      3.511%        584,710.467     11.052%
    International             1,607,358.554      3.641%      3,758,188.260      8.512%

3. Regarding the approval to eliminate certain fundamental investment restrictions:


                                                       Shares           % of
                                   Shares              Voted           Shares
                                   Voted                For             Voted
                            ----------------------------------------------------
    Developing Markets          18,270,551.748      16,271,220.422      89.057%
    Global Asset Allocation      5,290,722.024       4,582,110.985      86.607%
    International               44,149,844.645      38,965,505.675      88.257%



                                 Shares          % of          Shares           % of
                                  Voted         Shares        Voted to         Shares
                                 Against        Voted          Abstain         Voted
                            -----------------------------------------------------------
    Developing Markets          527,502.539      2.887%      1,471,828.787      8.056%
    Global Asset Allocation     178,528.088      3.374%        530,082.951     10.019%
    International             1,740,541.099      3.943%      3,443,797.871      7.800%

There being no further business to come before the Meeting, upon motion duly made, seconded and carried, the Meeting was adjourned.

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